As filed with the Securities and Exchange             Registration No. 033-76018
Commission on April 30, 2009


--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6


                       POST-EFFECTIVE AMENDMENT NO. 22 TO
                             REGISTRATION STATEMENT
                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2


        Variable Life Account B of ING Life Insurance and Annuity Company

                     ING Life Insurance and Annuity Company

                   One Orange Way, Windsor, Connecticut 06095

        Depositor's Telephone Number, including Area Code: (860) 580-2824


        J. Neil McMurdie, Counsel                  cc: John L. Reizian
         ING Life Insurance and                 The Lincoln National Life
             Annuity Company                        Insurance Company
             One Orange Way,                        350 Church Street
        C1S, Windsor, Connecticut                     Hartford, CT
               06095-4774                              06103-1106
       (NAME AND COMPLETE ADDRESS
          OF AGENT FOR SERVICE)


            Approximate Date of Proposed Public Offering: Continuous.

   Indefinite number of units of interest in variable life insurance contracts
                     (Title of Securities Being Registered)


    An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to Rule 24f-2 under the Investment
  Company Act of 1940. The Form 24f-2 for Registrant for the fiscal year ending
                   December 31, 2008 was filed March 27, 2009.


It is proposed that this filing will become effective:

|_|  immediately upon filing pursuant to paragraph (b) of Rule 485


|X|  on May 1, 2009 pursuant to paragraph (b) of Rule 485


|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                             Variable Life Account B

                                       of

                     ING Life Insurance and Annuity Company
                              Cross Reference Sheet

FORM N-8B-2
ITEM NO.      PART I PROSPECTUS
-----------   ---------------------------------------------------------------------
1             Cover Page; The Separate Account; The Company
2             Cover Page; The Separate Account; The Company
3             Not Applicable
4             Cover Page; The Company The Separate Account; Additional
              Information--Distribution of the Policies
5             The Separate Account; The Company
6             The Separate Account; The Company
7             Not Applicable
8             Financial Statements
9             Additional Information--Legal Matters and Proceedings
10            Policy Summary; The Separate Account; Charges and Fees; Policy
              Choices; Policy Values; Policy Rights; Additional Information;
              Miscellaneous Policy Provisions
11            Policy Summary; Allocation of Premiums; Policy Choices
12            Not Applicable
13            Policy Summary; Charges and Fees; Policy Choices; Term Insurance
              Rider; Additional Information--Distribution of the Policies
14            Policy Values; Miscellaneous Policy Provisions
15            Policy Summary; Allocation of Premiums--The Funds; Policy Choices;
              Policy Values
16            Policy Summary; Allocation of Premiums--The Funds; Policy Values
17            Policy Rights
18            Allocation of Premiums; Policy Choices; Policy Rights
19            Reports to Policy Owners; Rights to Instruct Voting of Fund
              Shares; Additional Information--Records of Accounts
20            Not Applicable
21            Policy Rights--Policy Loans
22            Not Applicable
23            Directors and Officers


24            Miscellaneous Policy Provisions
25            The Company
26            Policy Summary; Charges and Fees
27            The Company
28            The Company; Directors and Officers
29            The Company
30            Not Applicable
31            Not Applicable
32            Not Applicable
33            Not Applicable
34            Not Applicable
35            The Company; Additional Information
36            Not Applicable
37            Not Applicable
38            Additional Information
39            The Company
40            Policy Summary; Charges and Fees
41            The Company
42            The Company; Directors and Officers
43            Financial Statements
44            Policy Values--Accumulation Unit Value; Financial Statements
45            Not Applicable
46            The Separate Account; Policy Values; Illustrations of Death Benefit
47            Policy Summary; The Separate Accounts; Allocation of Premiums;
              Policy Choices; Policy Values
48            Not Applicable
49            Not Applicable
50            Not Applicable
51            Not Applicable
52            The Separate Account; Allocation of Premiums
53            Tax Matters
54            Not Applicable
55            Not Applicable


56            Not Applicable
57            Not Applicable
58            Not Applicable
59            Financial Statements

ING Life Insurance and
Annuity Company               Administrative Office:          AETNAVEST PLUS
Home Office:                  Customer Service Center     VARIABLE LIFE ACCOUNT B
151 Farmington Avenue         One Granite Place
Hartford, Connecticut 06156   Concord, NH 03301                 PROSPECTUS
Telephone: 1-(866)-723-4646   Telephone: (800) 334-7586     DATED: MAY 1, 2009


                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

This prospectus describes AetnaVest Plus, a flexible premium variable life insurance contract (the "Policy" or "Policies"), offered by ING Life Insurance and Annuity Company (formerly known as Aetna Life Insurance and Annuity Company) (the "Company", "we", "us", "our").

In October 1998, the Company and life insurance affiliates of Lincoln Financial Group entered into a transaction whereby nearly all of the Company's variable life insurance business was reinsured by the Lincoln affiliates.

The Policies feature: - flexible premium payments;

                      - a choice of one of two death benefit options; and

                      - a choice of underlying investment options.

You may allocate net premiums to subaccounts available under the Policy, each of which invests in shares of a certain Fund ("Fund"). The Policy features Funds offered through the following fund families. Each Fund has its own investment objective. You should review each Fund's prospectus before making your decision.

                    -    ING VARIABLE PRODUCT FUNDS

                    -    ING PARTNERS, INC.

                    -    FIDELITY(R) VARIABLE INSURANCE PRODUCTS

                    -    JANUS ASPEN SERIES

                    -    OPPENHEIMER VARIABLE ACCOUNT FUNDS

Net premiums allocated to the fixed account earn fixed rates of interest. We determine the rates periodically, but we guarantee that they will never be less than 4.5% a year.

THIS PROSPECTUS AND OTHER INFORMATION ABOUT VARIABLE LIFE ACCOUNT B FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") CAN BE FOUND IN THE COMMISSION'S WEB SITE AT http://www.sec.gov. YOU CAN GET COPIES OF THIS INFORMATION BY VISITING THE COMMISSION'S PUBLIC REFERENCE BRANCH OR WRITING THE COMMISSION'S PUBLIC REFERENCE BRANCH, 100 F STREET, N.E., ROOM 1580, WASHINGTON, D.C. 20549 AND PAYING A DUPLICATING FEE. INFORMATION ON THE OPERATION OF THE COMMISSION'S PUBLIC REFERENCE BRANCH MAY BE OBTAINED BY CALLING 1-202-551-5850, E-MAILING PUBLICINFO@SEC.GOV OR WRITING TO THE ADDRESS ABOVE.

VARIABLE LIFE ACCOUNT B OF ING LIFE INSURANCE AND ANNUITY COMPANY

1933 ACT REGISTRATION NO. 033-76018
1940 ACT REGISTRATION NO. 811-04536

THE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

TO BE VALID, THIS PROSPECTUS MUST HAVE THE CURRENT MUTUAL FUNDS' PROSPECTUSES WITH IT. YOU SHOULD READ THE PROSPECTUS AND THE ATTACHED PROSPECTUS FOR ANY AVAILABLE FUND IF YOU ARE CONSIDERING EXERCISING ELECTIONS UNDER A POLICY. YOU SHOULD ALSO KEEP THEM FOR FUTURE REFERENCE.

TABLE OF CONTENTS


Policy Summary                                                                 3
   Replacements                                                                3
   Initial Choices to be Made                                                  3
   Level or Varying Death Benefit                                              3
   Amount of Premium Payment                                                   4
   Selection of Funding Vehicles                                               4
   Guaranteed Death Benefit Provision                                          5
   No-Lapse Coverage Provision                                                 5
   Charges and Fees                                                            5
   Policy Loans                                                                6
   Changes in Specified Amount                                                 6
   Factors to Consider Before Purchasing a Policy                              6
The Company                                                                    7
The Separate Account                                                           7
The General Account                                                            8
Allocation of Premiums                                                         8
   The Funds                                                                   9
   Mixed and Shared Funding                                                   12
   Fixed Account                                                              12
Charges and Fees                                                              12
   Premium Charge                                                             12
   Charges and Fees Assessed Against the Total Account Value                  12
   Charges and Fees Assessed Against the Separate Account                     13
   Charges Assessed Against the Underlying Funds                              13
   Surrender Charge                                                           18
   Surrender Charges on Full and Partial Surrenders                           18
Policy Choices                                                                19
   Death Benefit                                                              19
   Guaranteed Death Benefit Provision                                         19
   Premium Payments                                                           20
   Initial Allocations to Funding Options                                     21
   Transfers Between Funding Options                                          21
   Telephone Transfers                                                        21
   Market Timing                                                              22
   Limits Imposed by the Funds                                                23
   Automated Transfers (Dollar Cost Averaging)                                23
Policy Values                                                                 23
   Total Account Value                                                        23
   Accumulation Unit Value                                                    24
   Maturity Value                                                             25
   Cash Surrender Value                                                       25
Policy Rights                                                                 25
   Full Surrenders                                                            25
   Partial Surrenders                                                         25
   Avoiding Loss of Coverage                                                  26
   No-Lapse Coverage Provision                                                26
   Reinstatement of a Lapsed Policy                                           26
   Policy Loans: Preferred and Nonpreferred                                   27
   Policy Changes for Increases, Decreases and Death Benefit Option           28
   Right to Examine the Policy                                                28
Payment of Death Benefit                                                      29
Policy Settlement                                                             29
   Settlement Options                                                         30
   Calculation of Settlement Payments on a Variable Basis                     31
Special Plans                                                                 32
Directors and Officers                                                        32
Additional Information                                                        34
   Reports to Policy Owners                                                   34
   Right to Instruct Voting of Fund Shares                                    34
   State Regulation                                                           34
Regulatory Developments - The Company and the Industry                        35
   Insurance and Other Regulatory Matters                                     35
   Investment Product Regulatory Issues                                       35
   Legal Matters and Proceedings                                              36
   The Registration Statement                                                 36
   Distribution of the Policies                                               36
   Records and Accounts                                                       37
   Independent Registered Public Accounting Firm                              37
Tax Matters                                                                   37
   Tax Status of the Company                                                  38
   Tax Status of the Policy                                                   38
   Diversification and Investor Control Requirements                          38
   Tax Treatment of Policy Death Benefits                                     39
   Distributions Other than Death Benefits                                    39
      Modified Endowment Contracts                                            39
      Policies That Are Not Modified Endowment Contracts                      40
      Investment in the Policy                                                40
   Other Tax Matters                                                          40
      Policy Loans                                                            40
      Continuation of a Policy                                                41
      Section 1035 Exchanges                                                  41
      Tax-exempt Policy Owners                                                41
      Tax Law Changes                                                         41
      Policy Changes to Comply with the Law                                   41
      Life Insurance Owned by Businesses                                      41
      Income Tax Withholding                                                  42
      Policy Transfers
Miscellaneous Policy Provisions                                               42
   The Policy                                                                 42
   Payment of Benefits                                                        42
   Age and Sex                                                                42
   Incontestability                                                           43
   Suicide                                                                    43
   Anti-Money Laundering                                                      43
   Coverage Beyond Maturity                                                   44
   Protection of Proceeds                                                     44
   Nonparticipation                                                           44
Illustrations of Death Benefit, Total Account Values and
   Cash Surrender Values                                                      44
Financial Statements of the Separate Account                                 B-1
Financial Statements of the Company                                          C-1


This prospectus does not constitute an offer in any jurisdiction where prohibited. No dealer, salesman or other person is authorized to give any information or make any representation in connection with this offering other than those contained in this prospectus, or other sales material authorized by the Company and if given or made, such other information or representations must not be relied upon.

The purpose of the policy is to provide insurance protection. Life insurance is a long-term investment. Owners should consider their need for insurance coverage and the policy's long-term investment potential. We do not claim that the policy is in any way similar or comparable to an investment in a mutual fund.

POLICY SUMMARY

This section is an overview of key policy features for AetnaVest Plus. (Regulations in your state may vary the provisions of your own Policy.) Your Policy is a flexible premium variable life insurance policy, under which flexible premium payments are permitted and the death benefit and policy values may vary with the investment performance of the funding option(s) selected. Its value may change on a:

     1)   fixed basis;

     2)   variable basis; or

     3)   a combination of both fixed and variable basis.

Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a variable life insurance policy. This Policy may, or may not, be appropriate for your individual financial goals. The value of the Policy and, under one option, the death benefit amount depend on the investment results of the funding options you select. Review this prospectus and the Funds prospectus to achieve a clear understanding of any Fund you are considering.

At all times, your Policy must qualify as life insurance under the Internal Revenue Code of 1986, as amended (the "Code") to receive favorable tax treatment under Federal law. If these requirements are met, you may benefit from favorable federal tax treatment. The Company reserves the right to return your premium payment if it results in your Policy failing to meet federal tax law requirements.

REPLACEMENTS

It may not be advantageous to replace existing insurance or an annuity contract or supplement an existing flexible premium variable life insurance policy with this Policy. This prospectus and prospectuses of the Funds should be read carefully to understand the Policy being offered.

INITIAL CHOICES TO BE MADE

The Policy owner (the "owner" or "you") is the person named in the Policy's specification page who has all of the Policy ownership rights. If no owner is named, the insured (the person whose life is insured under the Policy) will be the owner of the Policy. You, as the owner, have four important choices to make when the Policy is first purchased. You need to choose:

     1)   either the level or varying death benefit option;

     2)   the amount of premium you want to pay;

     3) the amount of your net premium payment to be placed in each of the funding options you select. The net premium payment is the balance of your premium payment that remains after certain charges are deducted from it; and

     4) if you want the guaranteed death benefit provision, and to what age (see "Guaranteed Death Benefit Provision.")

LEVEL OR VARYING DEATH BENEFIT

The death benefit is the amount the Company pays to the beneficiary(ies) when the insured dies. Before we pay the beneficiary(ies), any outstanding loan account balances or outstanding amounts due are subtracted from the death benefit. We calculate the death benefit payable, as of the date the Insured died.

If you choose the level death benefit option, the death benefit will be the greater of:

     1) the "specified amount" in effect for the Policy at the time of the Insured's death (The initial specified amount may be found on the Policy's specification page); or

     2) the applicable percentage of the "total account value" (The total account value is the total of the balances in the fixed account and the separate account minus any outstanding loan account amounts).

If you choose the varying death benefit option, the death benefit will be the greater of:

     1)   the specified amount plus the total account value; or

     2)   the applicable percentage of the total account value.

See "Policy Choices."

If you have borrowed against your Policy or surrendered a portion of your Policy, the loan account balance and any surrendered amount will reduce your initial death benefit. See "Policy Choices."

You may borrow within described limits against the Policy. You may surrender the Policy in full or withdraw part of its value. A surrender charge is applied if the Policy is surrendered totally. Depending on the amount of premium you pay, there may be little, or no, cash value in your Policy to borrow or surrender in the early years.

AMOUNT OF PREMIUM PAYMENT

When you first buy your Policy, you must decide how much premium to pay. Premium payments may be changed within certain limits. See "Policy Choices--Premium Payments." If your Policy lapses because your monthly deduction is larger than the "cash surrender value" (total account value minus the surrender charge and the amount necessary to repay any loans), you may reinstate your Policy. See "Policy Rights--Reinstatement of a Lapsed Policy."

You may use the value of the Policy to pay the premiums due and continue the Policy in force if sufficient values are available for premium payments. Be careful; if the investment options you choose do not do as well as you expect, there may not be enough value to continue the Policy in force without more premium payments. Charges against policy values for the cost of insurance increase as the insured gets older. See "Charges and Fees."

When you first receive your Policy you will have 10 days to look it over (more in some states). This is called the right-to-examine time period. Use this time to review your Policy and make sure it meets your needs. During this time period, your initial premium payment will be allocated to the funding options you initially select. If you then decide you do not want your Policy, you will receive a refund. See "Policy Rights-Right to Examine the Policy."

SELECTION OF FUNDING VEHICLES

This prospectus focuses on the separate account investment information that makes up the variable part of the Policy. If you put money into the variable funding options, you take all the investment risk on that money. This means that if the Fund(s) you select go up in value, the value of your Policy, net of charges and expenses, also goes up. If those Funds lose value, so does your Policy. See "Allocation of Premiums."

You must choose the sub-accounts in which you want to place each net premium payment. Each sub-account invests in shares of a certain Fund. A sub-account is not guaranteed and will increase or decrease in value according to the particular Fund's investment performance.

You may also choose to place your net premium payment or part of it into the fixed account. Net premium payments put into the fixed account become part of the Company's general account, do not share the investment experience of the separate account and have a guaranteed minimum interest rate of 4.5% per year. For additional information on the fixed account, see "Allocation of Premiums-Fixed Account."

GUARANTEED DEATH BENEFIT PROVISION

You may elect to have a guaranteed death benefit provision to age 80 or age 100. This means that your Policy will remain in force even though the cash value is not enough to pay the current monthly deductions as long as the guaranteed death benefit premium test is met. Each year the Company will determine that the sum of premiums to that point in time is sufficient to support the guaranteed death benefit provision. Your total premiums paid to date minus the partial surrenders must be equal to the required monthly guaranteed death benefit premium times the number of months that have passed since the original policy issue date. See "Policy Choices--Guaranteed Death Benefit Provision."

NO-LAPSE COVERAGE PROVISION

Your Policy will not terminate during the first five years after the initial issue date or the issue date of any increase in the specified amount if:

     1) the sum of the basic premiums for each Policy month from the issue date, along with that month's basic premium; plus

     2)   any partial surrenders; plus

     3) any increase in the loan account value within that same five years, equals or is more than the sum of premiums paid.

CHARGES AND FEES

We deduct charges in connection with the Policy to compensate us for providing the Policy's insurance benefit, administering the Policy, assuming certain risks under the Policy and for sales-related expenses we incur. We may profit from any of these charges, including the mortality and expense risk and cost of insurance charges, and may use the profit for any purpose, including covering shortfalls from other charges.

A deduction, currently 3.5%, of each premium payment will be made. Monthly deductions are made for administrative expenses ($20 per month for the first policy year and $7 per month afterwards) and the cost of insurance along with any riders that are placed on your Policy. Daily deductions are subtracted from the separate account for mortality and expense risk. At this time the charge is at an annual rate of 0.70%. We reserve the right to change this charge but it will never exceed 0.90% annually. Currently, we deduct from the separate account a daily administrative charge for the administration and maintenance of the Policy. This charge is at an annual rate of 0.30%. It will never exceed 0.50% annually.

Each Fund has its own management fees and other expenses which are also deducted daily. Investment results for the Funds you choose will be affected by the fund management fees and other expenses. The table in section "Charges and Fees--Charges Assessed Against the Underlying Funds," shows you the fees and other expenses currently in effect for each Fund.

At any time, you may make transfers between funding options without charge. Within 45 days after each policy anniversary, you may also transfer to the separate account $500 or, if greater, 25% of the fixed account value. The Company may increase this limit in the future.

If you surrender your Policy, in full or in part, within the first 15 policy years, a surrender charge will be deducted from the amount paid to you. The initial surrender charge is based on the specified amount and depends on the Insured's age, risk class and, in most states, the sex of the insured. This surrender charge will remain the same for policy years 1-5. For policy years 6 through 15 this charge reduces on a monthly basis to zero.

For partial surrenders, the surrender charge is imposed in proportion to the total of the account value less full surrender charges. A charge of the lesser of $25 or 2% of the net surrender payment will be made against the total account value.

If you surrender your Policy within the first 15 years after an increase in the specified amount, a surrender charge will also be imposed which will be 70% of what the surrender charge would be on a new policy with that specified amount. This charge will also apply for the same time frame as stated previously. If the specified amount is decreased within the first 15 policy years, the surrender charge will remain the same. See the "Charges and Fees" section appearing later in this prospectus.

POLICY LOANS

If you decide to borrow against your Policy, interest will be charged to the loan account. Currently, the interest rate on loans accrues at an annual rate of 5.5%, or, if greater, the monthly average of the composite yield on corporate bonds as published by Moody's Investors Service, Inc. for the calendar month ending two months before the policy anniversary month.

There are two types of policy loans: nonpreferred (those taken within the first ten policy years); and preferred (those taken in the eleventh policy year and beyond).

Annual interest is credited on the loan account value at the same rate interest is charged, for preferred loans, and at 2% per year less for nonpreferred loans. See "Policy Rights--Policy Loans: Preferred and Nonpreferred."

CHANGES IN SPECIFIED AMOUNT

Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the specified amount. A request to increase the specified amount may be made beginning with the second policy year. A request to decrease the specified amount may be made beginning with the sixth policy year. Currently, the minimum specified amount is $100,000. Such changes will affect other aspects of your Policy.

FACTORS TO CONSIDER BEFORE PURCHASING A POLICY

The decision to purchase a Policy should be discussed with your agent/registered representative. Make sure you understand the funding vehicles your Policy provides, its other features and benefits, its risks and the fees and expenses you will incur. Consider the following matters, among others:

     1) Life Insurance Coverage - Life insurance is not a short-term investment and should be purchased only if you need life insurance coverage. You should evaluate your need for life insurance coverage before purchasing a Policy;

     2) Investment Risk - The value of the available variable funding options may fluctuate with the markets and interest rates. You should evaluate the Policy's long term investment potential and risks before purchasing a Policy;

     3) Fees and Expenses - A Policy's fees and expenses reflect costs associated with its features and benefits. Before purchasing a Policy, compare the value that these various features and benefits have to you, given your particular circumstances, with the fees and expenses for those features and benefits;

     4) Exchanges - Replacing your existing life insurance policy(ies) with this Policy may not be beneficial to you. Before purchasing a Policy, determine whether your existing policy(ies) will be subject to fees or penalties upon surrender or cancellation. Also compare the fees, charges, coverage provisions and limitations, if any, of your existing policy(ies) with those of this Policy; and

     5) Sales Compensation - We pay compensation to firms for sales of the Policy.

THE COMPANY


ING Life Insurance and Annuity Company is a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976 and an indirect subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management. Through a merger, our operations include the business of Aetna Variable Annuity Life Insurance Company (formerly Participating Annuity Life Insurance Company, an Arkansas life insurance company organized in 1954). Prior to January 1, 2002, the Company was known as Aetna Life Insurance and Annuity Company. The Company is engaged in the business of issuing life insurance policies and variable annuity contracts.


In addition to serving as the depositor for the registrant, the Company is also the depositor of Variable Annuity Accounts B, C, G and I (separate accounts of the Company registered as unit investment trusts).


The Company's subsidiary, ING Financial Advisers, LLC, serves as the principal underwriter for the Policies and also acts as the principal underwriter for Variable Life Account B and Variable Annuity Accounts B, C, G and I of the Company. ING Financial Advisers, LLC, a Delaware limited liability company, is registered as a broker-dealer with the Commission. ING Financial Advisers, LLC is also a member of the Financial Industry Regulatory Authority (formerly known as the National Association of Securities Dealers, Inc.) and the Securities Investor Protection Corporation. ING Financial Advisers, LLC's principal office is located at One Orange Way, Windsor, CT 06095.


The Lincoln National Life Insurance Company and its affiliates ("Lincoln") perform certain administrative functions relating to the Policies, and maintain books and records necessary to operate and administer the Policies. Lincoln will process requests once they receive all letters, forms or other necessary documents completed to their satisfaction, and may require a signature guarantee or some other form of authenticity. The effective date of payments, forms and requests is usually determined by the day and time received; items received before 4:00 PM Eastern Time on any business day will usually be effective on that day, items received after that time will usually be effective the next business day.

Lincoln has assigned full-time staff devoted to the development of business continuity plans in conjunction with a national vendor. In addition, they have a site available in which to recover critical business functions in the event of a disaster, and will conduct tests of their capabilities and plans.

THE SEPARATE ACCOUNT

Variable Life Account B is the separate account providing variable options to fund the Policy. Amounts allocated to the subaccounts of the separate account are invested in the Funds. Each of the Funds is an open-end management investment company (mutual fund) whose shares are purchased by the separate account to fund the benefits provided by the Policy. The Funds currently available under the separate account, including their investment objectives and their investment advisers, are described briefly in this prospectus. Complete descriptions of the Funds' investment objectives and restrictions and other material information relating to an investment in the Funds are contained in the prospectuses for each of the Funds which are delivered with this prospectus.

Variable Life Account B was established pursuant to a June 18, 1986 resolution of the Board of Directors of the Company. Under Connecticut insurance law, the income, gains or losses of the separate account are credited without regard to the other income, gains or losses of the Company. These assets are held for the Company's variable life insurance policies. Any and all distributions made by the Funds with respect to shares held by the separate account will be reinvested in additional shares at net asset value. The assets maintained in the separate account will not be charged with any liabilities arising out of any other business conducted by the Company. The Company is, however, responsible for meeting the obligations of the Policy to the policy owner.

No stock certificates are issued to the separate account for shares of the Funds held in the separate account. Ownership of Fund shares is documented on the books and records of the Funds and of the Company for the separate account.

The separate account is registered with the Commission as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the separate account or the Company's management or investment practices or policies. The Company does not guarantee the separate account's investment performance.

THE GENERAL ACCOUNT

The general account is the Company's general asset account, in which assets attributable to the non-variable portion of the Policies are held. Both the fixed account value and the loan account value are held in the general account.

ALLOCATION OF PREMIUMS

You may allocate your net premiums to one or more of the subaccounts currently available through the separate account in connection with this Policy or to the fixed account (part of the Company's general account). Each subaccount invests in a Fund. Not all Funds may be available under all Policies or in all jurisdictions. We reserve the right to reject, without notice, any amounts allocated to a subaccount if the subaccount investment in the corresponding Fund is not accepted by the Fund for any reason. In addition, the Company may add, withdraw or substitute Funds, subject to the conditions in the Policy and in compliance with regulatory requirements. Substitute Funds may have different fees and charges than the Funds being replaced. We reserve the right to limit the total number of Funds you may elect to 17 over the lifetime of the Policy.

We select the Funds purchased by the subaccounts based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the Fund or an affiliate of the Fund will compensate us for providing administrative marketing and/or support services that would otherwise be provided by the Fund, the Fund's investment advisor, or its distributor. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional purchase payments to the subaccount which purchases shares of a Fund if we determine the Fund no longer meets one or more of the factors and/or if the subaccount has not attracted significant policy owner assets.

The investment results of the Funds are likely to differ significantly and there is no assurance that any of the Funds will achieve their respective investment objectives. Shares of the Funds will rise and fall in value and you could lose money by investing in the Funds. Shares of the Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all Funds are diversified, as defined under the 1940 Act. Please refer to the Fund prospectuses for additional information. Fund prospectuses may be obtained free of charge, from our Administrative Office at the address and phone number listed on the cover of this prospectus, by accessing the SEC's web site or by contacting the SEC Public Reference Room.

Certain Funds offered under the Policies have names, investment objectives and policies similar to other Funds managed by the Fund's investment adviser. The investment results of a Fund may be higher or lower than those of other Funds managed by the same adviser. There is no assurance and no representation is made that the investment results of any Fund will be comparable to those of another Fund managed by the same investment adviser.

THE FUNDS


                                        INVESTMENT ADVISER/
FUND NAME                               SUBADVISER                  INVESTMENT OBJECTIVE
-----------------------------------------------------------------------------------------------------------------
ING BALANCED PORTFOLIO, INC.            ING Investments, LLC        Seeks to maximize investment return,
(CLASS I)                                                           consistent with reasonable safety of
                                        Subadviser: ING             principal, by investing in a diversified
                                        Investment                  portfolio of one or more of the following
                                        Management Co.              asset classes: stocks, bonds and cash
                                                                    equivalents, based on the judgment of the
                                                                    Portfolio's management, of which of those
                                                                    sectors or mix thereof offers the best
                                                                    investment prospects.

ING GROWTH AND INCOME PORTFOLIO         ING Investments, LLC        Seeks to maximize total return through
(CLASS I)                                                           investments in a diversified portfolio of
                                        Subadviser: ING             common stocks and securities convertible
                                        Investment                  to common stock.
                                        Management Co.

ING INDEX PLUS LARGE CAP PORTFOLIO      ING Investments, LLC        Seeks to outperform the total return
(CLASS I)                                                           performance of the Standard & Poor's 500
                                        Subadviser: ING             Composite Stock Price Index
                                        Investment                  (S&P 500 Index), while maintaining a
                                        Management Co.              market level of risk.

ING INTERMEDIATE BOND PORTFOLIO         ING Investments, LLC        Seeks to maximize total return consistent
(CLASS I)                                                           with reasonable risk.
                                        Subadviser: ING
                                        Investment
                                        Management Co.

ING MONEY MARKET PORTFOLIO              ING Investments, LLC        Seeks to provide high current return,
(CLASS I)                                                           consistent with preservation of capital and
                                        Subadviser: ING             liquidity, through investment in high-quality
                                        Investment                  money market investments while maintaining a
                                        Management Co.              stable share price of $1.00. There is no
                                                                    guarantee that the ING VP Money Market
                                                                    Portfolio will have a positive or level
                                                                    return.

ING STRATEGIC ALLOCATION                ING Investments, LLC        Seeks to provide total return (i.e., income
   CONSERVATIVE PORTFOLIO (CLASS I)                                 and capital growth, both realized and
                                        Subadviser: ING             unrealized) consistent
                                        Investment Management       with preservation of capital.
                                        Co.

ING STRATEGIC ALLOCATION GROWTH         ING Investments, LLC        Seeks to provide capital appreciation.
   PORTFOLIO (CLASS I)
                                        Subadviser: ING
                                        Investment
                                        Management Co.

                                        INVESTMENT ADVISER/
FUND NAME                               SUBADVISER                  INVESTMENT OBJECTIVE
-----------------------------------------------------------------------------------------------------------------
ING STRATEGIC ALLOCATION MODERATE       ING Investments, LLC        Seeks to provide total return (i.e., income
   PORTFOLIO (CLASS I)                                              and capital appreciation, both realized and
                                        Subadviser: ING             unrealized).
                                        Investment
                                        Management Co.

ING LEGG MASON PARTNERS AGGRESSIVE      Directed Services LLC       Seeks long-term growth of capital.
   GROWTH PORTFOLIO (INITIAL CLASS)
                                        Subadviser: ClearBridge
                                        Advisors, LLC
                                        (ClearBridge)

ING T. ROWE PRICE GROWTH EQUITY         Directed Services LLC       Seeks long-term capital growth, and
   PORTFOLIO (INITIAL CLASS)                                        secondarily, increasing dividend income.
                                        Subadviser: T. Rowe
                                        Price Associates, Inc.
                                        (T. Rowe Price)

ING TEMPLETON FOREIGN EQUITY            Directed Services LLC       Seeks long-term capital growth.
   PORTFOLIO (INITIAL CLASS)(1)
                                        Subadviser: Templeton
                                        Investment Counsel, LLC
                                        (Templeton)

ING THORNBURG VALUE PORTFOLIO           Directed Services LLC       Seeks capital appreciation.
(INITIAL CLASS)
                                        Subadviser: Thornburg
                                        Investment Management
                                        (Thornburg)

ING UBS U.S. LARGE CAP EQUITY           Directed Services LLC       Seeks long-term growth of capital and
   PORTFOLIO (INITIAL CLASS)                                        future income.
                                        Subadviser: UBS Global
                                        Asset Management
                                        (Americas) Inc. (UBS
                                        Global AM)

FIDELITY VIP CONTRAFUND(R) PORTFOLIO    Fidelity Management &       Seeks long-term capital appreciation.
(INITIAL CLASS)                         Research Company

                                        FMR Co., Inc.; Fidelity
                                        Research & Analysis
                                        Company; Fidelity
                                        Management & Research
                                        (U.K.) Inc.; Fidelity
                                        International Investment
                                        Advisors; Fidelity
                                        International Investment
                                        Advisors (U.K.) Limited;
                                        Fidelity Investments
                                        Japan Limited.


(1) Surviving Fund in the April 28, 2008 merger of the ING JPMorgan International Portfolio with and into this Fund.

                                                    INVESTMENT ADVISER/
FUND NAME                                           SUBADVISER                  INVESTMENT OBJECTIVE
-----------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME PORTFOLIO                Fidelity Management &       Seeks reasonable income. Also considers
(INITIAL CLASS)                                     Research Company            the potential for capital appreciation.
                                                                                Seeks to achieve a yield which exceeds
                                                    FMR Co., Inc.; Fidelity     the composite yield on the securities
                                                    Research & Analysis         comprising the Standard & Poor's 500(SM)
                                                    Company; Fidelity           Index (S&P 500).
                                                    Management & Research
                                                    (U.K.) Inc.; Fidelity
                                                    International Investment
                                                    Advisors; Fidelity
                                                    International Investment
                                                    Advisors (U.K.) Limited;
                                                    Fidelity Investments
                                                    Japan Limited.

JANUS ASPEN SERIES BALANCED                         Janus Capital               Seeks long-term capital growth, consistent
   PORTFOLIO (INSTITUTIONAL SHARES)                 Management LLC              with preservation of capital and balanced by
                                                                                current income.

JANUS ASPEN JANUS PORTFOLIO                         Janus Capital               Seeks long-term growth of capital in a
(INSTITUTIONAL SHARES)                              Management LLC              manner consistent with the preservation of
                                                                                capital.

JANUS ASPEN ENTERPRISE PORTFOLIO                    Janus Capital               Seeks long-term growth of capital.
(INSTITUTIONAL SHARES)                              Management LLC

JANUS ASPEN WORLDWIDE PORTFOLIO                     Janus Capital               Seeks long-term growth of capital in a
(INSTITUTIONAL SHARES)                              Management LLC              manner consistent with the preservation of
                                                                                capital.

OPPENHEIMER GLOBAL SECURITIES                       OppenheimerFunds, Inc.      Seeks long-term capital appreciation by
   FUND/VA                                                                      investing a substantial portion of assets in
                                                                                securities of foreign issuers, "growth-type"
                                                                                companies, cyclical industries and special
                                                                                situations that are considered to have
                                                                                appreciation possibilities.

OPPENHEIMER STRATEGIC BOND                          OppenheimerFunds, Inc.      Seeks a high level of current income
   FUND/VA                                                                      principally derived from interest on debt
                                                                                securities.


The investment adviser for each of the Funds deducts a daily charge as a percent of the net assets in each Fund as an asset management charge which will in turn affect the daily value of each subaccount. The charge reflects asset management fees of the investment adviser (management fees) and other expenses incurred by the Funds. Future Fund expenses will vary.

Some of the above Funds may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal only debt instruments may involve higher risk of volatility to a Fund. The use of leverage in connection with derivatives can also increase risk of losses. See the current prospectuses of the Funds for a discussion of the risks associated with an investment in those Funds.

More comprehensive information, including a discussion of potential risks, and more complete information about their investment policies and restrictions is found in the current prospectus for each Fund which is distributed with and accompanies this prospectus. You should read the Fund prospectuses and consider carefully, and on a continuing basis, which Fund or combination of Funds is best suited to your long-term investment objectives. Additional prospectuses and Statements of Additional Information for each of the Funds can be obtained from the Company's Administrative Office at the address and telephone number listed on the cover of this prospectus.

MIXED AND SHARED FUNDING

Shares of the Funds are available to insurance company separate accounts which fund both variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity policyholders, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response. If such a conflict occurs, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.

FIXED ACCOUNT

The fixed account is a fixed funding option available under the Policy that guarantees principal and a minimum interest rate of 4.5% per year. The Company assumes the risk of investment gain or loss. The investment gain or loss of the separate account or any of the Funds does not affect the fixed account value.

The fixed account is secured by the general assets of the Company, which include all assets other than those held in separate accounts sponsored by the Company or its affiliates. The Company will invest the assets of the fixed account in those assets chosen by the Company, as allowed by applicable law. Investment income of such fixed account assets will be allocated by the Company between itself and those policies participating in the fixed account.

Amounts held in the fixed account are guaranteed and will be credited with interest at rates of not less than 4.5% per year. Credited interest rates reflect the Company's return on fixed account invested assets and the amortization of any realized gains and/or losses which the Company may incur on these assets.

Interests in the fixed account have not been registered with the Commission in reliance upon exemptions under the Securities Act of 1933, as amended. However, disclosure in this prospectus regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this prospectus relating to the fixed account has not been reviewed by the Commission.

CHARGES AND FEES

We may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges.

PREMIUM CHARGE

A deduction, called the premium charge, currently 3.5% of each premium payment and guaranteed to be no higher than 6%, will be made to cover average applicable state premium taxes (ranging up to 4%) as well as administrative expenses and federal income tax liabilities.

CHARGES AND FEES ASSESSED AGAINST THE TOTAL ACCOUNT VALUE

A monthly deduction is made from the total account value. The monthly deduction includes the cost of insurance attributable to the basic insurance coverage and any charges for supplemental riders or benefits. The cost of insurance depends on the attained age, risk class of the insured, the specified amount of the Policy and in most states, sex of the insured. The attained age is the issue age of the insured increased by the number of elapsed policy years.

Once a Policy is issued, the monthly deductions will be charged as of the issue date, even if the issue date is earlier than the date the application is signed (see "Premium Payments"). The issue date is the effective date of initial coverage. Coverage is conditional on payment of the first premium, if required, and issue of the Policy as provided in the application. The date of issue and the effective date for any change in coverage will be the date of coverage change that is found in your supplemental policy specifications. If the Policy's issuance is delayed due to underwriting requirements, the charges will not be assessed until the underwriting is complete and the application for the Policy is approved. Cost of insurance charges will be in amounts based on the specified amount of the Policy issued, even if the temporary insurance coverage received during the underwriting period is for a lesser amount. If we decline an application, we will refund the full premium payment made.

The monthly deduction also includes a monthly administrative expense charge of $20 during the first policy year and $7 during subsequent policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports and will not exceed our costs.

The monthly deduction is deducted proportionately from each funding option, if more than one is used. This is accomplished by liquidating accumulation units and withdrawing the value of the liquidated accumulation units from each funding option in the same proportion as their respective values have to your fixed account and separate account values. The monthly deduction is made as of the same day each month, beginning with the issue date. This day is called the monthly deduction day.

If the Policy's cash surrender value is not sufficient to cover the current monthly deduction, you will be notified by the Company, and a 61-day period called the grace period will begin. The Policy will lapse without value at the end of the 61-day period, unless a sufficient payment described in the notification letter is received by the Company.

CHARGES AND FEES ASSESSED AGAINST THE SEPARATE ACCOUNT

The Company deducts a daily charge from the assets of Variable Life Account B for mortality and expense risk assumed by it in connection with the Policy. This charge is currently equal to an annual rate of 0.70% of the average daily net assets of the separate account attributable to the Policies. The mortality and expense risk charge is assessed to compensate the Company for assuming certain mortality and expense risks under the Policies.

The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.90% of average daily net assets on an annual basis.

The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet actual claims. The expense risk assumed is that other expenses incurred in issuing and administering the Policies and operating the separate account will be greater than the charges assessed for such expenses.

The Company also deducts a daily administrative charge equivalent on an annual basis to 0.30% of the average daily net assets of Variable Life Account B attributable to the Policies to compensate the Company for expenses associated with the administration and maintenance of the Policy. These types of expenses are described above in connection with the monthly administrative charge. The daily administrative charge and the monthly administrative charge work together to cover the Company's administrative expenses. In later years of the Policy, the revenue collected from the daily asset-based charge grows with the total account value to cover increased expenses from account-based transactional expenses. The charge is guaranteed not to exceed 0.50% of the average daily net assets of the separate account attributable to the Policies on an annual basis.

CHARGES ASSESSED AGAINST THE UNDERLYING FUNDS


The following table illustrates the investment advisory (management) fees, other expenses and total expenses of the Funds as a percentage of average net assets based on figures for the year ended December 31, 2008 unless otherwise indicated. Expenses of the Funds are not fixed or specified under the terms of the Policies, and actual expenses may vary.

                               FUND EXPENSE TABLE


                                                                          ACQUIRED    TOTAL    FEES AND   TOTAL NET
                                                    MANAGEMENT              FUND      FUND     EXPENSES      FUND
                                                    (ADVISORY)    OTHER   FEES AND   ANNUAL    WAIVED OR    ANNUAL
FUND NAME                                              FEES     EXPENSES  EXPENSES  EXPENSES  REIMBURSED   EXPENSES
-------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio
   (Initial Class) (1)                                 0.56%      0.10%     0.00%     0.66%        --       0.66%
Fidelity(R) VIP Equity-Income Portfolio
   (Initial Class)                                     0.46%      0.11%     0.00%     0.57%        --       0.57%
Janus Aspen Enterprise Portfolio
   (Institutional Shares) (2)(3)(4)                    0.64%      0.03%     0.00%     0.67%        --       0.67%
Janus Aspen Janus Portfolio
   (Institutional Shares) (2)(3)(5)                    0.64%      0.02%     0.01%     0.67%        --       0.67%
Janus Aspen Series Balanced
   Portfolio (Institutional Shares) (2)(3)             0.55%      0.02%     0.00%     0.57%        --       0.57%
Janus Aspen Worldwide Portfolio
   (Institutional Shares) (2)(3)(6)(7)                 0.50%      0.03%     0.00%     0.53%        --       0.53%
Oppenheimer Global Securities
   Fund/VA (8)                                         0.63%      0.02%     0.00%     0.65%        --       0.65%
Oppenheimer Strategic Bond
   Fund/VA (8)(9)                                      0.55%      0.04%     0.01%     0.60%      0.03%      0.50%
ING Balanced Portfolio, Inc.
   (Class I) (10)(11)(12)(13)                          0.50%      0.12%     0.00%     0.62%        --       0.62%
ING Growth and Income Portfolio
   (Class I) (10)(11)(12)(13)                          0.50%      0.10%     0.00%     0.60%        --       0.60%
ING Index Plus Large Cap Portfolio
   (Class I) (10)(11)(12)(13)                          0.35%      0.12%     0.00%     0.47%        --       0.47%
ING Intermediate Bond Portfolio
   (Class I) (10)(11)(12)(13)                          0.40%      0.11%     0.00%     0.51%        --       0.51%
ING Money Market Portfolio
   (Class I) (10)(11)                                  0.25%      0.10%     0.00%     0.35%        --       0.35%
ING Strategic Allocation
   Conservative Portfolio
   (Class I) (11)(14)(15)(17)                          0.08%      0.15%     0.53%     0.76%      0.11%      0.65%
ING Strategic Allocation Growth
   Portfolio (Class I) (11)(14)(15)(17)                0.08%      0.15%     0.53%     0.76%      0.01%      0.75%
ING Strategic Allocation Moderate
   Portfolio (Class I) (11)(14)(15)(17)                0.08%      0.14%     0.54%     0.76%      0.06%      0.70%
ING Legg Mason Partners
   Aggressive Growth Portfolio
   (Initial Class) (10)(12)(13)(16)(18)                0.68%      0.13%     0.00%     0.81%        --       0.81%
ING T. Rowe Price Growth Equity
   Portfolio (Initial Class) (10)(16)(18)(19)          0.60%      0.15%       N/A     0.75%      0.01%      0.74%
ING Templeton Foreign Equity Portfolio
   (Initial Class) (10)(18)(20)                        0.80%      0.16%       N/A     0.96%      0.01%      0.85%
ING Thornburg Value Portfolio
   (Initial Class) (10)(12)(13)(16)(18)                0.65%      0.25%     0.00%     0.90%        --       0.90%
ING UBS U.S. Large Cap Equity
   Portfolio (Initial Class) (10)(12)(13)(16)(18)(21)  0.70%      0.15%     0.00%     0.85%        --       0.85%

(1) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.65% for Initial Class. These offsets may be discontinued at any time.

(2) The "Management Fee" is the investment advisory fee rate paid by each Portfolio to Janus Capital as of the end of the fiscal year. For the Worldwide Portfolio, this fee may go up or down monthly, based on the Portfolio's performance relative to its benchmark index over the performance measurement period.

(3) "Acquired Fund" means any underlying portfolio (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested in during the period. The Portfolios' "ratio of gross expenses to average net assets" appearing in the Financial Highlights Tables of the Portfolio's Prospectus does not include Acquired Fund fees and expenses and may not correlate to the Total Annual Fund Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.



(4)  Formerly named Janus Aspen Mid Cap Growth Portfolio.

(5)  Formerly named Janus Aspen Large Cap Growth Portfolio.

(6) Janus Aspen Worldwide Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index during the measuring period. This fee rate, prior to any performance adjustment, is 0.60% for Worldwide Portfolio and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to the fee rate commenced February 2007, and may increase or decrease the Management Fee.

(7)  Formerly named Janus Aspen Worldwide Growth Portfolio.

(8) The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes. That undertaking may be amended or withdrawn at any time. For the Fund's fiscal year ended December 31, 2008, the transfer agent fees did not exceed the expense limitation described above. The Fund also receives certain credits from the Fund's custodian that, during the fiscal year, reduced its custodial expenses for all share classes by less than 0.01% of average daily net assets.

(9) "Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund with respect to the Fund's investments in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund, LLC, and Oppenheimer Master Event-Linked Bond Fund, LLC. The calculation of the "Acquired Fund Fees Exenses" is based on the total annual expense ratios of those funds, without giving effect to any fee waivers or reimbursements. Any material change in the Fund's allocations to Acquired Funds might increase or decrease those expenses. The Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the indirect management of fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund, LLC, and Oppenheimer Master Event-Linked Bond Fund, LLC. After all of the above waivers and credits, the actual "Total Annual Operating Expenses" excluding acquired fund fees and expenses, as a percentage of average daily net assets were 0.57% for Non Service Shares.

(10) Figures shown are estimated operating expenses for I Class shares of each Portfolio as a ratio of expenses to average daily net assets. These estimated expenses are based on each Portfolio's actual operating expenses for its most recently completed fiscal year as adjusted for contractual changes, if any, and fee waivers to which the investment advisor to each Portfolio, has agreed.

(11) ING Fund Services, LLC receives an annual administration fee equal to 0.055% on the first $5 billion of daily net assets and 0.03% of daily net assets thereafter of each Porfolio.

(12) The Acquired Fund Fees and Expenses are not fees or expenses incurred by the Portfolios directly. These fees and expenses include each Portfolio's pro rata share of the cumulative expenses charged by the Acquired Funds in which the Portfolios invest. The fees and expenses will vary based on the Portfolio's allocation of assets to, and the annualized net expenses of, the particular Aquired Funds. The impact of these fees and expenses is shown in "Total Net Fund Annual Expenses."

(13) Acquired fund fees and expenses represent less than 0.01% and is included in the "Other Expenses" shown.

(14) The figures shown are estimated operating expenses for Class I shares of each portfolio as a ratio of expenses to average daily net assets. These estimated expenses are based on each portfolio's actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes, resulting from the portfolio's conversion from stand-alone mutual funds to fund-of-funds and fee waivers to which ING Investments, LLC, the investment adviser to each portfolio, has agreed.

(15) Each portfolio's Acquired Funds Fees and Expenses is based on a weighted average of the fees and expenses of the underlying funds in which it invests. The amount of fees and expenses of the underlying funds borne by a portfolio will vary based on the portfolio's allocation of assets to, and the annualized net expenses of, the particular underlying funds during the portfolio's fiscal year.

(16) Pursuant to its administrative services agreements with the company, ING Fund Services, LLC provides administrative services necessary for the portfolios ordinary operation and is responsible for the supervision of the portfolios other service providers. ING Fund Services, LLC assumes all ordinary recurring costs of the portfolios, such as custodian fees, director's fees, transfer agency fees and accounting fees. These administrative service fees are included in the "Other Expenses" shown.

(17) ING Investments, LLC has entered into a written expense limitation agreement with each portfolio under which it will limit expenses of the portfolios, excluding interest, taxes, brokerage commissions and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each portfolio's expenses waived, reimbursed or recouped during the last fiscal year by ING Investments, LLC, (as adjusted for contractual changes resulting from the portfolio's conversion from a stand-alone mutual fund to a fund-of-funds) is shown under the heading "Fees and Expenses Waived or Reimbursed". For each applicable portfolio, the expense limits will continue through at least May 1, 2010. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement. In addition, the expense limitation agreement may be terminated by the company upon at least 90 days' prior written notice to ING Investments, LLC.

(18) DSL, the Adviser, has entered into written expense limitation agreements with certain portfolios, under which it will limit expenses of the portfolios, excluding interest, taxes, brokerage commission and extraordinary expenses and Acquired Fund Fees and Expenses, if applicable, subject to possible recoupment by DSL within three years. The amount of these portfolios' expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading "Fees and Expenses Waived or Reimbursed". The expense limitation agreements will continue through at least May 1, 2010. The expense limitation agreements are contractual and shall renew automatically for one year terms unless DSL provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term or termination of the management agreement. In addition, the expense limitation agreement may be terminated by the company upon at least 90 days' written notice to the portfolios' Adviser, DSL.

(19) DSL has contractually agreed to waive a portion of the advisory fee for ING T. Rowe Price Growth Equity Portfolio. Based upon net assets as of December 31, 2008, the advisory fee waiver for this portfolio would equal (0.01%). This advisory fee waiver will continue through at least May 1, 2010. There is no guarantee that these waivers will continue after this date.

(20) Pursuant to an administrative services agreement with the company, ING Funds Services, LLC, provides administrative services necessary for the ordinary operation of and is responsible for the supervision of other service providers. ING Funds Services, LLC receives an annual administration fee equal to 0.10% of the portfolio's average daily net assets. These administrative services fees are included in the "Other Expenses" shown.

(21) A portion of the brokerage commissions that ING UBS Large Cap Equity Portfolio pays is used to reduce the Portfolio's expenses. Including these reductions, the "Total Net Fund Annual Expenses" for the fiscal year ended December 31, 2008 would have been 0.83%.

Each Fund deducts management fees from the amounts allocated to the subaccounts which purchase shares of the Funds. In addition, each Fund deducts other expenses which may include service fees which are used to compensate service providers, including the Company and its affiliates, for administrative and policy owner services provided on behalf of the Fund. Furthermore, certain Funds may deduct redemption fees as a result of withdrawals, transfers, or other Fund transactions you initiate. If applicable, we may deduct the amount of any redemption fees imposed by an underlying Fund. Fund redemption fees, if any, are separate and distinct from any transaction or periodic fees and charges deducted from your policy value. For a more complete description of the Funds' fees and expenses, review each Fund's prospectus.

The Company or its U.S. affiliates receive substantial revenue from each of the Funds or the Funds' affiliates, although the amount and types of revenue vary with respect to each of the Funds offered through the Policy. This

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revenue is one of several factors we consider when determining the Policy fees and charges and whether to offer a Fund through our policies. FUND REVENUE IS IMPORTANT TO THE COMPANY'S PROFITABILITY, AND IT IS GENERALLY MORE PROFITABLE FOR US TO OFFER AFFILIATED FUNDS THAN TO OFFER UNAFFILIATED FUNDS.

In terms of total dollar amounts received, the greatest amount of revenue generally comes from assets allocated to Funds managed by Directed Services LLC or other Company affiliates, which Funds may or may not also be subadvised by another Company affiliate. Assets allocated to Funds managed by a Company affiliate but subadvised by unaffiliated third parties generally generate the next greatest amount of revenue. Finally, assets allocated to unaffiliated Funds generate the least amount of revenue. The Company expects to make a profit from this revenue to the extent it exceeds the Company's expenses, including the payment of sales compensation to our distributors.

TYPES OF REVENUE RECEIVED FROM AFFILIATED FUNDS. Affiliated Funds are (a) Funds managed by Directed Services LLC or other Company affiliates, which may or may not also be subadvised by another Company affiliate; and (b) Funds managed by a Company affiliate but that are subadvised by unaffiliated third parties.

Revenues received by the Company from affiliated Funds may include:

-    A share of the management fee deducted from Fund assets;

-    Service fees that are deducted from Fund assets;

- For certain share classes, the Company or its affiliates may also receive compensation paid out of 12b-1 fees that are deducted from Fund assets; and

- Other revenues that may be based either on an annual percentage of average net assets held in the Fund by the Company or a percentage of the Fund's management fees.

These revenues may be received as cash payments or according to a variety of financial accounting techniques that are used to allocate revenue and profits across the organization. In the case of affiliated Funds subadvised by unaffiliated third parties, any sharing of the management fee between the Company and the affiliated investment adviser is based on the amount of such fee remaining after the subadvisory fee has been paid to the unaffiliated subadviser. Because subadvisory fees vary by subadviser, varying amounts of revenue are retained by the affiliated investment adviser and ultimately shared with the Company.

TYPES OF REVENUE RECEIVED FROM UNAFFILIATED FUNDS. Revenue received from each of the unaffiliated Funds or their affiliates is based on an annual percentage of the average net assets held in that Fund by the Company. Some unaffiliated Funds or their affiliates pay us more than others and some of the amounts we receive may be significant. Revenues received by the Company or its affiliates from unaffiliated Funds include:

- For certain Funds, compensation paid from 12b-1 fees or service fees that are deducted from fund assets; and

- Additional payments for administrative, recordkeeping or other services that we provide to the Funds or their affiliates, such as processing purchase and redemption requests, and mailing Fund prospectuses, periodic reports and proxy materials. These additional payments do not increase directly or indirectly the fees and expenses shown in each Fund prospectus. These additional payments may be used by us to finance distribution of the Policy.

These revenues are received as cash payments.

In addition to the types of revenue received from affiliated and unaffiliated Funds described above, affiliated and unaffiliated Funds and their investment advisers, subadvisers or affiliates may participate at their own expense in Company sales conferences or educational and training meetings. In relation to such participation, a Fund's investment adviser, subadviser or affiliate may make fixed dollar payments to help offset the cost of the meetings or

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sponsor events associated with the meetings. In exchange for these expense offset or sponsorship arrangements, the investment adviser, subadviser or affiliate may receive certain benefits and access opportunities to Company sales representatives and wholesalers rather than monetary benefits. These benefits and opportunities include, but are not limited to, co-branded marketing materials, targeted marketing sales opportunities, training opportunities at meetings, training modules for sales personnel, and opportunity to host due diligence meetings for representatives and wholesalers.

SURRENDER CHARGE

If you surrender your Policy (in whole or in part) a surrender charge may apply, as described below.

This charge is retained by the Company and is imposed in part as a deferred sales charge and in part to enable the Company to recover certain first year administrative costs. The maximum portion of the surrender charge applied to reimburse the Company for sales and promotional expense is 30% of the first year's basic premium. (Any surrenders may result in tax implications. See "Tax Matters.")

The initial surrender charge, as specified in your Policy, is based on the specified amount. It also depends on the Insured's age, risk class and in most states, sex of the insured (except for group arrangements described under "Special Plans"). Once determined, the surrender charge will remain the same for five years following the issue date. Thereafter, it declines monthly so that beginning sixteen years after the issue date (assuming no increases in the specified amount) the surrender charge will be zero.

If you increase the specified amount, a new surrender charge will be applicable, in addition to the then existing surrender charge. This charge will be determined based on the insured's attained age, risk class, and in most states, sex of the insured. The surrender charge applicable to the increase will be 70% of the surrender charge on a new policy whose specified amount equals the amount of the increase, and will cover administrative expenses. The additional surrender charge will also remain constant for five years from the start of the policy year in which the increase occurs, and will decrease to zero by the beginning of the sixteenth year.

If you decrease the specified amount while the surrender charge applies, the surrender charge will remain the same.

Based on its actuarial determination, the Company does not anticipate that the surrender charge will cover all sales and administrative expenses which the Company will incur in connection with the Policy. Any such shortfall, including but not limited to payment of sales and distribution expenses, would be charged to and paid by the Company.

SURRENDER CHARGES ON FULL AND PARTIAL SURRENDERS

FULL SURRENDER: All applicable surrender charges are imposed.

PARTIAL SURRENDER: A proportional percentage of all surrender charges is imposed. The proportional percentage is the amount of the net partial surrender divided by the sum of the fixed account value and the separate account value less full surrender charges. When a partial surrender is made, any applicable remaining surrender charges will be reduced in the same proportion. A transaction charge of $25 or 2% of the amount of the net surrender payment, whichever is less, will be made against the total account value. (See "Partial Surrenders.")

Note: The surrender charge will vary between 41% and 100% of one year's basic annual premium, depending on the insured's age, risk class and in most states, sex of the insured.

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POLICY CHOICES

When you buy a Policy, you make four important choices:

     1)   Which one of the two death benefit options you would like;

     2) Whether you want the guaranteed death benefit provision, and to what age;

     3)   The amount of premium you intend to pay; and

     4) The way your premiums will be allocated to the Funds and/or the fixed account.

Each of these choices is described in detail below.

DEATH BENEFIT

At the time of purchase, you must choose between the two available death benefit options. The amount payable under either option will be determined as of the date of the Insured's death.

Under OPTION 1, the death benefit will be the greater of the specified amount (a minimum of $100,000 on the date of this Prospectus), or the applicable percentage of the total account value. The percentage is 250% through age 40 and decreases yearly to 100% at age 100. Option 1 generally provides a level death benefit.

Under OPTION 2, the death benefit will be the greater of the specified amount (a minimum of $100,000 on the date of this Prospectus), plus the total account value, or the applicable percentage (described above) of the total account value. Option 2 provides a varying death benefit which increases or decreases over time, depending on the amount of premium paid and the investment performance of the underlying funding options you choose.

Under both option 1 and option 2, the death benefit may be affected by partial surrenders. The death benefit for both options will be reduced by the amount necessary to repay any loans in full.

GUARANTEED DEATH BENEFIT PROVISION

The guaranteed death benefit provision assures that, as long as the guaranteed death benefit premium test as described below is met, the Policy will stay in force even if the cash value is insufficient to cover the current monthly deductions. The guaranteed death benefit premium is a specified amount of premium required to keep the Policy in force to either age 80 or age 100.

The guaranteed death benefit provision must be selected on the application. It may not be available to all risk classes and is only available in those states where it has been approved. (Note: not available in New York.) The guaranteed death benefit provision is available to age 80 or to age 100.

We will test annually to determine if the sum of all premiums paid to date is sufficient to support the guaranteed death benefit provision. In order for the guaranteed death benefit provision to be in effect, the sum of all premiums paid less partial surrenders must be greater than or equal to the required monthly guaranteed death benefit premium times the number of months elapsed since the Policy's issue date.

However, if these premiums are not sufficient, the policy owner will be notified and given two months (61 days in New Jersey) to pay the amount needed. If the guaranteed death benefit provision to age 100 had been in place, and the amount needed is not received within the two-month period; the guaranteed death benefit provision to age 80 will be substituted, if there is enough premium; if not the guaranteed death benefit provision to age 100 will terminate. If the guaranteed death benefit provision to age 80 had been in place and the amount needed is not received within the two-month period (61 days in New Jersey), the guaranteed death benefit provision will terminate.

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If a guaranteed death benefit provision is terminated it may not be reinstated.

Increases, decreases, partial surrenders, and option changes may affect the guaranteed death benefit premium. These events and loans may also affect the Policy's ability to remain in force even if the cumulative annual guaranteed death benefit provision test has been met.

PREMIUM PAYMENTS

During the first five policy years, payment of the basic premium assures that the Policy will remain in force for that five year period, as long as there are no surrenders or loans taken during that time. The basic premium is stated in the Policy. If basic premiums are not paid, or there are surrenders or loans taken during the first five policy years, the Policy will lapse if the cash surrender value is less than the next monthly deduction.

Basic premiums are current if premiums paid, minus loans and minus partial surrenders, are greater than or equal to the basic premium (expressed as a monthly amount) multiplied by the number of months the Policy has been in force.

After the first five policy years, your Policy will not lapse as long as the Policy's cash surrender value is sufficient to cover the next monthly deduction.

Planned premiums are those premiums you choose to pay on a scheduled basis. We will bill you annually, semiannually, or quarterly, or at any other agreed-upon frequency. Pre-authorized automatic monthly check payments may also be arranged.

Additional premiums are any premiums you pay in addition to planned premiums.

Payment of basic premiums, planned premiums, or additional premiums in any amount will not, except as noted above, guarantee that your Policy will remain in force. Failure to pay planned premiums or additional premiums will not necessarily cause your Policy to lapse. Not paying your planned premiums can, however, cause the guaranteed death benefit provision to terminate. (See "Guaranteed Death Benefit Provision.")

You may increase your planned premium at any time by submitting a written notice to us or by paying additional premiums, except that:

1) We may require evidence of insurability if the additional premium or the new planned premium during the current policy year would increase the difference between the death benefit and the total account value. If satisfactory evidence of insurability is requested and not provided, we will refund the increase in premium without interest and without participation of such amounts in the underlying funding options;

2) In no event may the total of all premiums paid exceed the then-current maximum premium limitations established by federal law for a Policy to qualify as life insurance. (See "Tax Matters.") If, at any time, a premium is paid which would result in total premiums exceeding such maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the then-current maximum premium limitations prescribed by law;

3) If you make a sufficient premium payment when you apply for a Policy, and have answered favorably certain questions relating to the Insured's health, a "temporary insurance agreement" in the amount applied for (subject to stated maximum) will be provided;

4) After the first premium payment, all premiums must be sent directly to our Administrative Office and will be deemed received when actually received at the Administrative Office. Your premium payments will be allocated as you have directed, and amounts allocated to the Funds will be credited to your Policy at the accumulation unit value as of the next valuation period after each payment is received in the Administrative Office; and

5) You may reallocate your future premium payments at any time free of charge. Any reallocation will apply to premium payments made after you have received written verification from us.

We may backdate a Policy, upon request and under limited circumstances, by assigning an issue date earlier than the date the application is signed but no earlier than six months prior to state approval of the Policy. Backdating may be desirable, for example, so that you can purchase a particular policy specified amount for lower cost of insurance rates based on a younger insurance age. For a backdated Policy, you must pay the minimum premium payable for the period between the issue date and the date the initial premium is invested in the separate account. Backdating of your Policy will not affect the date on which your premium payments are credited to the separate account and you are credited with accumulation units. You cannot be credited with accumulation units until your net premium is actually deposited in the separate account. (See "Policy Values--Total Account Value.")

INITIAL ALLOCATIONS TO FUNDING OPTIONS

At purchase, you must decide how to allocate your net premiums among the subaccounts which purchase shares of the Funds and/or the fixed account. Net premiums must be allocated in whole percentages.

TRANSFERS BETWEEN FUNDING OPTIONS

Up until the maturity date, you may transfer policy values from one subaccount to another at any time, or from Variable Life Account B to the fixed account. And, within the 45 days after each policy anniversary, you may also transfer a portion of the fixed account value to one or more subaccounts before the maturity date. This type of transfer is allowed only once in the 45-day period after the policy anniversary and will be effective as of the next valuation period after your request is received in good order at the Administrative Office. The amount of such transfer cannot exceed the greater of (a) 25% of the fixed account value, or (b) $500. If the fixed account value is less than or equal to $500, you may transfer all or a portion of the fixed account value. We may increase this limit from time to time.

Any transfer among the subaccounts or to the fixed account will result in the crediting and cancellation of accumulation units based on the accumulation unit values determined for the valuation period in which a written request is received at our Administrative Office. (See "Accumulation Unit Value.") You should carefully consider current market conditions and each subaccount's and Fund's investment policies and related risks before allocating money to the subaccounts.

Order for the purchase of Fund shares may be subject to acceptance by the Fund. We reserve the right to reject, without prior notice, any transfer request to a subaccount if the subaccount's investment in the corresponding Fund is not accepted by the Fund for any reason.

TELEPHONE TRANSFERS

You may request a transfer of account values either in writing or by telephone. You may also send your request by facsimile to the Administrative Office. In order to make telephone transfers, a written telephone transfer authorization form must be completed by the policy owner and returned to the Administrative Office. Once the form is processed, the policy owner may request a transfer by telephoning the Administrative Office. All transfers must be in accordance with the terms of the Policy.

Transfer instructions are currently accepted for each valuation period. Once instructions have been accepted and processed, they may not be rescinded; however, new telephone instructions may be given on the following day. If the transfer instructions are not in good order, the Company will not execute the transfer and you will be notified.

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We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. Any telephone instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, the policy owner will bear the risk of loss. If the Company does not use reasonable procedures, as described above, it may be liable for losses due to unauthorized instructions.

Please note that the telephone and/or facsimile may not always be available. Any telephone or facsimile, whether it is ours, yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should send your request in writing to our Administrative Office.

MARKET TIMING

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the Funds and their investment returns. Such transfers may dilute the value of the Fund shares, interfere with the efficient management of the Fund's portfolio, and increase brokerage and administrative costs of the Funds. As an effort to protect our Policy owners and the Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other Policy owners or Fund shareholders. We discourage frequent transfers, and we accommodate frequent transfers only if we lack a contractual basis to refuse those transfer requests.

In addition, the Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the Policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Funds.

However, under the SEC rules, we are required to (1) enter into written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the Fund.

In our sole discretion, we may revise Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Policy owners or as applicable to all Policy owners with policy values allocated to subaccounts investing in particular Funds. We may be required to provide additional information about a Policy owner's account to government regulators. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.

Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment advisor, the Fund would be unable to invest effectively in accordance with its investment objectives or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable

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to purchase or redeem shares of any of the Funds in which the Separate
Account invests, including any refusal or restriction on purchases or redemptions of the subaccount units as a result of the Funds' own policies and procedures on market timing activities. If a Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we received notice of the refusal. We will notify you in writing if we have reversed, restricted, or refused any of your transfer requests. Some Funds may also impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of business days after purchase.) We reserve the right to administer and collect any such redemption fees on behalf of the Funds. You should read the prospectuses of the Funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.

LIMITS IMPOSED BY THE FUNDS

Most underlying Funds have their own excessive trading policies, and orders for the purchase of Fund shares may be subject to acceptance or rejection by the underlying Fund. We reserve the right to reject, without prior notice, any allocation or transfer to a sub-account if the sub-account's investment in its corresponding fund is not accepted by the Fund for any reason.

AUTOMATED TRANSFERS (DOLLAR COST AVERAGING)

Dollar cost averaging describes a program of investing a uniform sum of money at regular intervals over an extended period of time. Dollar cost averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more of the item when prices are low and less of it when prices are high.

You may establish automated transfers of fund account values on a monthly or quarterly basis from the ING VP Money Market Portfolio to any other investment option through written request or other method acceptable to the Company. You must have a minimum of $5,000 allocated to the ING VP Money Market Portfolio in order to enroll in the dollar cost averaging program. The minimum automated transfer amount is $50 per month. There is no additional charge for the program. You may start or stop participation in the dollar cost averaging program at any time, but you must give the Company at least 30 days notice to change any automated transfer instructions that are currently in place. The Company reserves the right to suspend or modify automated transfer privileges at any time.

Before participating in the dollar cost averaging program, you should consider the risks involved in switching between investments available under the Policy. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the dollar cost averaging program.

We do not offer any automated or on-demand transfer option to restore or rebalance your sub-accounts to certain percentages of your total account value.

POLICY VALUES

TOTAL ACCOUNT VALUE

The total account value is the sum of the fixed account value, the separate account value and the loan account value.

Once your Policy has been issued, each net premium (the premium paid less the premium load) allocated to a variable funding option of the separate account is credited in the form of accumulation units of the funding option. An "accumulation unit" is the measure of the net investment result of each variable funding option, based on that funding option's accumulation unit value (AUV). Accumulation units are valued once daily as of the close of trading,

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normally 4:00 PM, New York time, on each day that the New York Stock Exchange
(NYSE) is open and trading is unrestricted ("valuation date"). On any day other than a valuation date, the accumulation units will not change. A "valuation period" is the period starting at the close of trading on the NYSE on a valuation date, and ending at the close of trading on the next valuation date. Each net premium will be credited to your Policy at the AUV determined for the valuation period in which it is received and accepted by us at our Administrative Office following the issue date of the Policy. The number of accumulation units credited is determined by dividing the net premium by the value of an accumulation unit next computed after we receive the premium. Shares in the Funds are purchased by the separate account at the net asset value determined by the Fund for the valuation period in which the net premium is received by the Company. Since each Fund has a unique AUV, a policy owner who has elected a combination of funding options will have accumulation units credited to each funding option.

The total account value of your Policy is determined by:

     1) multiplying the total number of accumulation units credited to the Policy for each applicable Fund by its appropriate current AUV;

     2) if you have elected a combination of Funds, totaling the resulting values; and

     3)   adding any fixed account and loan account values.

The number of accumulation units credited to a Policy will not be changed by any subsequent change in the value of an accumulation unit. The number is increased by subsequent contributions to or transfers into that funding option, and decreased by charges and withdrawals from that funding option.

The fixed account value reflects amounts allocated to the general account through payment of premiums or transfers from the separate account. The fixed account value is guaranteed; however, there is no assurance that the separate account value of the Policy will equal or exceed the net premiums paid and allocated to the separate account.

The loan account value is the sum of all unpaid loans, preferred and nonpreferred.

You will be advised at least annually as to the number of accumulation units which remain credited to the Policy, the current AUV, the separate account value, the fixed account value, and the total account value.

ACCUMULATION UNIT VALUE

The value of an accumulation unit for any valuation period is determined by multiplying the value of an accumulation unit for the immediately preceding valuation period by the net investment factor for the current period for the appropriate subaccount. The net investment factor equals the net investment rate plus 1.0000000. The net investment rate is determined separately for each subaccount. It is computed according to a formula that is equivalent to the following:

     1) the net assets of the subaccount held in Variable Life Account B at the end of a valuation period; minus

     2) the net assets of the subaccount held in Variable Life Account B at the beginning of that valuation period; plus or minus

     3) taxes or provisions for taxes, if any, attributable to the operation of Variable Life Account B (with any federal tax liability offset by foreign tax credits to the extent allowed); divided by

     4) the value of the accumulation units held by Variable Life Account B at the beginning of the valuation period; minus

     5) a daily charge for mortality and expense risk, and administrative expenses.

(See "Charges and Fees Assessed against the Separate Account.")

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In certain circumstances, and when permitted by law, it may be prudent for the
Company to use a different standard industry method for this calculation. We will achieve substantially the same result using either method.

MATURITY VALUE

The maturity value of your Policy depends on whether or not the guaranteed death benefit provision is in effect. If it is, the maturity value is the greater of the total account value and the specified amount on the maturity date, less the amount necessary to repay all loans in full. If it is not, the maturity value is the total account value on the maturity date, less the amount necessary to repay all loans in full.

CASH SURRENDER VALUE

The cash surrender value of your Policy is the amount you can receive in cash by surrendering the Policy. This equals the total account value minus the applicable surrender charge and the amount necessary to repay any loans in full. In early policy years, or if there has been a substantial reduction in the specified amount, there may be little or no cash surrender value available. All or part of the cash surrender value may be applied to one or more of the settlement options. (See "Surrender Charge.")

POLICY RIGHTS

FULL SURRENDERS

You may surrender your Policy for the full cash surrender value. If you surrender your Policy in its early years, there may be little or no cash surrender value.

PARTIAL SURRENDERS

A partial surrender may be made at any time after the first policy year.

The amount of a partial surrender may not exceed the cash surrender value on the date the request is received and may not be less than $500.

Partial surrenders may only be made prior to election of a settlement option.

For an option 1 Policy (see "Death Benefit"), a partial surrender will reduce the total account value, death benefit, and specified amount. The specified amount and total account value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.

For an option 2 Policy (see "Death Benefit"), a partial surrender will reduce the total account value and the death benefit, but it will not reduce the specified amount.

Payment of any amount due from the separate account values on a full or partial surrender will be made within seven calendar days after we receive your written request at our Administrative Office in form satisfactory to us. Payment may be postponed when the New York Stock Exchange has been closed and for such other periods as the Commission may require. Payment from the fixed account values may be deferred up to 6 months, except when used to pay premiums to the Company.

The specified amount remaining in force after a partial surrender may not be less than $100,000. Any request for a partial surrender that would reduce the specified amount below this amount will not be granted. In addition, if, following the partial surrender and the corresponding decrease in the specified amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited to the extent necessary to meet the federal tax law requirements.

If, at the time of a partial surrender, your total account value is attributable to more than one funding option, the surrender charge, transaction charge and the amount paid to you upon the surrender will be taken proportionately from the accumulation unit values in each funding option.

If you request lump sum surrender and the policy's surrender value is over $5,000, your surrender proceeds will be placed into a SECURELINE(R) account in your name. Refer to the description of the SECURELINE(R) account under the section headed "Protection of Proceeds" for more information.

AVOIDING LOSS OF COVERAGE

Take note: The following explanations of the NO-LAPSE COVERAGE PROVISION and the REINSTATEMENT OF A LAPSED POLICY should be read together with the GUARANTEED DEATH BENEFIT PROVISION, discussed earlier under POLICY CHOICES. These three provisions, and the interrelationship between them, determine whether you keep or lose your insurance. If you have any questions about how they operate and how each provision affects the others, please contact the Administrative Office.

NO-LAPSE COVERAGE PROVISION

This Policy will not terminate during the five-year period after its issue date or the issue date of any increase if, on each monthly deduction day within that period, the sum of premiums paid equals or exceeds:

     1) the sum of the basic premiums for each Policy month from the issue date, including the current month; plus

     2)   any partial surrenders; plus

     3) any increase in loan account value since the Policy's issue date or the issue date of any increase.

If, on each monthly deduction day within the five-year period, the sum of premiums paid is less than the sum of the items 1, 2, and 3 above, and the cash surrender value is insufficient to cover the current monthly deduction, the grace period provision will apply.

After the five-year period expires, and depending on the investment performance of the Funds, the total account value may be insufficient to keep this Policy in force, and payment of an additional premium may be necessary, unless the guaranteed death benefit provision has been elected.

REINSTATEMENT OF A LAPSED POLICY

A lapse occurs if your monthly deduction is greater than the cash surrender value and no payment to cover the deduction is made within the 61 days of our notifying you. This may happen after the first five policy years, or during the first five policy years if your basic premiums are not current. The cash surrender value may be insufficient because it has been exhausted by earlier deductions, due to poor investment performance, partial surrenders, indebtedness for policy loans, reductions in specified amount or some combination of these factors.

You can apply for reinstatement within five years after the date of termination and before the maturity date. To reinstate your Policy we will require satisfactory evidence of insurability and an amount sufficient to pay for the current monthly deduction plus two additional monthly deductions.

If the Policy is reinstated within five years of this policy's issue date or while the no-lapse coverage provision (see "No-Lapse Coverage Provision") would be in effect if this Policy had not lapsed, all values including the loan account value will be reinstated to the point they were on the date of lapse. However, the guaranteed death benefit provision will not be reinstated.

If the Policy is reinstated after the no-lapse coverage provision (see "No-Lapse Coverage Provision") has expired, this Policy will be reinstated on the monthly deduction day following our approval. This Policy's total account value at reinstatement will be the net premium paid less the monthly deduction due that day. Any loan account value will not be reinstated, and the guaranteed death benefit will not be reinstated.

If the Policy's cash surrender value less any loan account value plus accrued interest is not sufficient to cover the full surrender charge at the time of lapse, the remaining portion of the surrender charge will also be reinstated at the time of Policy reinstatement.

POLICY LOANS: PREFERRED AND NONPREFERRED

Unless otherwise required by state law, the maximum loan amount is 90% of the cash surrender value at the time of a loan.

Loans taken during the first ten policy years are considered nonpreferred loans. Beginning in the eleventh policy year, up to 10% of the maximum loan amount available at the beginning of a policy year can be taken as a preferred loan during that policy year. Amounts borrowed that are in excess of the maximum loan amount available for a preferred loan will be considered a nonpreferred loan. An amount equal to what you receive for a loan, together with any interest added to the loan for due and unpaid interest, as described below, will be added to the loan account value.

If you are using more than one underlying funding option, the amount of the loan will be withdrawn in proportion to the value of each funding option.

Interest on loans will accrue at an annual rate which will be the greater of:

     1) The monthly average (i.e., the composite yield on corporate bonds as published by Moody's Investors Service, Inc.) for the calendar month which ends two months before the month in which the Policy Anniversary occurs; or

     2)   5.5%.

Increases or decreases to the current interest rate will occur only when the new policy year's annual interest rate is greater or lower than the prior policy year's annual interest rate by at least 0.5%.

We will notify you of the current interest rate charged for a loan at the time a loan is made. If your Policy has a loan outstanding, we will notify you of any change in the interest rate before the new rate becomes effective.

Interest is payable by you once a year on each anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a Policy. Any interest you do not pay when due becomes part of the loan and bears interest.

An amount equal to what you receive for a loan, together with any interest accrued but not paid, will be added to the loan account value. We will credit interest on the loan account value. The loan account value for nonpreferred loans will be credited interest, during any policy year, at an annual rate that is the interest rate charged on the loan minus 2%. However, in no case will the credited interest rate be less than 4.5% annually.

The loan account value on preferred loans will be credited interest at a rate equal to the interest rate charged. In no case will the credited interest rate be less than 5.5% annually.

If a policy loan is requested, the amount to be borrowed will be withdrawn by the Company from the funding options and fixed account value in proportion to the value of the Policy attributable to each funding option and the fixed account. Repayments on the loan will be allocated among the funding options in the same proportion the loan was taken from the funding options. The loan account value will be reduced by the amount of any loan repayment.

The amount necessary to repay all loans in full is the loan account value plus any interest accrued since the last policy anniversary. Such interest is payable in order to discharge any policy indebtedness.

POLICY CHANGES FOR INCREASES, DECREASES AND DEATH BENEFIT OPTION

You may make changes to your Policy, as described below, by submitting a written request to our Administrative Office in a form satisfactory to us.

INCREASES: Beginning in the second policy year, you may increase the specified amount of your Policy subject to the following conditions:

1)   Satisfactory evidence of insurability may be required;

2) The cash surrender value at the time of an increase must be at least three times the sum of (a) the most recent monthly deduction from the total account value and (b) the amount of the increase, divided by 1000, times the applicable cost of insurance rate;

3)   An increase in the specified amount will increase the surrender charge;

4) The basic monthly premium will be increased when the specified amount is increased. The Policy will not terminate within five years of the issue date of the increase if the conditions of this provision and the no-lapse coverage provision are met;

5) Increases through the fifth year are limited to four times the initial specified amount; and

6) Increases in the specified amount will increase the guaranteed death benefit provision amount and will affect the guaranteed death benefit premium.

DECREASES: Beginning in the sixth policy year decreases will be allowed, however:

1) No decrease may reduce the specified amount to less than the minimum for this type of policy. (See Death Benefit); and

2) Any decrease will cause a decrease in the guaranteed death benefit provision.

DEATH BENEFIT OPTION CHANGE: A death benefit option change will be allowed, subject to the following conditions:

1) The change will take effect on the monthly deduction day on or next following the date on which the Administrative Office receives your written request;

2) There will be no change in the surrender charge, and evidence of insurability may be required;

3) We will not allow a change in the death benefit option if the specified amount will be reduced below the minimum specified amount;

4) Changes from option 1 to option 2 are allowed beginning in the sixth policy year. The new specified amount will equal the specified amount less the total account value at the time of the change;* and

5) Changes from option 2 to option 1 are allowed after the first policy year. The new specified amount will equal the specified amount plus the total account value as of the time of the change.*

* Changes in the death benefit option also affect the guaranteed death benefit provision amount and the guaranteed death benefit premium.

RIGHT TO EXAMINE THE POLICY

The Policy has a period during which you may examine the Policy. If for any reason you are dissatisfied, it may be returned to our Administrative Office for a refund. It must be returned within ten days (state variations may apply) after you receive the Policy and the written notice of withdrawal right, or within 45 days after you sign the application for the Policy, whichever occurs latest. If you return (cancel) the Policy, we will pay a refund of:

     1) the difference between payments made and amounts allocated to the separate account; plus

     2) the value of the amount allocated to the separate account as of the date the returned Policy is received by us; plus

     3)   any fees imposed on the amounts allocated to the separate account.

If state law does not permit such a refund, then the refund will equal premiums paid, without interest. Refunds will usually occur within seven days of notice of cancellation, although a refund of premiums paid by check may be delayed until the check clears your bank.

PAYMENT OF DEATH BENEFIT

The death benefit is the amount payable to the beneficiary upon the death of the insured. Any outstanding loan amounts or overdue deductions are withheld from the death benefit prior to payment.

The death benefit under the Policy will be paid in a lump sum within seven days after we receive due proof of the insured's death (a certified copy of the death certificate) at our Administrative Office, unless you or the beneficiary have elected that it be paid under one or more of the settlement options. (See "Settlement Options.")

If the recipient of the death benefit proceeds has elected a lump sum settlement and the death benefit proceeds are over $5,000, the proceeds will be placed into an interest-bearing account in the recipient's name. The SECURELINE(R) account allows the recipient additional time to decide how to manage the proceeds with the balance earning interest from the day the account is opened. Refer to the description of the SECURELINE(R) account under the section headed "Protection of Proceeds" for more information.

Payment of the death benefit may be delayed if the Policy is being contested. While the insured is living, you may elect a settlement option for the beneficiary and deem it irrevocable. You may revoke or change a prior election. The beneficiary may make or change an election within 90 days of the death of the insured, unless you have made an irrevocable election. A beneficiary who has elected settlement option 1 may elect another option within two years after the insured's death.

All or a part of the death benefit may be applied under one or more of the settlement options, or such options as we may choose to make available in the future.

If the Policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any excess death benefit due will be paid as elected.

POLICY SETTLEMENT

There are several ways in which a beneficiary may receive annuity payments from a death benefit. These are called settlement options. If the owner surrenders the Policy, settlement options are available for the amount of the policy cash surrender value.

Proceeds in the form of settlement options are payable by the Company upon the insured's death, upon maturity of the policy, or upon election of one of the following settlement options or any we make available (after any applicable surrender charges have been deducted).

A written request may be made to elect, change, or revoke a settlement option before payments begin under any settlement option. This request must be in form satisfactory to us, and will take effect upon its filing at our

Administrative Office. If no settlement option has been elected by the policy owner when the death benefit becomes payable to the beneficiary, that beneficiary may make the election.

The first variable settlement option payment will be as of the tenth valuation period following our receipt of the properly completed election form.

SETTLEMENT OPTIONS

Options 2, 3 and 4 are in the form of an annuity, which is a series of payments for life or a definite period of time. The person receiving the payments is called the annuitant.

OPTION 1 -- Payment of interest on the sum left with us;

OPTION 2 -- Payments for a stated number of years, at least three but no more than thirty;

OPTION 3 -- Payments for the lifetime of the annuitant. If also chosen, we will guarantee payments for 60, 120, 180, or 240 months;

OPTION 4 -- Payments during the joint lifetimes of two annuitants. At the death of either, payments will continue to the survivor. When this option is chosen, a choice must be made of:

     a)   100% of the payment to continue to the survivor;

     b)   66 2/3% of the payment to continue to the survivor;

     c)   50% of the payment to continue to the survivor;

     d) Payments for a minimum of 120 months, with 100% of the payment to continue to the survivor; or

     e) 100% of the payment to continue to the survivor if the survivor is the annuitant, and 50% of the payment to continue to the survivor if the survivor is the second annuitant.

In most states, no election may be made that would result in a first payment of less than $25 or that would result in total yearly payments of less than $120. If the value of the Policy is insufficient to elect an option for the minimum amount specified, a lump-sum payment must be elected.

Proceeds applied under option 1 will be held by us in the general account. Proceeds in the general account will be used to make payments on a fixed-dollar basis. We will add interest to such proceeds at an annual rate of not less than 3%. We may add interest daily at any higher rate.

Under option 1, the annuitant may later tell the Company to (a) pay to him or her a portion or all of the sum held by the Company; or (b) apply a portion or all of the sum held by the Company to another settlement option.

Proceeds applied under options 2, 3 and 4 will be held (a) in the general account; or (b) in Variable Annuity Account B, invested in one or more of the available investment options, or (c) a mix of (a) and (b). Proceeds held in Variable Annuity Account B will be used to make payments on a variable basis.

If payments are to be funded on a variable basis (by the Funds), the first and subsequent payments will vary depending on the assumed net investment rate. This rate will be 3.5% per year, unless a 5% annual rate is chosen. The assumed net investment rate is chosen by the payee.

Selection of a 5% rate causes a higher first payment, but subsequent payments will increase only to the extent the actual net investment rate exceeds 5% on an annualized basis, and they will decline if the rate is less than 5%. Use of the 3.5% assumed net investment rate causes a lower first payment, but subsequent payments will increase more rapidly or decline more slowly as changes occur in the actual net investment rate. The investment performance of the underlying funding option(s) must equal such assumed rate, plus enough to cover the mortality and expense risk and administrative fee charges, if future payments on a variable basis are to remain level.

If payments on a variable basis are not to decrease, gross return on the assets of the underlying funding option must be:

     1) 4.75% on an annual basis, plus an annual return of up to 0.25% needed to offset the administrative charge in effect at the time settlement option payments start, if an assumed net investment rate of 3.5% is chosen; or

     2) 6.25% on an annual basis, plus an annual return of up to 0.25% needed to offset the administrative charge in effect at the time settlement option payments start, if an assumed net investment rate of 5% is chosen.

Option 2, 3 or 4 may be chosen on a fixed-dollar basis. However, if the guaranteed payments are less than the payments which would be made from the purchase of the Company's current single premium immediate annuity, the larger payment will be made instead.

As to funds held under option 1, the annuitant may elect to make a withdrawal or to change options. Under option 2, if payments are made on a variable basis, the current value may be withdrawn at any time. Amounts held in the fixed account may not be withdrawn under option 2. No withdrawals or changes of option may be made under options 3 and 4.

When an annuitant dies while receiving payments under option 2, 3 or 4, the present value of any remaining guaranteed payments will either be paid in one sum to the annuitant's beneficiary, or upon election by that beneficiary, any remaining guaranteed payments will continue to that beneficiary. If no beneficiary exists, the present value of any remaining guaranteed payments will be paid in one sum to the annuitant's estate. If the annuitant dies while receiving payments under option 1, the current value of the option will be paid in one sum to the beneficiary, or to the annuitant's estate.

If the annuitant's beneficiary dies (and there is no contingent beneficiary), while receiving payments, the current value of the account (option 1), or the present value of any remaining guaranteed payments will be paid in one sum to the estate of that beneficiary. The interest rate used to determine the first payment will be used to calculate the present value.

CALCULATION OF SETTLEMENT PAYMENTS ON A VARIABLE BASIS

When you have chosen payment on a variable basis, the first payment is calculated as follows:

     1) the portion of the proceeds applied to make payments on the variable basis; divided by

     2)   1,000; times

     3) the payment rate per $1000 of proceeds for the option chosen as shown in the policy.

Such amount, or portion, of the variable payment will be divided by the settlement option unit value (described below), as of the tenth valuation period before the due date of the first payment, to determine the number of settlement option units. Each future payment is equal to the number of settlement option units, times the settlement option unit value as of the tenth valuation period prior to the due date of the payment.

For any valuation period, the Fund(s) settlement option unit value is equal to:

     1)   The settlement option unit value for the previous valuation period;
          times

     2)   The net return factor (as defined below) for the valuation period;
          times

     3)   A factor to reflect the assumed net investment rate.

The factor for 3.5% per year is 0.9999058; for 5% per year, it is 0.9998663.

The net return factor equals:

     1) The net assets of the applicable fund held in Variable Annuity Account B at the end of a valuation period; minus

     2) The net assets of the applicable fund held in Variable Annuity Account B at the beginning of that valuation period; plus or minus

     3) Taxes or provision for taxes, if any, attributable to the operations of Variable Annuity Account B; divided by

     4) The value of settlement option units and other accumulation units held in Variable Annuity Account B at the beginning of the valuation period; minus

     5) A daily charge at an annual rate of 1.25% of your account value invested in the subaccount for annuity mortality and expense risk and the then-current daily administrative expense charge.

The number of settlement option units remains fixed. However, the dollar value of the settlement option unit values and the payment may increase or decrease due to investment gain or loss.

Payments will not be affected by changes in the mortality or expense results or administrative expense charges.

SPECIAL PLANS

Where allowed by law, the Company may reduce or eliminate certain charges for Policies issued under special circumstances that result in lower expenses to the Company (i.e., group arrangements with a sponsoring employer). The amount of any reduction, the charges to be reduced, and the criteria for applying a reduction will reflect the reduced sales effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction. The charges will be reduced in accordance with the Company's practice in effect when the Policies are issued. Reductions will not be unfairly discriminatory against any person, including the purchasers to whom the reduction applies and all other owners of the Policies.

The Company offers Policies on a unisex and simplified underwriting basis to certain group or sponsored arrangements. A "group arrangement" includes a program under which an employer purchases individual Policies covering a group of individuals on a group basis. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees for the purchase of the Policies on an individual basis. Under both arrangements, the employer pays all or part of the premium. The benefits and values of these Policies do not vary based on the sex of the insured in order to be used by employers in employee benefit plans where sex discrimination is prohibited by federal or state laws. The Company recommends that any employer proposing to offer the Policies to employees under either arrangement consult its attorney before doing so.

DIRECTORS AND OFFICERS

The following is a list of current directors and principal officers of the Company, their position with the Company and their business experience during the past five years.


NAME AND ADDRESS        POSITION WITH COMPANY          BUSINESS EXPERIENCE DURING PAST 5 YEARS
---------------------   ----------------------------   ---------------------------------------
Thomas J. McInerney*    Director and Chairman          Has held several directorships and
                                                       various executive officer positions
                                                       with various ING affiliated companies
                                                       since 1998, including positions as
                                                       Director, Chief Executive Officer, and
                                                       President.

Richard T. Mason**      President                      Has held several directorships and
                                                       various executive officer positions
                                                       with various ING affiliated companies
                                                       since 2003, including positions as Vice
                                                       President and President.


                                       32


Bridget M. Healy***    Director                        Has held several directorships and
                                                       various executive officer positions
                                                       with various ING affiliated companies
                                                       since 2007, including positions as
                                                       Director, Executive Vice President and
                                                       Chief Legal Officer.

Robert G. Leary***      Director                       Has held several directorships and
                                                       various executive officer positions
                                                       with various ING affiliated companies
                                                       since 2007, including positions as
                                                       Director, Chairman and Chief Executive
                                                       Officer.

Catherine H. Smith*     Director and Senior            Has held several directorships and
                        Vice President                 various executive officer positions
                                                       with various ING affiliated companies
                                                       since 1998 including positions as
                                                       Director, Chairman, Senior Vice
                                                       President and Chief Operations Officer.
                                                       Chief Executive Officer, U.S.
                                                       Insurance, U.S. Americas, since 2006.

David Wheat****         Director, Executive            Has held several directorships and
                        Vice President and             various executive officer positions
                        Chief Financial Officer        with various ING affiliated companies
                                                       since 2001 including positions as
                                                       Director, Senior Vice President and
                                                       Chief Financial Officer of various ING
                                                       affiliated companies since 2003. Chief
                                                       Accounting Officer of various ING
                                                       affiliated companies from 2001 to 2002.
Steven T. Pierson****   Senior Vice President and      Has held various executive positions
                        Chief Accounting Officer       with various ING affiliated companies
                                                       since 2002, including positions as
                                                       Senior Vice President, Controller and
                                                       Chief Accounting Officer. Senior Vice
                                                       President, Controller and Director of
                                                       Assurant from May, 1994 to December,
                                                       2002.

Joy M. Benner*****      Secretary                      Has held several positions with various
                                                       ING affiliated companies since 1999.
                                                       Secretary since February, 2006.


* The address of these Directors is One Orange Way, Windsor, CT 06095-4774, These individuals may also be directors and/or officers of other affiliates of the Company.

** The address of this Officer is 440 S. Warren Street, Ste 300/702, Syracuse NY 13202. This individual may also be an officer of other affiliates of the Company.

*** The address of these Directors is 230 Park Avenue, 13th Floor, New York, NY 10169. These individuals may also be an officer of other affiliates of the Company.

**** The address of this Director and this Officer is 5780 Powers Ferry Road, NW, Atlanta, Georgia 30327-4390. These individuals may also be directors and/or officers of other affiliates of the Company

***** The address of this Officer is 20 Washington Avenue South, Minneapolis,
      Minnesota 55401. This individual may also be an officer of other affiliates of the Company.

ADDITIONAL INFORMATION

REPORTS TO POLICY OWNERS

Within 30 days after each policy anniversary and before proceeds are applied to a settlement option, we or our designee, will send you a report containing the following information:

     1) A statement of changes in the total account value and cash surrender value since the prior report or since the issue date, if there has been no prior report. This includes a statement of monthly deductions and investment results and any interest earnings for the report period;

     2) Cash surrender value, death benefit, and any loan account value as of the policy anniversary; and

     3) A projection of the total account value, loan account value and cash surrender value as of the succeeding policy anniversary.

If you have policy values funded in either separate account you will receive such additional periodic reports as may be required by the Commission.

Some state laws require additional reports; these requirements vary from state to state.

RIGHT TO INSTRUCT VOTING OF FUND SHARES

The Funds do not hold regularly scheduled shareholder meetings. When a Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Fund, the Company is entitled to vote the shares held by our subaccount invested in that Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

Will we notify you when your instructions are needed and will provide information from the Fund about the matters requiring the special meeting. We calculate the number of votes for which you may instruct us based on the amount you have allocated to that subaccount, and the value of a share of the corresponding Fund, as of a date chosen by the Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners.

Each Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction we receive, it is important that each policy owner provide their voting instructions to the Company. Even though policy owners may choose not to provide voting instruction, the shares of the Fund to which such policy owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of policy owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Fund which it owns at a meeting of the shareholders of the Fund, all shares voted by the company will be counted when the Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.

STATE REGULATION

We are subject to regulation and supervision by the Insurance Department of the State of Connecticut, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The Policies have been approved by the Insurance Department of the State of Connecticut and in other jurisdictions.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business, for the purposes of determining solvency and compliance with local insurance laws and regulations.

REGULATORY DEVELOPMENTS - THE COMPANY AND THE INDUSTRY

As with many financial services companies, the Company and its affiliates have received informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the financial services industry. In each case, the Company and its affiliates have been and are providing full cooperation.


INSURANCE AND RETIREMENT PLAN PRODUCTS AND OTHER REGULATORY MATTERS. Federal and state regulators and self-regulatory agencies are conducting broad inquiries and investigations involving the insurance and retirement industries. These initiatives currently focus on, among other things, compensation, revenue sharing, and other sales incentives; potential conflicts of interest; sales and marketing practices (including sales to seniors); specific product types (including group annuities and indexed annuities); and disclosure. The Company and certain of its U.S. affiliates have received formal and informal requests in connection with such investigations, and have cooperated and are cooperating fully with each request for information. Some of these matters could result in regulatory action involving the Company. These initiatives also may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which the Company is engaged. In light of these and other developments, U.S. affiliates of ING, including the Company, periodically review whether modifications to their business practices are appropriate.


INVESTMENT PRODUCT REGULATORY ISSUES. Since 2002, there has been increased governmental and regulatory activity relating to mutual funds and variable insurance products. This activity has primarily focused on inappropriate trading of fund shares; directed brokerage; compensation; sales practices, suitability, and supervision; arrangements with service providers; pricing; compliance and controls; adequacy of disclosure; and document retention.

In addition to responding to governmental and regulatory requests on fund trading issues, ING management, on its own initiative, conducted, through special counsel and a national accounting firm, an extensive internal review of mutual fund trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel.

The internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within the variable insurance and mutual fund products of ING, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing. Each of the arrangements has been terminated and disclosed to regulators, to the independent trustees of ING Funds (U.S.) and in reports previously filed by the Company with the SEC pursuant to the Securities Exchange Act of 1934, as amended.


Action has been or may be taken by regulators with respect to the Company or certain ING affiliates before investigations relating to fund trading are completed. The potential outcome of such action is difficult to predict but could subject the Company or certain affiliates to adverse consequences, including, but not limited to, settlement payments, penalties, and other financial liability. It is not currently anticipated, however, that the actual outcome of any such action will have a material adverse effect on ING or ING's U.S. based operations, including the Company.


ING has agreed to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. Management

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reported to the ING Funds Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or ING's U.S. based operations, including the Company.

PRODUCT REGULATION. Our products are subject to a complex and extensive array of state and federal tax, securities and insurance laws, and regulations, which are administered and enforced by a number of governmental and self-regulatory authorities. Specifically, U.S. federal income tax law imposes certain requirements relating to product design, administration, and investments that are conditions for beneficial tax treatment of such products under the Code. Failure to administer certain product features could affect such beneficial tax treatment. In addition, state and federal securities and insurance laws impose requirements relating to insurance product design, offering and distribution, and administration. Failure to meet any of these complex tax, securities, or insurance requirements could subject the company to administrative penalties, unanticipated remediation, or other claims and costs.

LEGAL MATTERS AND PROCEEDINGS

We are not aware of any pending legal proceedings that involve the separate account as a party.

The Company is involved in threatened or pending lawsuits/arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation/arbitrations, suits against the Company sometimes include claims for substantial compensatory, consequential, or punitive damages and other types of relief. Moreover, certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. While it is not possible to forecast the outcome of such lawsuits/arbitrations, in light of existing insurance, reinsurance, and established reserves, it is the opinion of management that the disposition of such lawsuits/arbitrations will not have a materially adverse effect on the Company's operations or financial position.

ING Financial Advisers, LLC, the principal underwriter and distributor of the Policy, is a party to threatened or pending lawsuits/arbitration that generally arise from the normal conduct of business. Some of these suits may seek class action status and sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. ING Financial Advisers, Inc. is not involved in any legal proceeding that, in the opinion of management, is likely to have a material adverse affect on its ability to distribute the Policy.

THE REGISTRATION STATEMENT

A Registration Statement under the Securities Act of 1933 has been filed with the Commission relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the Registration Statement, certain portions of which have been omitted pursuant to the rules and regulations of the Commission. The omitted information may be obtained at the Commission's principal office in Washington, DC, upon payment of the Commission's prescribed fees.

The Policies are no longer offered for sale.

DISTRIBUTION OF THE POLICIES


ING Financial Advisers, LLC serves as principal underwriter of the securities offered hereunder as defined by the federal securities laws. ING Financial Advisers, LLC is registered as a broker-dealer with the Commission and is a member of the Financial Industry Regulatory Authority ("FINRA") and the Securities Investor Protection Corporation. ING Financial Advisers, LLC has contracted with one or more registered broker-dealers including broker-dealers affiliated with it ("distributors") to service the Policies. All persons servicing the Policies will be registered representatives of the distributors, and will also be licensed as insurance agents to sell variable life insurance.


The maximum commission payable to salespersons and their supervising broker-dealers for policy distribution is 55% of the guaranteed death benefit premium to age 80, or, in the event of an increase in the specified amount, 55% of the guaranteed death benefit premium to age 80, attributable to the increase. In lieu of premium-based commission, equivalent amounts may be paid based on total account value. In particular circumstances, certain of these professionals may also be paid for their administrative expenses. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amount may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

ING Financial Advisers, LLC may also contract with independent third party broker-dealers who will act as wholesalers. These parties may also provide training, marketing and other sales related functions for ING Financial Advisers, LLC and other broker-dealers and may provide certain administrative services to the Company in connection with the Policies. Such parties may receive compensation based on premium payments for the Policies purchased through broker-dealers selected by the wholesaler.

RECORDS AND ACCOUNTS

All records and accounts relating to the separate accounts and the Funds will be maintained by the Company or its designee. All reports required to be made and information required to be given will be provided by the Company or its designee.

Lincoln performs certain administrative functions relating to the Policies, and maintains books and records necessary to operate and administer the Policies.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Separate Account. Ernst & Young LLP, 55 Ivan Allen Jr. Boulevard, Suite 1000, Atlanta, Georgia 30308, is the independent registered public accounting firm for the Company. The independent registered public accounting firm provides services to the Company and Separate Account that includes primarily the audits of the Company's consolidated financial statements and Separate Account financial statements. The consolidated financial statements of the Company and the financial statements of the Separate Account audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.

TAX MATTERS


The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover federal estate, gift and generation-skipping tax implications, state and local taxes or other tax situations. We have written this discussion to support the promotion and marketing of our products and we do not intend it as tax advice. This summary is not intended to and cannot be used to afford any tax practices that may be imposed upon you. Counsel or other qualified tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service ("IRS").


The following discussion generally assumes that the Policy will qualify as a life insurance contract for federal tax purposes.

TAX STATUS OF THE COMPANY


We are taxed as a life insurance company under the Internal Revenue Code. The separate account is not a separate entity from us. Therefore, it is not taxed separately as a "regulated investment company," but is taxed as part of the Company. We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the Policy. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to us. In addition, any foreign tax credits or deductions attributable to the separate account will first be used to reduce any income taxes imposed on the separate account before being used by the Company.


In summary, we do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make provisions for any such taxes. However, if changes in the federal tax laws or their interpretation result in our being taxed on income or gains attributable to the separate account, then we may impose a charge against the separate account (with respect to some or all of the Policies) to set aside provisions to pay such taxes.

TAX STATUS OF THE POLICY


This Policy is designed to qualify as a life insurance contract under the Code. All terms and provisions of the Policy shall be construed in a manner that is consistent with that design. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements that are set forth in Section 7702 of the Code. If your variable life Policy does not satisfy the requirements set forth in Section 7702 of the Code, it will not be treated as life insurance under Code 7702. You could then be subject to federal income tax on your Policy income as you earn it. While there is very little guidance as to how these requirements are applied, we believe it is reasonable to conclude that our policies satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we will take appropriate and reasonable steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions or modify your Policy in order to do so. (See Tax Treatment of Policy Death Benefits.) If we return premium in order to bring your policy into compliance with the requirements of Section 7702, it will be refunded on a last-in, first-out basis and may be taken from the investment options in which your policy is allocated based on your premium allocation in effect.


DIVERSIFICATION AND INVESTOR CONTROL REQUIREMENTS

In addition to meeting the Code Section 7702 tests, Code Section 817(h) requires investments within a separate account, such as our separate account, to be adequately diversified. The Treasury has issued regulations that set the standards for measuring the adequacy of any diversification, and the Internal Revenue Service has published various revenue rulings and private letter rulings addressing diversification issues. To be adequately diversified, each subaccount and its corresponding Fund must meet certain tests. If these tests are not met, your variable life policy will not be adequately diversified and not treated as life insurance under Code Section 7702. You would then be subject to federal income tax on your policy income as you earn it. Each subaccount's corresponding Fund has represented that it will meet the diversification standards that apply to your policy. Accordingly, we believe it is reasonable to conclude that the diversification requirements have been satisfied. If it is determined, however, that your variable life policy does not satisfy the applicable diversification regulations, we will take appropriate and reasonable steps to bring your policy into compliance with such regulations and we reserve the right to modify your policy as necessary in order to do so.

In certain circumstances, owners of a variable life insurance policy have been considered, for federal income tax purposes, to be the owners of the assets of the separate account supporting their policies, due to their ability to exercise investment control over such assets. When this is the case, the policy owners have been currently taxed on income and gains attributable to the separate account assets. Your ownership rights under your Policy are similar to, but different in some ways from those described by the IRS in rulings in which it determined that Policy owners are not owners of separate account assets. For example, you have additional flexibility in allocating your premium payments and in your Policy values. These differences could result in the IRS treating you as the owner of a pro rata share of the separate account assets. We do not know what standards will be set forth in the future, if any, in Treasury regulations or rulings. We reserve the right to modify your Policy, as necessary, to try to prevent you from being considered the owner of a pro rata share of the separate account assets, or to otherwise qualify your Policy for favorable tax treatment.

TAX TREATMENT OF POLICY DEATH BENEFITS


The death benefit under a Policy is generally excludable from the gross income of the beneficiary(ies) under Section 101(a)(1) of the Code. However, there are exceptions to this general rule. Additionally, ownership and beneficiary designations including change of either may have consequences under federal, state and local income, estate, inheritance, gift, generation-skipping and other tax laws. The individual situation of each Policy owner or beneficiary will determine the extent, if any, of these taxes and you should consult a qualified tax adviser.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS

Generally, the Policy owner will not be taxed on any of the Policy value until there is a distribution. When distributions from a Policy occur, or when loan amounts are taken from or secured by a Policy, the tax consequences depend on whether or not the Policy is a "modified endowment contract."

MODIFIED ENDOWMENT CONTRACTS

Under the Code, certain life insurance contracts are classified as "modified endowment contracts" and are given less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether or not it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums we receive during the first seven Policy years. Certain changes in a Policy after it is issued, such as reduction or increase in benefits or Policy reinstatement, could also cause it to be classified as a modified endowment contract or increase the period during which the Policy must be tested. A current or prospective Policy owner should consult with a qualified tax adviser to determine whether or not a Policy transaction will cause the Policy to be classified as a modified endowment contract.


If a Policy becomes a modified endowment contract, distributions that occur during the Policy year will be taxed as distributions from a modified endowment contract as described below. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.


Additionally, all modified endowment contracts that are issued by us (or our affiliates) to the same Policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policy owner's income when a taxable distribution occurs.

Once a Policy is classified as a modified endowment contract, the following tax rules apply both prospectively and to any distributions made in the prior two years:

1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain, if any, and are taxable as ordinary income. Amounts will be treated as tax-free recovery of the Policy owner's investment in the Policy only after all gain has been distributed. The amount of gain in the Policy will be equal to the difference between the Policy's value determined without regard to any surrender charges, and the investment in the Policy;

2) Loan amounts taken from or secured by a Policy classified as a modified endowment contract, and also assignments or pledges of such a Policy (or agreements to assign or pledge such a Policy), are treated first as distributions of gain, if any, and are taxable as ordinary income. Amounts will be treated as tax-free recovery of the Policy owner's investment in the Policy only after all gain has been distributed; and

3) A 10% additional income tax penalty may be imposed on the distribution amount subject to income tax. This tax penalty generally does not apply to a Policy owned by an individual where the distributions are (a) made on or after the date on which the taxpayer attains age 59 1/2, (b) attributable to the taxpayer's becoming disabled (as defined in the Code), or (c) part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Consult a qualified tax adviser to determine whether or not you may be subject to this penalty tax.

If we discover that your policy has inadvertently become a modified endowment contract, we will assume that you do not want it to be classified as a modified endowment contract and attempt to fix this by refunding any excess premium with related interest. The excess gross premium will be refunded on a last-in, first-out basis and may be taken from the investment options in which your policy value is allocated based on your premium allocation in effect.


POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS

Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Policy owner's investment in the Policy. Only after the recovery of all investment in the Policy is there taxable income. However, certain distributions made in connection with Policy benefit reductions during the first fifteen Policy years may be treated in whole or in part as ordinary income subject to tax. Consult a qualified tax adviser to determine whether or not any distributions made in connection with a reduction in Policy benefits will be subject to tax.


Loan amounts from or secured by a Policy that is not a modified endowment contract are generally not taxed as distributions. Finally, neither distributions from, nor loan amounts from or secured by, a Policy that is not a modified endowment contract are subject to the 10% additional income tax penalty.


INVESTMENT IN THE POLICY

Your investment in the Policy is generally the total of your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax free.

OTHER TAX MATTERS

POLICY LOANS

In general, interest on a loan will not be deductible. A limited exception to this rule exists for certain interest paid in connection with certain "key person" insurance. You should consult a qualified tax adviser to determine whether you qualify under this exception.

Moreover, the tax consequences associated with a preferred loan available in the Policy are uncertain. Before taking out a loan, you should consult a qualified tax adviser as to the tax consequences.


If a loan from a Policy is outstanding when the Policy other than a modified endowment contract is surrendered or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly. If your Policy has large outstanding Policy loans, you may have to choose between paying high premiums to keep the Policy from lapsing and paying significant income tax if you allow the Policy to lapse.


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CONTINUATION OF A POLICY


The tax consequences of continuing the Policy beyond maturity are unclear. For example, in certain situations it is possible that after an insured person reaches age 100, the IRS could treat you as being in constructive receipt of the account value if the account value becomes equal to the death benefit. If this happens, an amount equal to the excess of the account value over the investment in the Policy would be includible in your income at that time. Because we believe the Policy will continue to constitute life insurance at that time and the IRS has not issued any guidance on this issue, we do not intend to tax report any earnings due to the possibility of constructive receipt in this circumstance. You should consult a qualified tax adviser if you intend to keep the Policy in force after the maturity date.


SECTION 1035 EXCHANGES

Code Section 1035 provides, in certain circumstances, that no gain or loss will be recognized on the exchange of one life insurance policy solely for another life insurance policy or an endowment, annuity, or qualified long term care contract. We accept 1035 exchanges with outstanding loans. Special rules and procedures apply to 1035 exchanges. These rules can be complex, and if you wish to take advantage of Section 1035, you should consult your qualified tax adviser.

TAX-EXEMPT POLICY OWNERS

Special rules may apply to a Policy that is owned by a tax-exempt entity. Tax-exempt entities should consult their qualified tax adviser regarding the consequences of purchasing and owning a Policy. These consequences could include an effect on the tax-exempt status of the entity and the possibility of the unrelated business income tax.

TAX LAW CHANGES


Although the likelihood of legislative action is uncertain, there is always the possibility that the tax treatment of the Policy could be changed by legislation or other means. It is also possible that any change may be retroactive (that is, effective before the date of the change). You should consult a qualified tax adviser with respect to legislative developments and their effect on the Policy.


POLICY CHANGES TO COMPLY WITH THE LAW


So that your Policy continues to qualify as life insurance under the Code, we reserve the right to return or refuse to accept all or part of your premium payments or to change your death benefit. We may reject any Policy request, including a partial withdrawal request if it would cause your Policy to fail to qualify as life insurance or would cause us to return premium to you. We also may make changes to your Policy or its riders or make distributions from your Policy to the degree that we deem necessary to qualify your Policy as life insurance for tax purposes.





Any increase in your death benefit will cause an increase in your cost of insurance charges.

LIFE INSURANCE OWNED BY BUSINESSES


Congress has enacted rules relating to life insurance owned by businesses. For example, in the case of a Policy issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. (An exception to this rule is provided for certain life insurance contracts that cover the life of an individual who is a 20-percent owner, or an officer, director, or employee of a trade or business.) In addition, in certain instances, a portion of the death benefit payable under an employer-owned policy may be taxable. As another example, special rules apply if a business is subject to the alternative minimum tax. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a qualified tax adviser.



                                       41

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INCOME TAX WITHHOLDING


The IRS requires us to withhold income taxes from any portion of the amounts individuals receive in a taxable transaction. However, if you reside in the U.S., we generally do not withhold income taxes if you elect in writing not to have withholding apply. If the amount withheld for you is insufficient to cover income taxes, you will have to pay additional income taxes and possibly penalties later. We will also report to the IRS the amount of any taxable distributions.

LIFE INSURANCE PURCHASES BY NON-RESIDENT ALIENS

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance poliicies at a 30.00% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult a qualified tax adviser before purchasing a policy.

OWNERSHIP AND BENEFICIARY DESIGNATIONS

Ownership and beneficiary designations, including change of either, may have consequences under federal, state and local income, estate, inheritance, gift, generation-skipping and other tax laws. The individual situation of each Policy owner or beneficiary will determine the extent, if any, of these taxes and you should consult a qualified tax adviser.

FAIR VALUE OF YOUR POLICY

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the account value or the total account value. You should consult a qualified tax adviser for guidance as to the appropriate methodology for determining the fair market value of your policy.


YOU SHOULD CONSULT QUALIFIED LEGAL OR TAX ADVISERS FOR COMPLETE INFORMATION ON FEDERAL, STATE, LOCAL AND OTHER TAX CONSIDERATIONS.

MISCELLANEOUS POLICY PROVISIONS

THE POLICY

The Policy which you receive and the application you make when you purchase the Policy are the whole contract. A copy of the application is attached to the Policy when it is issued to you. An application for changes, once approved by us, will become part of the Policy.

Application forms are completed by the applicant and forwarded to the Company for acceptance. Upon acceptance, the Policy is prepared, executed by duly authorized officers of the Company, and forwarded to the Policy owner.

PAYMENT OF BENEFITS

All benefits are payable at our Administrative Office. We may require submission of the Policy before we grant loans, make changes or pay benefits.

AGE AND SEX

If age or sex is misstated on the application, the amount payable on death will be that which would have been purchased by the most recent monthly deduction at the correct age and sex. (If the application is taken in a state or under an agreement where unisex rates are used, the insured's sex is inapplicable.)


                                       42

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INCONTESTABILITY

We will not contest coverage under the Policy after the Policy has been in force during the lifetime of the insured for a period of two years from the policy issue date. Our right to contest coverage is not affected by the guaranteed death benefit provision.

For coverage which takes effect on a later date (e.g., an increase in coverage), we will not contest such coverage after it has been in force during the lifetime of the insured more than two years from its effective date.

SUICIDE

In most states, if the insured commits suicide within two years from the issue date, the only benefit paid will be the sum of 1) plus 2) minus 3) where:

     1)   equals premiums paid less amounts allocated to the separate account;
          and

     2) equals the separate account value on the date of suicide, plus the portion of the monthly deduction from the separate account value; and

     3) equals the amount necessary to repay any loans in full and any interest earned on the loan account value transferred to the separate account value, and any surrenders from the fixed account.

If the insured commits suicide within two years from the effective date of any increase in coverage, we will pay as a benefit only the monthly deduction for the increase, in lieu of the face amount of the increase.

All amounts described in 1) and 3) above will be calculated as of the date of death.

ANTI-MONEY LAUNDERING

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA PATRIOT Act. Among other things, this program requires us, our agents and customers to comply with certain procedures and standards that serve to assure that our customers' identities are properly verified and that premiums are not derived from improper sources.

Under our anti-money laundering program, we may require Policy owners, insured persons and/or beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.

We may also refuse to accept certain forms of premium payments or loan repayments (travelers cheques, for example) or restrict the amount of certain forms of premium payments or loan repayments (money orders totaling more than $5,000, for example). In addition, we may require information as to why a particular form of payment was used (third party checks, for example) and the source of the funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in your policy lapsing or entering a 61-day grace period during which you must make a sufficient payment, in an acceptable form, to keep your Policy from lapsing.

APPLICABLE LAWS DESIGNED TO PREVENT TERRORIST FINANCING AND MONEY LAUNDERING MIGHT, IN CERTAIN CIRCUMSTANCES, REQUIRE US TO BLOCK CERTAIN TRANSACTIONS UNTIL AUTHORIZATION IS RECEIVED FROM THE APPROPRIATE REGULATOR. WE MAY ALSO BE REQUIRED TO PROVIDE ADDITIONAL INFORMATION ABOUT YOU AND YOUR BROKER TO GOVERNMENT REGULATORS.

Our anti-money laundering program is subject to change without notice to take account of changes applicable in laws or regulations and our ongoing assessment of our exposure to illegal activity.

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COVERAGE BEYOND MATURITY

The Policy is considered matured on the issue date anniversary on which the Insured reaches attained age 100. This is the maturity date.

You may, by written request, in the 30 days before the maturity date of this Policy, elect to continue coverage beyond the maturity date. At age 100, the separate account value will be transferred to the fixed account. If coverage beyond maturity is elected, we will continue to credit interest to the total account value of this Policy. Monthly deductions will be calculated with a cost of insurance rate equal to zero.

At this time, uncertainties exist regarding the tax treatment of the Policy should it continue beyond the maturity date. You should therefore consult with your tax advisor prior to making this election. (See "Tax Matters.") The coverage beyond maturity provision is only available in approving states. This provision is not available in New York.

PROTECTION OF PROCEEDS

To the extent provided by law, the proceeds of the Policy are subject neither to claims by a beneficiary's creditors nor to any legal process against any beneficiary.

For surrenders and death benefit settlements where the proceeds are over $5,000, the proceeds will be placed into a SECURELINE(R) account. The SECURELINE(R) account is a special service that we offer in which your death benefit or surrender proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the proceeds) a check, we will send a checkbook so that you (or the proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SECURELINE(R) account is part of Lincoln's general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of Lincoln's general account, it is subject to the claims of Lincoln's creditors. Lincoln receives a benefit from all amounts left in the SECURELINE(R) account.

NONPARTICIPATION

The Policy is not entitled to share in the divisible surplus of the Company. No dividends are payable.

ILLUSTRATIONS OF DEATH BENEFIT, TOTAL ACCOUNT VALUES AND CASH SURRENDER VALUES

The tables on the following pages illustrate how the death benefit, total account values, and cash surrender values of a Policy change with the investment experience of the variable funding options. The tables show how the death benefit, total account values, and cash surrender values of a Policy issued to an insured of a given age and a given premium would vary over time if the investment return on the assets held in each Fund were a uniform, gross, annual rate of 0%, 6%, and 12%, respectively. Actual returns will fluctuate over time and likely will be both positive and negative. The hypothetical gross investment rate of return may indeed average 0%, 6% or 12% over a period of years, however, it may fluctuate above and below those averages throughout the years shown. In that case, the actual account values, cash surrender values, and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless more premiums are paid.

Tables I through IV illustrate Policies issued to males, age 45, in the preferred nonsmoker rate class and Policies issued on a unisex basis according to the special plans section of this prospectus for both males and females, age 45, in the preferred nonsmoker rate class. Tables V through VIII illustrate Policies issued on a unisex basis, age 45, in the preferred nonsmoker rate class for contracts issued in states where unisex rates are required. The death benefit, total account values, and cash surrender values would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12%, respectively, over a period of years, but fluctuated above and below those averages for individual policy years.

The second column of each table shows the accumulated values of the premiums paid at an assumed interest rate of 5%. The third through fifth columns illustrate the death benefit of a Policy over the designated period. The sixth through eighth columns illustrate the total account values, while the ninth through the eleventh columns illustrate the cash surrender values of each Policy over the designated period. Tables I, II, V and VI assume that the maximum cost of insurance rates allowable under the Policy are charged in all policy years. These tables also assume that the maximum allowable mortality and expense risk charge of 0.90% on an annual basis, the maximum allowable administrative expense charge of 0.50% on an annual basis, and the maximum allowable premium load of 6% are assessed in each policy year. Tables III, IV, VII and VIII assume that the current scale of cost of insurance rates applies during all policy years. These tables also assume that the current mortality and expense risk charge of 0.70% on an annual basis, the current administrative expense charge of 0.30% on an annual basis, and the current premium load of 3.5% are assessed.

The amounts shown for death benefit, cash surrender values, and total account values reflect the fact that the net investment return is lower than the gross return on the assets held in each Fund as a result of expenses paid by each Fund and other charges levied by the separate account. After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.67%, 4.23%, and 10.14%, respectively on a current basis. On a guaranteed basis, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -2.06%, 3.82%, and 9.70%, respectively.

The investment advisory fees and other Fund expenses vary by Fund from 0.34% to 1.00%. An arithmetic average of 0.68% has been used for the illustrations.

The hypothetical values shown in the tables do not reflect any separate account charges for federal income taxes, since we are not currently making such charges. However, such charges may be made in the future, and in that event, the gross annual investment rate of return would have to exceed 0%, 6%, or 12% by an amount sufficient to cover the tax charges in order to produce the death benefit, total account values, and cash surrender values illustrated.

The tables illustrate the policy values that would result based upon the hypothetical investment rates of return if premiums were paid as indicated, if all net premiums are allocated to Variable Life Account B and if no policy loans have been made. The tables are also based on the assumptions that the policy owner has not requested an increase or decrease in the specified amount of the Policy, and no partial surrenders have been made.

Upon request, we will provide an illustration based upon the proposed insured's age, sex of insured (if necessary), and underwriting classification, the specified amount or premium requested, the proposed frequency of premium payments and any available riders requested. A fee of $25 is charged for each such illustration.

The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                              AETNAVEST PLUS POLICY

                                     TABLE I
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
              MALE ISSUE AGE 45 - UNISEX FOR SPECIAL PLAN POLICIES
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
           $6,720.00 ANNUAL GUARANTEED DEATH BENEFIT PREMIUM TO AGE 80
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1

               PREMIUMS           DEATH BENEFIT
             ACCUMULATED     GROSS ANNUAL INVESTMENT          TOTAL ACCOUNT VALUE            CASH SURRENDER VALUE
                  AT                RETURN OF             ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
   POLICY    5% INTEREST  -----------------------------  -----------------------------  -----------------------------
    YEAR       PER YEAR   GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%  GROSS 6%  GROSS 12%
-----------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
1                7,056     500,000   500,000   500,000     4,330     4,649      4,969       658       977      1,297
2               14,465     500,000   500,000   500,000     8,608     9,521     10,474     4,936     5,849      6,802
3               22,244     500,000   500,000   500,000    12,673    14,459     16,400     9,001    10,787     12,728
4               30,412     500,000   500,000   500,000    16,521    19,458     22,784    12,849    15,786     19,112
5               38,989     500,000   500,000   500,000    20,140    24,506     29,657    16,468    20,834     25,985
6               47,994     500,000   500,000   500,000    23,526    29,599     37,066    20,191    26,264     33,731
7               57,450     500,000   500,000   500,000    26,653    34,709     45,039    23,685    31,741     42,071
8               67,379     500,000   500,000   500,000    29,495    39,807     53,609    26,894    37,206     51,008
9               77,803     500,000   500,000   500,000    32,032    44,873     62,823    29,798    42,639     60,589
10              88,750     500,000   500,000   500,000    34,229    49,869     72,716    32,362    48,002     70,849
15             152,258     500,000   500,000   500,000    39,253    72,764    134,722    39,222    72,733    134,691
20             233,313     500,000   500,000   500,000    30,414    87,804    226,667    30,414    87,804    226,667
25             336,762     500,000   500,000   500,000         0    83,205    372,174         0    83,205    372,174
30             468,793     500,000   500,000   665,910         0    33,112    622,346         0    33,112    622,346
20 (Age 65)    233,313     500,000   500,000   500,000    30,414    87,804    226,667    30,414    87,804    226,667

(1) Assumes no policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. Actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless more premiums are paid. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                              AETNAVEST PLUS POLICY

                                    TABLE II
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
              MALE ISSUE AGE 45 - UNISEX FOR SPECIAL PLAN POLICIES
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                         $4,080.00 ANNUAL BASIC PREMIUM
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1

               PREMIUMS           DEATH BENEFIT
             ACCUMULATED     GROSS ANNUAL INVESTMENT          TOTAL ACCOUNT VALUE            CASH SURRENDER VALUE
                  AT                RETURN OF             ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
   POLICY    5% INTEREST  -----------------------------  -----------------------------  -----------------------------
    YEAR       PER YEAR   GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%  GROSS 6%  GROSS 12%
-----------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
1                4,284     500,000   500,000   500,000     1,892     2,062     2,232          0         0          0
2                8,782     500,000   500,000   500,000     3,773     4,234     4,717        101       562      1,045
3               13,505     500,000   500,000   500,000     5,481     6,355     7,310      1,809     2,683      3,638
4               18,465     500,000   500,000   500,000     7,009     8,411    10,010      3,337     4,739      6,338
5               23,672     500,000   500,000   500,000     8,342    10,383    12,812      4,670     6,711      9,140
6               29,139     500,000   500,000   500,000     9,475    12,258    15,717      6,140     8,923     12,382
7               34,880     500,000   500,000   500,000    10,377    13,999    18,704      7,409    11,031     15,736
8               40,908     500,000   500,000   500,000    11,020    15,566    21,749      8,419    12,965     19,148
9               47,238     500,000   500,000   500,000    11,379    16,923    24,830      9,145    14,689     22,596
10              53,884     500,000   500,000   500,000    11,415    18,019    27,910      9,548    16,152     26,043
15              92,443     500,000   500,000   500,000     5,695    17,882    42,127      5,664    17,851     42,096
20             141,655           0   500,000   500,000         0     1,196    48,466          0     1,196     48,466
25             204,463           0         0   500,000         0         0    28,221          0         0     28,221
30             284,624           0         0         0         0         0         0          0         0          0
20 (Age 65)    141,655           0   500,000   500,000         0     1,196    48,466          0     1,196     48,466

(1) Assumes no policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. Actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless more premiums are paid. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                              AETNAVEST PLUS POLICY

                                    TABLE III
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
              MALE ISSUE AGE 45 - UNISEX FOR SPECIAL PLAN POLICIES
               CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
           $6,720.00 ANNUAL GUARANTEED DEATH BENEFIT PREMIUM TO AGE 80
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1

               PREMIUMS           DEATH BENEFIT
             ACCUMULATED     GROSS ANNUAL INVESTMENT          TOTAL ACCOUNT VALUE            CASH SURRENDER VALUE
                  AT                RETURN OF             ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
   POLICY    5% INTEREST  -----------------------------  -----------------------------  -----------------------------
    YEAR       PER YEAR   GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%  GROSS 6%  GROSS 12%
-----------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
1                7,056     500,000   500,000   500,000     4,908      5,249     5,592     1,236      1,577     1,920
2               14,465     500,000   500,000   500,000     9,817     10,813    11,852     6,145      7,141     8,180
3               22,244     500,000   500,000   500,000    14,566     16,540    18,683    10,894     12,868    15,011
4               30,412     500,000   500,000   500,000    19,133     22,413    26,117    15,461     18,741    22,445
5               38,989     500,000   500,000   500,000    23,493     28,410    34,193    19,821     24,738    30,521
6               47,994     500,000   500,000   500,000    27,620     34,511    42,953    24,285     31,176    39,618
7               57,450     500,000   500,000   500,000    31,532     40,735    52,490    28,564     37,767    49,522
8               67,379     500,000   500,000   500,000    35,242     47,101    62,899    32,641     44,500    60,298
9               77,803     500,000   500,000   500,000    38,761     53,628    74,291    36,527     51,394    72,057
10              88,750     500,000   500,000   500,000    42,082     60,314    86,768    40,215     58,447    84,901
15             152,258     500,000   500,000   500,000    56,072     96,853   170,736    56,041     96,822   170,705
20             233,313     500,000   500,000   500,000    63,773    137,946   307,759    63,773    137,846   307,759
25             336,762     500,000   500,000   623,257    62,486    182,965   537,290    62,486    182,965   537,290
30             468,793     500,000   500,000   976,054    45,557    230,664   912,200    45,557    230,664   912,200
20 (Age 65)    233,313     500,000   500,000   500,000    63,773    137,846   307,759    63,773    137,846   307,759

(1) Assumes no policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. Actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless more premiums are paid. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                              AETNAVEST PLUS POLICY

                                    TABLE IV
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
              MALE ISSUE AGE 45 - UNISEX FOR SPECIAL PLAN POLICIES
               CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                         $4,080.00 ANNUAL BASIC PREMIUM
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1

               PREMIUMS           DEATH BENEFIT
             ACCUMULATED     GROSS ANNUAL INVESTMENT          TOTAL ACCOUNT VALUE            CASH SURRENDER VALUE
                  AT                RETURN OF             ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
   POLICY    5% INTEREST  -----------------------------  -----------------------------  -----------------------------
    YEAR       PER YEAR   GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%  GROSS 6%  GROSS 12%
-----------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
1                4,284     500,000   500,000   500,000     2,397     2,585      2,774         0         0          0
2                8,782     500,000   500,000   500,000     4,830     5,361      5,918     1,158     1,689      2,246
3               13,505     500,000   500,000   500,000     7,137     8,171      9,298     3,465     4,499      5,626
4               18,465     500,000   500,000   500,000     9,293    10,989     12,912     5,621     7,317      9,240
5               23,672     500,000   500,000   500,000    11,271    13,785     16,755     7,599    10,113     13,083
6               29,139     500,000   500,000   500,000    13,044    16,528     20,821     9,709    13,193     17,486
7               34,880     500,000   500,000   500,000    14,626    19,229     25,149    11,658    16,261     22,181
8               40,908     500,000   500,000   500,000    16,028    21,895     29,778    13,427    19,294     27,177
9               47,238     500,000   500,000   500,000    17,262    24,535     34,752    15,028    22,301     32,518
10              53,884     500,000   500,000   500,000    18,318    27,137     40,099    16,451    25,270     38,232
15              92,443     500,000   500,000   500,000    21,221    39,820     74,494    21,190    39,789     74,463
20             141,655     500,000   500,000   500,000    17,881    49,343    125,708    17,881    49,343    125,708
25             204,463     500,000   500,000   500,000     4,924    51,280    204,115     4,924    51,280    204,115
30             284,624           0   500,000   500,000         0    35,390    329,721         0    35,390    329,721
20 (Age 65)    141,655     500,000   500,000   500,000    17,881    49,343    125,708    17,881    49,343    125,708

(1) Assumes no policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. Actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless more premiums are paid. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                              AETNAVEST PLUS POLICY

                                     TABLE V
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               UNISEX ISSUE AGE 45
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
           $6,360.00 ANNUAL GUARANTEED DEATH BENEFIT PREMIUM TO AGE 80
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1

               PREMIUMS           DEATH BENEFIT
             ACCUMULATED     GROSS ANNUAL INVESTMENT          TOTAL ACCOUNT VALUE            CASH SURRENDER VALUE
                  AT                RETURN OF             ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
   POLICY    5% INTEREST  -----------------------------  -----------------------------  -----------------------------
    YEAR       PER YEAR   GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%  GROSS 6%  GROSS 12%
-----------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
1                6,678     500,000   500,000   500,000     4,027     4,327      4,627       517       817      1,117
2               13,690     500,000   500,000   500,000     8,017     8,872      9,765     4,507     5,362      6,255
3               21,052     500,000   500,000   500,000    11,807    13,478     15,295     8,297     9,968     11,785
4               28,783     500,000   500,000   500,000    15,385    18,131     21,241    11,875    14,621     17,731
5               36,900     500,000   500,000   500,000    18,751    22,831     27,645    15,241    19,321     24,135
6               45,423     500,000   500,000   500,000    21,897    27,568     34,543    18,709    24,380     31,355
7               54,372     500,000   500,000   500,000    24,795    32,314     41,958    21,958    29,479     39,121
8               63,769     500,000   500,000   500,000    27,430    37,049     49,929    24,944    34,563     47,443
9               73,635     500,000   500,000   500,000    29,774    41,747     58,488    27,639    39,612     56,353
10              83,995     500,000   500,000   500,000    31,798    46,372     67,672    30,014    44,588     65,888
15             144,102     500,000   500,000   500,000    36,466    67,599    125,184    36,437    67,570    125,155
20             220,814     500,000   500,000   500,000    28,590    81,704    210,143    28,590    81,704    210,143
25             318,722     500,000   500,000   500,000         0    77,632    342,572         0    77,632    342,572
30             443,679     500,000   500,000   610,767         0    32,479    570,811         0    32,479    570,811
20 (Age 65)    220,814     500,000   500,000   500,000    28,590    81,704    210,143    28,590    81,704    210,143

(1) Assumes no policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. Actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless more premiums are paid. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    TABLE VI
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               UNISEX ISSUE AGE 45
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                         $3,900.00 ANNUAL BASIC PREMIUM
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1

               PREMIUMS           DEATH BENEFIT
             ACCUMULATED     GROSS ANNUAL INVESTMENT          TOTAL ACCOUNT VALUE            CASH SURRENDER VALUE
                  AT                RETURN OF             ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
   POLICY    5% INTEREST  -----------------------------  -----------------------------  -----------------------------
    YEAR       PER YEAR   GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%  GROSS 6%  GROSS 12%
-----------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
1                4,095     500,000   500,000   500,000     1,755     1,916      2,077         0         0          0
2                8,395     500,000   500,000   500,000     3,512     3,946      4,401         2       436        891
3               12,909     500,000   500,000   500,000     5,107     5,927      6,826     1,597     2,417      3,316
4               17,650     500,000   500,000   500,000     6,523     7,840      9,341     3,013     4,330      5,831
5               22,627     500,000   500,000   500,000     7,761     9,675     11,953     4,251     6,125      8,443
6               27,854     500,000   500,000   500,000     8,809    11,417     14,659     5,621     8,229     11,471
7               33,342     500,000   500,000   500,000     9,637    13,027     17,433     6,800    10,190     14,596
8               39,104     500,000   500,000   500,000    10,225    14,476     20,262     7,739    11,990     17,776
9               45,154     500,000   500,000   500,000    10,545    15,725     23,118     8,410    13,590     20,983
10              51,506     500,000   500,000   500,000    10,560    16,726     25,968     8,776    14,942     24,184
15              88,364     500,000   500,000   500,000     5,287    16,619     39,189     5,258    16,590     39,160
20             135,405           0   500,000   500,000         0     1,636     45,487         0     1,636     45,487
25             195,442           0         0   500,000         0         0     27,786         0         0     27,786
30             272,067           0         0         0         0         0          0         0         0          0
20 (Age 65)    135,405           0   500,000   500,000         0     1,636     45,487         0     1,636     45,487

(1) Assumes no policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. Actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless more premiums are paid. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                    TABLE VII
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               UNISEX ISSUE AGE 45
               CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
           $3,900.00 ANNUAL GUARANTEED DEATH BENEFIT PREMIUM TO AGE 80
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1

               PREMIUMS           DEATH BENEFIT
             ACCUMULATED     GROSS ANNUAL INVESTMENT          TOTAL ACCOUNT VALUE            CASH SURRENDER VALUE
                  AT                RETURN OF             ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
   POLICY    5% INTEREST  -----------------------------  -----------------------------  -----------------------------
    YEAR       PER YEAR   GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%  GROSS 6%  GROSS 12%
-----------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
1                6,678     500,000   500,000   500,000     4,595      4,917     5,239     1,085      1,407     1,729
2               13,690     500,000   500,000   500,000     9,197     10,134    11,112     5,687      6,624     7,602
3               21,052     500,000   500,000   500,000    13,657     15,512    17,525    10,147     12,002    14,015
4               28,783     500,000   500,000   500,000    17,950     21,030    24,510    14,440     17,520    21,000
5               36,900     500,000   500,000   500,000    22,060     26,679    32,111    18,550     23,169    28,601
6               45,423     500,000   500,000   500,000    25,960     32,433    40,364    22,772     29,245    37,176
7               54,372     500,000   500,000   500,000    29,669     38,116    49,358    26,832     35,478    46,521
8               63,769     500,000   500,000   500,000    33,192     44,337    59,179    30,706     41,851    56,693
9               73,635     500,000   500,000   500,000    36,547     50,520    69,936    34,412     48,385    67,801
10              83,995     500,000   500,000   500,000    39,724     56,864    81,723    37,940     55,080    79,939
15             144,102     500,000   500,000   500,000    53,186     91,561   160,988    53,157     91,532   160,959
20             220,814     500,000   500,000   500,000    60,833    130,533   289,984    60,833    130,533   289,984
25             318,722     500,000   500,000   586,508    59,804    173,035   505,610    59,804    173,035   505,610
30             443,679     500,000   500,000   919,322    44,010    217,283   859,180    44,010    217,283   859,180
20 (Age 65)    220,814     500,000   500,000   500,000    60,833    130,533   289,984    60,833    130,533   289,984

(1) Assumes no policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. Actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless more premiums are paid. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                                   TABLE VIII
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               UNISEX ISSUE AGE 45
               CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                         $3,900.00 ANNUAL BASIC PREMIUM
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1

               PREMIUMS           DEATH BENEFIT
             ACCUMULATED     GROSS ANNUAL INVESTMENT          TOTAL ACCOUNT VALUE            CASH SURRENDER VALUE
                  AT                RETURN OF             ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
   POLICY    5% INTEREST  -----------------------------  -----------------------------  -----------------------------
    YEAR       PER YEAR   GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%  GROSS 6%  GROSS 12%  GROSS 0%  GROSS 6%  GROSS 12%
-----------  -----------  --------  --------  ---------  --------  --------  ---------  --------  --------  ---------
1                4,095     500,000   500,000   500,000     2,256     2,434      2,614         0         0          0
2                8,395     500,000   500,000   500,000     4,551     5,055      5,582     1,041     1,545      2,072
3               12,909     500,000   500,000   500,000     6,735     7,715      8,782     3,225     4,205      5,272
4               17,650     500,000   500,000   500,000     8,782    10,388     12,209     5,272     6,878      8,699
5               22,627     500,000   500,000   500,000    10,676    13,056     15,868     7,166     9,546     12,358
6               27,854     500,000   500,000   500,000    12,384    15,685     19,751     9,196    12,497     16,563
7               33,342     500,000   500,000   500,000    13,926    18,289     23,900    11,089    15,452     21,063
8               39,104     500,000   500,000   500,000    15,304    20,870     28,346    12,818    18,384     25,860
9               45,154     500,000   500,000   500,000    16,535    23,443     33,138    14,401    21,308     31,003
10              51,506     500,000   500,000   500,000    17,610    25,994     38,302    15,826    24,210     36,518
15              88,364     500,000   500,000   500,000    20,807    38,589     71,619    20,778    38,560     71,590
20             135,405     500,000   500,000   500,000    18,298    48,560    121,458    18,298    48,560    121,458
25             195,442     500,000   500,000   500,000     6,608    51,502    197,511     6,608    51,502    197,511
30             272,067           0   500,000   500,000         0    38,076    318,683         0    38,076    318,683
20 (Age 65)    135,405     500,000   500,000   500,000    18,298    48,560    121,458    18,298    48,560    121,458

(1) Assumes no policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. Actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless more premiums are paid. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

            VARIABLE LIFE B OF ING LIFE INSURANCE AND ANNUITY COMPANY

VARIABLE LIFE B OF ING LIFE INSURANCE AND ANNUITY COMPANY

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2008

                                                                                                   MORTALITY
                                                                                                   & EXPENSE
                                                           CONTRACT                   CONTRACT     GUARANTEE
                                                          PURCHASES                 REDEMPTIONS     CHARGES
                                                           DUE FROM                    DUE TO     PAYABLE TO
                                                           ING LIFE                     ING        ING LIFE
                                                          INSURANCE                     LIFE       INSURANCE
                                                             AND                     INSURANCE        AND
                                                           ANNUITY       TOTAL      AND ANNUITY     ANNUITY
SUBACCOUNT                                  INVESTMENTS    COMPANY       ASSETS       COMPANY       COMPANY     NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager                  $    58,260    $     --   $    58,260     $     --      $    1     $    58,259
Fidelity VIP Contrafund                      16,160,816      12,487    16,173,303           --         395      16,172,908
Fidelity VIP Equity-Income                   13,652,754          --    13,652,754           --         319      13,652,435
Fidelity VIP Growth                           1,512,739          --     1,512,739           --          20       1,512,719
Fidelity VIP High Income                          7,342          --         7,342           --          --           7,342
Fidelity VIP Overseas                         1,031,295          --     1,031,295           --          14       1,031,281
ING Legg Mason Partners Aggressive Growth     6,099,418       2,440     6,101,858           --         154       6,101,704
ING Partners T. Rowe Price Growth Equity      3,221,067          --     3,221,067           --          73       3,220,994
ING Partners Thornburg Value                  1,306,425          --     1,306,425           --          32       1,306,393
ING Partners UBS U.S. Large Cap Equity        4,037,285         115     4,037,400           --         105       4,037,295
ING Templeton Foreign Equity                  9,107,725         251     9,107,976           --         221       9,107,755
ING VP Balanced                              13,629,412          90    13,629,502           --         339      13,629,163
ING VP Growth and Income                     45,476,299       2,191    45,478,490           --       1,141      45,477,349
ING VP Index Plus LargeCap                    7,843,441      21,535     7,864,976           --         174       7,864,802
ING VP Intermediate Bond                      8,111,305       6,481     8,117,786           --         212       8,117,574
ING VP Money Market                          25,400,710     176,332    25,577,042           --         510      25,576,532
ING VP Opportunistic LargeCap Value              19,052          --        19,052           --          --          19,052
ING VP Small Company                          1,437,841          --     1,437,841           --          19       1,437,822
ING VP Strategic Allocation Conservative        963,002          --       963,002           --          23         962,979
ING VP Strategic Allocation Growth            2,581,133          --     2,581,133           --          66       2,581,067
ING VP Strategic Allocation Moderate          1,384,587          --     1,384,587           --          35       1,384,552
Janus Aspen Series Balanced                  10,802,421       6,164    10,808,585           --         270      10,808,315
Janus Aspen Series Flexible Bond              3,562,860          --     3,562,860           --          49       3,562,811
Janus Aspen Series Large Cap Growth           7,151,527       2,591     7,154,118           --         183       7,153,935
Janus Aspen Series Mid Cap Growth            11,423,536         348    11,423,884           --         272      11,423,612
Janus Aspen Series Worldwide Growth          10,279,826       9,668    10,289,494           --         262      10,289,232
MFS VIT Strategic Income                         16,057          --        16,057           --          --          16,057
MFS VIT Total Return                             53,932          --        53,932           --           1          53,931
Oppenheimer Global Securities                 4,555,977          12     4,555,989           --         118       4,555,871
Oppenheimer Main Street Growth & Income           8,145          --         8,145           --          --           8,145
Oppenheimer MidCap                               33,292          --        33,292           --          --          33,292
Oppenheimer Strategic Bond                    3,056,388          --     3,056,388      167,919          75       2,888,394

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

VARIABLE LIFE B OF ING LIFE INSURANCE AND ANNUITY COMPANY

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

                                                         MORTALITY
                                             DIVIDENDS      AND          NET
                                               FROM       EXPENSE    INVESTMENT
                                            INVESTMENT   GUARANTEE     INCOME
SUBACCOUNT                                    INCOME      CHARGES      (LOSS)
-------------------------------------------------------------------------------
Fidelity VIP Asset Manager                   $  2,562    $    (871)   $   1,691
Fidelity VIP Contrafund                       360,244     (256,398)     103,846
Fidelity VIP Equity-Income                    828,261     (234,652)     593,609
Fidelity VIP Growth                            17,197      (33,802)     (16,605)
Fidelity VIP High Income                       12,293       (1,020)      11,273
Fidelity VIP Overseas                          11,559      (16,151)      (4,592)
ING Legg Mason Partners Aggressive Growth          --     (115,111)    (115,111)
ING Partners JPMorgan International           131,611     (140,380)      (8,769)
ING Partners T. Rowe Price Growth Equity       13,078      (49,279)     (36,201)
ING Partners Thornburg Value                    8,250      (16,475)      (8,225)
ING Partners UBS U.S. Large Cap Equity         69,048      (76,664)      (7,616)
ING VP Balanced                               491,986     (198,432)     293,554
ING VP Growth and Income                      935,140     (777,106)     158,034
ING VP Index Plus LargeCap                    158,865     (132,006)      26,859
ING VP Intermediate Bond                      421,008     (107,052)     313,956
ING VP Money Market                           500,914     (176,580)     324,334
ING VP Small Company                            8,001      (21,390)     (13,389)
ING VP Strategic Allocation Conservative       55,105      (12,806)      42,299
ING VP Strategic Allocation Growth             57,457      (40,419)      17,038
ING VP Strategic Allocation Moderate           32,232      (17,712)      14,520
ING VP Opportunistic LargeCap Value               425         (299)         126
Janus Aspen Series Balanced                   290,039     (128,806)     161,233
Janus Aspen Series Flexible Bond              185,660      (36,748)     148,912
Janus Aspen Series Large Cap Growth            60,076     (120,229)     (60,153)
Janus Aspen Series Mid Cap Growth                  --     (179,165)    (179,165)
Janus Aspen Series Worldwide Growth           318,369     (174,886)     143,483
MFS VIT Strategic Income                        1,034         (400)         634
MFS VIT Total Return                            1,619         (761)         858
Oppenheimer Global Securities                  73,106      (68,288)       4,818
Oppenheimer Main Street Growth & Income           241         (220)          21
Oppenheimer MidCap                                 --       (1,854)      (1,854)
Oppenheimer Strategic Bond                     94,214      (25,439)      68,775

See accompanying notes.

                                                                                                       NET INCREASE
                                                           DIVIDENDS       TOTAL        NET CHANGE      (DECREASE)
                                                NET           FROM          NET        IN UNREALIZED      IN NET
                                              REALIZED        NET         REALIZED     APPRECIATION       ASSETS
                                                GAIN        REALIZED        GAIN            OR           RESULTING
                                             (LOSS) ON      GAIN ON      (LOSS) ON     DEPRECIATION        FROM
SUBACCOUNT                                  INVESTMENTS   INVESTMENTS   INVESTMENTS   ON INVESTMENTS    OPERATIONS
-------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager                  $       469    $       --   $       469     $     3,817     $    5,977
Fidelity VIP Contrafund                       2,563,198     2,295,771     4,858,969      (2,143,896)     2,818,919
Fidelity VIP Equity-Income                    1,840,236     2,999,800     4,840,036      (1,014,867)     4,418,778
Fidelity VIP Growth                            (161,058)           --      (161,058)        416,556        238,893
Fidelity VIP High Income                         (9,489)           --        (9,489)         16,518         18,302
Fidelity VIP Overseas                            27,461         8,036        35,497         213,876        244,781
ING Legg Mason Partners Aggressive Growth     1,638,926            --     1,638,926        (466,074)     1,057,741
ING Partners JPMorgan International             645,982            --       645,982       2,155,937      2,793,150
ING Partners T. Rowe Price Growth Equity        204,143         8,796       212,939         460,355        637,093
ING Partners Thornburg Value                    142,027            --       142,027         122,197        255,999
ING Partners UBS U.S. Large Cap Equity        1,296,846            --     1,296,846        (328,677)       960,553
ING VP Balanced                                (369,582)           --      (369,582)      1,830,435      1,754,407
ING VP Growth and Income                     (6,846,739)           --    (6,846,739)     16,498,112      9,809,407
ING VP Index Plus LargeCap                    1,632,297            --     1,632,297         211,910      1,871,066
ING VP Intermediate Bond                       (237,205)           --      (237,205)        262,677        339,428
ING VP Money Market                             173,880            --       173,880         233,915        732,129
ING VP Small Company                             95,040       303,793       398,833         (68,333)       317,111
ING VP Strategic Allocation Conservative         75,756        67,212       142,968         (83,496)       101,771
ING VP Strategic Allocation Growth              364,452        55,434       419,886          34,907        471,831
ING VP Strategic Allocation Moderate             16,733        38,083        54,816         110,158        179,494
ING VP Opportunistic LargeCap Value                 211            --           211           3,862          4,199
Janus Aspen Series Balanced                     132,267            --       132,267         967,921      1,261,421
Janus Aspen Series Flexible Bond                (65,926)        7,958       (57,968)         28,590        119,534
Janus Aspen Series Large Cap Growth           1,709,284            --     1,709,284        (401,893)     1,247,238
Janus Aspen Series Mid Cap Growth             2,984,782            --     2,984,782        (545,018)     2,260,599
Janus Aspen Series Worldwide Growth             549,654            --       549,654       2,223,223      2,916,360
MFS VIT Strategic Income                         (4,829)          138        (4,691)          6,013          1,956
MFS VIT Total Return                             19,744         2,170        21,914         (14,421)         8,351
Oppenheimer Global Securities                   396,894       381,872       778,766         368,997      1,152,581
Oppenheimer Main Street Growth & Income             116            --           116           2,732          2,869
Oppenheimer MidCap                                1,317            --         1,317           7,888          7,351
Oppenheimer Strategic Bond                       56,129            --        56,129          85,202        210,106

YEAR ENDED DECEMBER 31, 2007

                                                         MORTALITY
                                             DIVIDENDS      AND          NET
                                               FROM       EXPENSE    INVESTMENT
                                            INVESTMENT   GUARANTEE     INCOME
SUBACCOUNT                                    INCOME      CHARGES      (LOSS)
-------------------------------------------------------------------------------
Fidelity VIP Asset Manager                  $    6,367   $    (667)   $   5,700
Fidelity VIP Contrafund                        282,576    (273,497)       9,079
Fidelity VIP Equity-Income                     494,005    (252,275)     241,730
Fidelity VIP Growth                             22,465     (23,021)        (556)
Fidelity VIP High Income                         7,962        (640)       7,322
Fidelity VIP Overseas                           64,370     (17,001)      47,369
ING Legg Mason Partners Aggressive Growth           --    (107,064)    (107,064)
ING Partners JPMorgan International            363,362    (160,457)     202,905
ING Partners T. Rowe Price Growth Equity        28,771     (52,418)     (23,647)
ING Partners Thornburg Value                    10,166     (20,771)     (10,605)
ING Partners UBS U.S. Large Cap Equity          54,655     (75,492)     (20,837)
ING VP Balanced                                542,650    (192,203)     350,447
ING VP Growth and Income                     1,131,570    (769,854)     361,716
ING VP Index Plus LargeCap                     178,549    (130,329)      48,220
ING VP Intermediate Bond                       377,279     (98,960)     278,319
ING VP Money Market                            896,808    (194,957)     701,851
ING VP Small Company                             4,090     (20,930)     (16,840)
ING VP Strategic Allocation Conservative        34,276     (10,827)      23,449
ING VP Strategic Allocation Growth              74,976     (41,744)      33,232
ING VP Strategic Allocation Moderate            46,731     (19,085)      27,646
ING VP Opportunistic LargeCap Value                527        (176)         351
Janus Aspen Series Balanced                    347,433    (129,385)     218,048
Janus Aspen Series Flexible Bond               177,032     (33,295)     143,737
Janus Aspen Series Large Cap Growth             91,102    (121,697)     (30,595)
Janus Aspen Series Mid Cap Growth               45,416    (195,102)    (149,686)
Janus Aspen Series Worldwide Growth            154,473    (197,457)     (42,984)
MFS VIT Strategic Income                           572         (91)         481
MFS VIT Total Return                             1,640        (368)       1,272
Oppenheimer Global Securities                  120,945     (87,393)      33,552
Oppenheimer Main Street Growth & Income            241        (167)          74
Oppenheimer MidCap                                  --        (479)        (479)
Oppenheimer Strategic Bond                     106,748     (32,525)      74,223

See accompanying notes.

                                                                                         NET CHANGE      NET INCREASE
                                                NET        DIVIDENDS        TOTAL       IN UNREALIZED     (DECREASE)
                                              REALIZED      NET FROM    NET REALIZED    APPRECIATION    IN NET ASSETS
                                                GAIN        REALIZED        GAIN             OR           RESULTING
                                             (LOSS) ON      GAIN ON       (LOSS) ON     DEPRECIATION         FROM
SUBACCOUNT                                  INVESTMENTS   INVESTMENTS    INVESTMENTS   ON INVESTMENTS     OPERATIONS
---------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager                  $       613    $    2,797    $     3,410     $     5,414      $   14,524
Fidelity VIP Contrafund                       1,921,707     7,542,710      9,464,417      (4,928,736)      4,544,760
Fidelity VIP Equity-Income                      955,582     2,178,758      3,134,340      (3,189,467)        186,603
Fidelity VIP Growth                             (61,271)        2,482        (58,789)        746,423         687,078
Fidelity VIP High Income                          8,186            --          8,186         (11,971)          3,537
Fidelity VIP Overseas                            45,115       125,726        170,841          73,101         291,311
ING Legg Mason Partners Aggressive Growth       798,538            --        798,538        (968,396)       (276,922)
ING Partners JPMorgan International             980,865            --        980,865         248,995       1,432,765
ING Partners T. Rowe Price Growth Equity        239,814       272,449        512,263           5,961         494,577
ING Partners Thornburg Value                    332,467            --        332,467        (192,920)        128,942
ING Partners UBS U.S. Large Cap Equity          678,848            --        678,848        (656,045)          1,966
ING VP Balanced                                 135,900       802,874        938,774        (367,882)        921,339
ING VP Growth and Income                     (2,674,566)           --     (2,674,566)      7,425,213       5,112,363
ING VP Index Plus LargeCap                    1,769,970            --      1,769,970      (1,223,052)        595,138
ING VP Intermediate Bond                         49,865            --         49,865         172,021         500,205
ING VP Money Market                             144,966            --        144,966         115,895         962,712
ING VP Small Company                             35,520       333,877        369,397        (241,874)        110,683
ING VP Strategic Allocation Conservative         24,471        25,849         50,320         (21,646)         52,123
ING VP Strategic Allocation Growth              185,736       250,594        436,330        (293,042)        176,520
ING VP Strategic Allocation Moderate             52,070        78,167        130,237         (66,116)         91,767
ING VP Opportunistic LargeCap Value                 323            --            323             126             800
Janus Aspen Series Balanced                     435,586            --        435,586         615,794       1,269,428
Janus Aspen Series Flexible Bond                (47,315)           --        (47,315)        123,093         219,515
Janus Aspen Series Large Cap Growth           1,660,359            --      1,660,359          67,193       1,696,957
Janus Aspen Series Mid Cap Growth             1,880,750       110,924      1,991,674       2,108,355       3,950,343
Janus Aspen Series Worldwide Growth             907,251            --        907,251         845,684       1,709,951
MFS VIT Strategic Income                            267            --            267            (353)            395
MFS VIT Total Return                                427         1,568          1,995            (986)          2,281
Oppenheimer Global Securities                   320,852       439,641        760,493        (333,963)        460,082
Oppenheimer Main Street Growth & Income              90            --             90             664             828
Oppenheimer MidCap                               77,129            --         77,129         (68,688)          7,962
Oppenheimer Strategic Bond                      120,199            --        120,199         103,418         297,840

YEAR ENDED DECEMBER 31, 2008

                                                         MORTALITY
                                             DIVIDENDS      AND          NET
                                               FROM       EXPENSE    INVESTMENT
                                            INVESTMENT   GUARANTEE     INCOME
SUBACCOUNT                                    INCOME      CHARGES      (LOSS)
-------------------------------------------------------------------------------
Fidelity VIP Asset Manager                  $    2,017   $    (468)  $    1,549
Fidelity VIP Contrafund                        234,034    (218,316)      15,718
Fidelity VIP Equity-Income                     503,993    (176,636)     327,357
Fidelity VIP Growth                             19,358     (12,398)       6,960
Fidelity VIP High Income                           828        (251)         577
Fidelity VIP Overseas                           40,169      (8,225)      31,944
ING Legg Mason Partners Aggressive Growth           --     (81,775)     (81,775)
ING Partners JPMorgan International            486,660     (43,658)     443,002
ING Partners T. Rowe Price Growth Equity        64,544     (40,528)      24,016
ING Partners Thornburg Value                    10,171     (17,369)      (7,198)
ING Partners UBS U.S. Large Cap Equity         145,104     (57,286)      87,818
ING Templeton Foreign Equity                   300,280     (73,967)     226,313
ING VP Balanced                                613,530    (159,304)     454,226
ING VP Growth and Income                       946,423    (597,788)     348,635
ING VP Index Plus LargeCap                     228,014     (89,862)     138,152
ING VP Intermediate Bond                       506,126     (92,251)     413,875
ING VP Money Market                          1,692,969    (182,083)   1,510,886
ING VP Opportunistic LargeCap Value                528        (127)         401
ING VP Small Company                            20,031     (10,170)       9,861
ING VP Strategic Allocation Conservative        51,662     (10,785)      40,877
ING VP Strategic Allocation Growth              88,160     (33,594)      54,566
ING VP Strategic Allocation Moderate            55,936     (17,133)      38,803
Janus Aspen Series Balanced                    337,611    (116,076)     221,535
Janus Aspen Series Flexible Bond               158,381     (19,260)     139,121
Janus Aspen Series Large Cap Growth             75,850     (97,443)     (21,593)
Janus Aspen Series Mid Cap Growth               44,838    (161,962)    (117,124)
Janus Aspen Series Worldwide Growth            185,702    (145,088)      40,614
MFS VIT Strategic Income                           710         (62)         648
MFS VIT Total Return                             1,766        (284)       1,482
Oppenheimer Global Securities                  117,918     (67,684)      50,234
Oppenheimer Main Street Growth & Income            328         (89)         239
Oppenheimer MidCap                                  --        (270)        (270)
Oppenheimer Strategic Bond                     201,445     (36,061)     165,384

See accompanying notes.

                                                                                                       NET INCREASE
                                                                           TOTAL        NET CHANGE      (DECREASE)
                                                NET        DIVIDENDS        NET        IN UNREALIZED      IN NET
                                              REALIZED      NET FROM      REALIZED     APPRECIATION       ASSETS
                                                GAIN        REALIZED        GAIN            OR           RESULTING
                                             (LOSS) ON      GAIN ON      (LOSS) ON     DEPRECIATION        FROM
SUBACCOUNT                                  INVESTMENTS   INVESTMENTS   INVESTMENTS   ON INVESTMENTS    OPERATIONS
-------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager                  $    (3,203)   $    9,585   $     6,382    $    (38,117)   $    (30,186)
Fidelity VIP Contrafund                         684,706       714,520     1,399,226     (14,197,745)    (12,782,801)
Fidelity VIP Equity-Income                      151,706        21,460       173,166     (11,176,283)    (10,675,760)
Fidelity VIP Growth                              (4,085)           --        (4,085)     (1,404,373)     (1,401,498)
Fidelity VIP High Income                         (9,717)           --        (9,717)          1,179          (7,961)
Fidelity VIP Overseas                            14,117       194,344       208,461      (1,091,995)       (851,590)
ING Legg Mason Partners Aggressive Growth        73,295            --        73,295      (4,100,838)     (4,109,318)
ING Partners JPMorgan International          (3,363,774)    8,203,544     4,839,770      (5,865,302)       (582,530)
ING Partners T. Rowe Price Growth Equity        124,542       362,720       487,262      (2,989,759)     (2,478,481)
ING Partners Thornburg Value                   (258,268)           --      (258,268)       (690,105)       (955,571)
ING Partners UBS U.S. Large Cap Equity           19,904            --        19,904      (2,974,263)     (2,866,541)
ING Templeton Foreign Equity                   (239,259)           --      (239,259)     (5,892,444)     (5,905,390)
ING VP Balanced                                (235,797)    1,586,833     1,351,036      (7,458,399)     (5,653,137)
ING VP Growth and Income                     (3,209,742)           --    (3,209,742)    (26,428,668)    (29,289,775)
ING VP Index Plus LargeCap                       94,384       801,307       895,691      (5,978,152)     (4,944,309)
ING VP Intermediate Bond                        (93,000)      239,157       146,157      (1,481,775)       (921,743)
ING VP Money Market                             (17,010)           --       (17,010)     (1,039,742)        454,134
ING VP Opportunistic LargeCap Value                (110)        4,146         4,036         (15,408)        (10,971)
ING VP Small Company                              5,397       253,550       258,947        (942,894)       (674,086)
ING VP Strategic Allocation Conservative        (28,386)      101,991        73,605        (434,123)       (319,641)
ING VP Strategic Allocation Growth              (33,896)      501,060       467,164      (2,049,043)     (1,527,313)
ING VP Strategic Allocation Moderate             15,903       218,865       234,768        (922,770)       (649,199)
Janus Aspen Series Balanced                     279,693       897,021     1,176,714      (3,645,519)     (2,247,270)
Janus Aspen Series Flexible Bond                (50,668)           --       (50,668)        101,246         189,699
Janus Aspen Series Large Cap Growth             776,163            --       776,163      (5,717,999)     (4,963,429)
Janus Aspen Series Mid Cap Growth               807,291     1,036,038     1,843,329     (11,079,099)     (9,352,894)
Janus Aspen Series Worldwide Growth             321,167            --       321,167      (9,032,511)     (8,670,730)
MFS VIT Strategic Income                           (271)           --          (271)         (1,709)         (1,332)
MFS VIT Total Return                                 (8)        3,497         3,489         (18,656)        (13,685)
Oppenheimer Global Securities                  (162,248)      518,120       355,872      (3,989,196)     (3,583,090)
Oppenheimer Main Street Growth & Income          (1,989)        1,423          (566)         (8,096)         (8,423)
Oppenheimer MidCap                                 (806)           --          (806)        (31,834)        (32,910)
Oppenheimer Strategic Bond                      (45,692)       46,550           858        (787,938)       (621,696)

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2006, 2007 AND 2008


                                                 FIDELITY
                                                    VIP                                    FIDELITY
                                                   ASSET    FIDELITY VIP   FIDELITY VIP      VIP
                                                  MANAGER    CONTRAFUND   EQUITY-INCOME     GROWTH
                                                SUBACCOUNT   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                    $ 95,459   $ 27,312,487  $ 24,207,930   $ 4,450,789
Changes From Operations:
   - Net investment income (loss)                   1,691        103,846       593,609       (16,605)
   - Net realized gain (loss) on investments          469      4,858,969     4,840,036      (161,058)
   - Net change in unrealized appreciation
     or depreciation on investments                 3,817     (2,143,896)   (1,014,867)      416,556
                                                 --------   ------------  ------------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                       5,977      2,818,919     4,418,778       238,893
Change From Unit Transactions:
   - Contract purchases                                --      2,110,201     2,447,178        48,523
   - Contract withdrawals                          (5,060)    (3,409,426)   (4,531,678)     (445,814)
                                                 --------   ------------  ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (5,060)    (1,299,225)   (2,084,500)     (397,291)
                                                 --------   ------------  ------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               917      1,519,694     2,334,278      (158,398)
                                                 --------   ------------  ------------   -----------
NET ASSETS AT DECEMBER 31, 2006                    96,376     28,832,181    26,542,208     4,292,391
Changes From Operations:
   - Net investment income (loss)                   5,700          9,079       241,730          (556)
   - Net realized gain (loss) on investments        3,410      9,464,417     3,134,340       (58,789)
   - Net change in unrealized appreciation
     or depreciation on investments                 5,414     (4,928,736)   (3,189,467)      746,423
                                                 --------   ------------  ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       14,524      4,544,760       186,603       687,078
Change From Unit Transactions:
   - Contract purchases                             2,142      1,606,327     1,553,550        48,300
   - Contract withdrawals                          (1,812)    (3,570,541)   (2,220,435)   (1,993,705)
                                                 --------   ------------  ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                   330     (1,964,214)     (666,885)   (1,945,405)
                                                 --------   ------------  ------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            14,854      2,580,546      (480,282)   (1,258,327)
                                                 --------   ------------  ------------   -----------
NET ASSETS AT DECEMBER 31, 2007                   111,230     31,412,727    26,061,926     3,034,064
Changes From Operations:
   - Net investment income (loss)                   1,549         15,718       327,357         6,960
   - Net realized gain (loss) on investments        6,382      1,399,226       173,166        (4,085)
   - Net change in unrealized appreciation
     or depreciation on investments               (38,117)   (14,197,745)  (11,176,283)   (1,404,373)
                                                 --------   ------------  ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      (30,186)   (12,782,801)  (10,675,760)   (1,401,498)
Change From Unit Transactions:
   - Contract purchases                                --      1,177,211     1,006,434        51,475
   - Contract withdrawals                         (22,785)    (3,634,229)   (2,740,165)     (171,322)
                                                 --------   ------------  ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (22,785)    (2,457,018)   (1,733,731)     (119,847)
                                                 --------   ------------  ------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (52,971)   (15,239,819)  (12,409,491)   (1,521,345)
                                                 --------   ------------  ------------   -----------
NET ASSETS AT DECEMBER 31, 2008                  $ 58,259   $ 16,172,908  $ 13,652,435   $ 1,512,719
                                                 ========   ============  ============   ===========

See accompanying notes.

                                                                           ING LEGG
                                                 FIDELITY                   MASON
                                                   VIP        FIDELITY     PARTNERS    ING PARTNERS
                                                   HIGH         VIP       AGGRESSIVE     JPMORGAN
                                                 INCOME       OVERSEAS      GROWTH    INTERNATIONAL
                                                SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                    $213,710   $ 1,285,442  $12,597,553  $ 13,704,312
Changes From Operations:
   - Net investment income (loss)                  11,273        (4,592)    (115,111)       (8,769)
   - Net realized gain (loss) on investments       (9,489)       35,497    1,638,926       645,982
   - Net change in unrealized appreciation
     or depreciation on investments                16,518       213,876     (466,074)    2,155,937
                                                 --------   -----------  -----------  ------------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                      18,302       244,781    1,057,741     2,793,150
Change From Unit Transactions:
   - Contract purchases                                --       376,880    1,014,028     1,295,574
   - Contract withdrawals                         (67,963)      (81,416)  (3,355,119)   (1,904,586)
                                                 --------   -----------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (67,963)      295,464   (2,341,091)     (609,012)
                                                 --------   -----------  -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (49,661)      540,245   (1,283,350)    2,184,138
                                                 --------   -----------  -----------  ------------
NET ASSETS AT DECEMBER 31, 2006                   164,049     1,825,687   11,314,203    15,888,450
Changes From Operations:
   - Net investment income (loss)                   7,322        47,369     (107,064)      202,905
   - Net realized gain (loss) on investments        8,186       170,841      798,538       980,865
   - Net change in unrealized appreciation
     or depreciation on investments               (11,971)       73,101     (968,396)      248,995
                                                 --------   -----------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        3,537       291,311     (276,922)    1,432,765
Change From Unit Transactions:
   - Contract purchases                                --            --      944,688     1,210,720
   - Contract withdrawals                         (72,714)     (109,910)  (1,267,509)   (1,522,741)
                                                 --------   -----------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (72,714)     (109,910)    (322,821)     (312,021)
                                                 --------   -----------  -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (69,177)      181,401     (599,743)    1,120,744
                                                 --------   -----------  -----------  ------------
NET ASSETS AT DECEMBER 31, 2007                    94,872     2,007,088   10,714,460    17,009,194
Changes From Operations:
   - Net investment income (loss)                     577        31,944      (81,775)      443,002
   - Net realized gain (loss) on investments       (9,717)      208,461       73,295     4,839,770
   - Net change in unrealized appreciation
     or depreciation on investments                 1,179    (1,091,995)  (4,100,838)   (5,865,302)
                                                 --------   -----------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (7,961)     (851,590)  (4,109,318)     (582,530)
Change From Unit Transactions:
   - Contract purchases                                --         1,196      421,493       664,949
   - Contract withdrawals                         (79,569)     (125,413)    (924,931)  (17,091,613)
                                                 --------   -----------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (79,569)     (124,217)    (503,438)  (16,426,664)
                                                 --------   -----------  -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (87,530)     (975,807)  (4,612,756)  (17,009,194)
                                                 --------   -----------  -----------  ------------
NET ASSETS AT DECEMBER 31, 2008                  $  7,342   $ 1,031,281  $ 6,101,704  $         --
                                                 ========   ===========  ===========  ============

                                                ING PARTNERS                   ING
                                                   T. ROWE        ING        PARTNERS       ING
                                                   PRICE        PARTNERS     UBS U.S.    TEMPLETON
                                                   GROWTH      THORNBURG    LARGE CAP     FOREIGN       ING VP
                                                   EQUITY        VALUE        EQUITY       EQUITY      BALANCED
                                                 SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                   $ 5,369,827   $ 1,896,722  $ 8,389,301  $        --  $20,623,143
Changes From Operations:
   - Net investment income (loss)                   (36,201)       (8,225)      (7,616)          --      293,554
   - Net realized gain (loss) on investments        212,939       142,027    1,296,846           --     (369,582)
   - Net change in unrealized appreciation
     or depreciation on investments                 460,355       122,197     (328,677)          --    1,830,435
                                                -----------   -----------  -----------  -----------  -----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                       637,093       255,999      960,553           --    1,754,407
Change From Unit Transactions:
   - Contract purchases                             448,494       291,561      736,257           --    1,445,074
   - Contract withdrawals                          (661,791)     (518,422)  (2,474,558)          --   (3,409,814)
                                                -----------   -----------  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (213,297)     (226,861)  (1,738,301)          --   (1,964,740)
                                                -----------   -----------  -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             423,796        29,138     (777,748)          --     (210,333)
                                                -----------   -----------  -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2006                   5,793,623     1,925,860    7,611,553           --   20,412,810
Changes From Operations:
   - Net investment income (loss)                   (23,647)      (10,605)     (20,837)          --      350,447
   - Net realized gain (loss) on investments        512,263       332,467      678,848           --      938,774
   - Net change in unrealized appreciation
     or depreciation on investments                   5,961      (192,920)    (656,045)          --     (367,882)
                                                -----------   -----------  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        494,577       128,942        1,966           --      921,339
Change From Unit Transactions:
   - Contract purchases                             565,328       559,316      690,488           --      950,640
   - Contract withdrawals                          (737,982)     (180,424)    (965,410)          --   (1,998,480)
                                                -----------   -----------  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (172,654)      378,892     (274,922)          --   (1,047,840)
                                                -----------   -----------  -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             321,923       507,834     (272,956)          --     (126,501)
                                                -----------   -----------  -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2007                   6,115,546     2,433,694    7,338,597           --   20,286,309
Changes From Operations:
   - Net investment income (loss)                    24,016        (7,198)      87,818      226,313      454,226
   - Net realized gain (loss) on investments        487,262      (258,268)      19,904     (239,259)   1,351,036
   - Net change in unrealized appreciation
     or depreciation on investments              (2,989,759)     (690,105)  (2,974,263)  (5,892,444)  (7,458,399)
                                                -----------   -----------  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (2,478,481)     (955,571)  (2,866,541)  (5,905,390)  (5,653,137)
Change From Unit Transactions:
   - Contract purchases                             274,586     1,550,183      497,253   16,082,578      830,891
   - Contract withdrawals                          (690,657)   (1,721,913)    (932,014)  (1,069,433)  (1,834,900)
                                                -----------   -----------  -----------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (416,071)     (171,730)    (434,761)  15,013,145   (1,004,009)
                                                -----------   -----------  -----------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (2,894,552)   (1,127,301)  (3,301,302)   9,107,755   (6,657,146)
                                                -----------   -----------  -----------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2008                 $ 3,220,994   $ 1,306,393  $ 4,037,295  $ 9,107,755  $13,629,163
                                                ===========   ===========  ===========  ===========  ===========

                                                   ING VP        ING VP       ING VP        ING VP
                                                 GROWTH AND    INDEX PLUS  INTERMEDIATE      MONEY
                                                   INCOME       LARGECAP       BOND         MARKET
                                                 SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                   $ 80,622,793  $14,861,144  $12,168,935   $ 15,361,963
Changes From Operations:
   - Net investment income (loss)                    158,034       26,859      313,956        324,334
   - Net realized gain (loss) on investments      (6,846,739)   1,632,297     (237,205)       173,880
   - Net change in unrealized appreciation
     or depreciation on investments               16,498,112      211,910      262,677        233,915
                                                ------------  -----------  -----------   ------------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                      9,809,407    1,871,066      339,428        732,129
Change From Unit Transactions:
  -  Contract purchases                            6,159,315      872,405      994,327      9,712,152
  -  Contract withdrawals                        (15,771,409)  (2,393,214)  (3,222,804)    (2,416,887)
                                                ------------  -----------  -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (9,612,094)  (1,520,809)  (2,228,477)     7,295,265
                                                ------------  -----------  -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              197,313      350,257   (1,889,049)     8,027,394
                                                ------------  -----------  -----------   ------------
NET ASSETS AT DECEMBER 31, 2006                   80,820,106   15,211,401   10,279,886     23,389,357
Changes From Operations:
   - Net investment income (loss)                    361,716       48,220      278,319        701,851
   - Net realized gain (loss) on investments      (2,674,566)   1,769,970       49,865        144,966
   - Net change in unrealized appreciation
     or depreciation on investments                7,425,213   (1,223,052)     172,021        115,895
                                                ------------  -----------  -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       5,112,363      595,138      500,205        962,712
Change From Unit Transactions:
   - Contract purchases                            3,981,474      487,406      593,621      1,580,739
   - Contract withdrawals                         (9,321,119)  (2,545,114)  (1,208,433)    (2,753,391)
                                                ------------  -----------  -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (5,339,645)  (2,057,708)    (614,812)    (1,172,652)
                                                ------------  -----------  -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (227,282)  (1,462,570)    (114,607)      (209,940)
                                                ------------  -----------  -----------   ------------
NET ASSETS AT DECEMBER 31, 2007                   80,592,824   13,748,831   10,165,279     23,179,417
Changes From Operations:
   - Net investment income (loss)                    348,635      138,152      413,875      1,510,886
   - Net realized gain (loss) on investments      (3,209,742)     895,691      146,157        (17,010)
   - Net change in unrealized appreciation
     or depreciation on investments              (26,428,668)  (5,978,152)  (1,481,775)    (1,039,742)
                                                ------------  -----------  -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (29,289,775)  (4,944,309)    (921,743)       454,134
Change From Unit Transactions:
   - Contract purchases                            3,058,121    1,815,240      726,035     14,473,334
   - Contract withdrawals                         (8,883,821)  (2,754,960)  (1,851,997)   (12,530,353)
                                                ------------  -----------  -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS               (5,825,700)    (939,720)  (1,125,962)     1,942,981
                                                ------------  -----------  -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (35,115,475)  (5,884,029)  (2,047,705)     2,397,115
                                                ------------  -----------  -----------   ------------
NET ASSETS AT DECEMBER 31, 2008                 $ 45,477,349  $ 7,864,802  $ 8,117,574   $ 25,576,532
                                                ============  ===========  ===========   ============

See accompanying notes.

                                                    ING VP                    ING VP        ING VP      ING VP
                                                OPPORTUNISTIC    ING VP      STRATEGIC    STRATEGIC    STRATEGIC
                                                   LARGECAP       SMALL     ALLOCATION    ALLOCATION  ALLOCATION
                                                    VALUE        COMPANY   CONSERVATIVE     GROWTH     MODERATE
                                                  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT  SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                     $ 28,965     $2,125,745  $ 2,088,172   $ 4,009,355  $1,737,014
Changes From Operations:
   - Net investment income (loss)                      126        (13,389)      42,299        17,038      14,520
   - Net realized gain (loss) on investments           211        398,833      142,968       419,886      54,816
   - Net change in unrealized appreciation
     or depreciation on investments                  3,862        (68,333)     (83,496)       34,907     110,158
                                                  --------     ----------  -----------   -----------  ----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                        4,199        317,111      101,771       471,831     179,494
Change From Unit Transactions:
  -  Contract purchases                                 --         12,140      102,273       480,155     249,430
  -  Contract withdrawals                           (1,252)      (252,273)  (1,167,797)     (549,979)   (216,115)
                                                  --------     ----------  -----------   -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 (1,252)      (240,133)  (1,065,524)      (69,824)     33,315
                                                  --------     ----------  -----------   -----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              2,947         76,978     (963,753)      402,007     212,809
                                                  --------     ----------  -----------   -----------  ----------
NET ASSETS AT DECEMBER 31, 2006                     31,912      2,202,723    1,124,419     4,411,362   1,949,823
Changes From Operations:
   - Net investment income (loss)                      351        (16,840)      23,449        33,232      27,646
   - Net realized gain (loss) on investments           323        369,397       50,320       436,330     130,237
   - Net change in unrealized appreciation
     or depreciation on investments                    126       (241,874)     (21,646)     (293,042)    (66,116)
                                                  --------     ----------  -----------   -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                           800        110,683       52,123       176,520      91,767
Change From Unit Transactions:
   - Contract purchases                                  9             --      314,623       215,945     361,402
   - Contract withdrawals                           (1,315)      (102,883)    (120,275)     (427,389)   (255,979)
                                                  --------     ----------  -----------   -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 (1,306)      (102,883)     194,348      (211,444)    105,423
                                                  --------     ----------  -----------   -----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (506)         7,800      246,471       (34,924)    197,190
                                                  --------     ----------  -----------   -----------  ----------
NET ASSETS AT DECEMBER 31, 2007                     31,406      2,210,523    1,370,890     4,376,438   2,147,013
Changes From Operations:
   - Net investment income (loss)                      401          9,861       40,877        54,566      38,803
   - Net realized gain (loss) on investments         4,036        258,947       73,605       467,164     234,768
   - Net change in unrealized appreciation
     or depreciation on investments                (15,408)      (942,894)    (434,123)   (2,049,043)   (922,770)
                                                  --------     ----------  -----------   -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (10,971)      (674,086)    (319,641)   (1,527,313)   (649,199)
Change From Unit Transactions:
   - Contract purchases                                 --            487      143,561       330,515     104,904
   - Contract withdrawals                           (1,383)       (99,102)    (231,831)     (598,573)   (218,166)
                                                  --------     ----------  -----------   -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 (1,383)       (98,615)     (88,270)     (268,058)   (113,262)
                                                  --------     ----------  -----------   -----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (12,354)      (772,701)    (407,911)   (1,795,371)   (762,461)
                                                  --------     ----------  -----------   -----------  ----------
NET ASSETS AT DECEMBER 31, 2008                   $ 19,052     $1,437,822  $   962,979   $ 2,581,067  $1,384,552
                                                  ========     ==========  ===========   ===========  ==========

                                                                                 JANUS         JANUS
                                                    JANUS         JANUS      ASPEN SERIES  ASPEN SERIES
                                                ASPEN SERIES   ASPEN SERIES    LARGE CAP      MID CAP
                                                  BALANCED    FLEXIBLE BOND     GROWTH        GROWTH
                                                 SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                   $13,608,499    $4,070,183    $13,074,874   $ 19,085,143
Changes From Operations:
   - Net investment income (loss)                   161,233       148,912        (60,153)      (179,165)
   - Net realized gain (loss) on investments        132,267       (57,968)     1,709,284      2,984,782
   - Net change in unrealized appreciation
     or depreciation on investments                 967,921        28,590       (401,893)      (545,018)
                                                -----------    ----------    -----------   ------------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                     1,261,421       119,534      1,247,238      2,260,599
Change From Unit Transactions:
   - Contract purchases                             902,716            44      1,068,630      1,416,566
   - Contract withdrawals                        (1,907,846)     (391,068)    (2,872,190)    (3,420,632)
                                                -----------    ----------    -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (1,005,130)     (391,024)    (1,803,560)    (2,004,066)
                                                -----------    ----------    -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             256,291      (271,490)      (556,322)       256,533
                                                -----------    ----------    -----------   ------------
NET ASSETS AT DECEMBER 31, 2006                  13,864,790     3,798,693     12,518,552     19,341,676
Changes From Operations:
   - Net investment income (loss)                   218,048       143,737        (30,595)      (149,686)
   - Net realized gain (loss) on investments        435,586       (47,315)     1,660,359      1,991,674
   - Net change in unrealized appreciation
     or depreciation on investments                 615,794       123,093         67,193      2,108,355
                                                -----------    ----------    -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      1,269,428       219,515      1,696,957      3,950,343
Change From Unit Transactions:
   - Contract purchases                             380,631            --        342,780      1,204,679
   - Contract withdrawals                        (1,609,276)     (285,649)    (1,736,269)    (2,248,220)
                                                -----------    ----------    -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (1,228,645)     (285,649)    (1,393,489)    (1,043,541)
                                                -----------    ----------    -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              40,783       (66,134)       303,468      2,906,802
                                                -----------    ----------    -----------   ------------
NET ASSETS AT DECEMBER 31, 2007                  13,905,573     3,732,559     12,822,020     22,248,478
Changes From Operations:
   - Net investment income (loss)                   221,535       139,121        (21,593)      (117,124)
   - Net realized gain (loss) on investments      1,176,714       (50,668)       776,163      1,843,329
   - Net change in unrealized appreciation
     or depreciation on investments              (3,645,519)      101,246     (5,717,999)   (11,079,099)
                                                -----------    ----------    -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (2,247,270)      189,699     (4,963,429)    (9,352,894)
Change From Unit Transactions:
   - Contract purchases                           1,040,505            --      1,525,599      2,123,398
   - Contract withdrawals                        (1,890,493)     (359,447)    (2,230,255)    (3,595,370)
                                                -----------    ----------    -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (849,988)     (359,447)      (704,656)    (1,471,972)
                                                -----------    ----------    -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (3,097,258)     (169,748)    (5,668,085)   (10,824,866)
                                                -----------    ----------    -----------   ------------
NET ASSETS AT DECEMBER 31, 2008                 $10,808,315    $3,562,811    $ 7,153,935   $ 11,423,612
                                                ===========    ==========    ===========   ============

                                                    JANUS
                                                ASPEN SERIES    MFS VIT                 OPPENHEIMER
                                                  WORLDWIDE    STRATEGIC     MFS VIT       GLOBAL
                                                   GROWTH       INCOME    TOTAL RETURN   SECURITIES
                                                 SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                   $18,298,937   $ 163,254    $ 165,610    $ 7,060,193
Changes From Operations:
   - Net investment income (loss)                   143,483         634          858          4,818
   - Net realized gain (loss) on investments        549,654      (4,691)      21,914        778,766
   - Net change in unrealized appreciation
     or depreciation on investments               2,223,223       6,013      (14,421)       368,997
                                                -----------   ---------    ---------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                     2,916,360       1,956        8,351      1,152,581
Change From Unit Transactions:
   - Contract purchases                           1,499,364       2,528           --      1,674,255
   - Contract withdrawals                        (2,965,705)   (144,694)    (110,601)    (1,075,122)
                                                -----------   ---------    ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (1,466,341)   (142,166)    (110,601)       599,133
                                                -----------   ---------    ---------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           1,450,019    (140,210)    (102,250)     1,751,714
                                                -----------   ---------    ---------    -----------
NET ASSETS AT DECEMBER 31, 2006                  19,748,956      23,044       63,360      8,811,907
Changes From Operations:
   - Net investment income (loss)                   (42,984)        481        1,272         33,552
   - Net realized gain (loss) on investments        907,251         267        1,995        760,493
   - Net change in unrealized appreciation
     or depreciation on investments                 845,684        (353)        (986)      (333,963)
                                                -----------   ---------    ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      1,709,951         395        2,281        460,082
Change From Unit Transactions:
   - Contract purchases                             546,069          --        1,377      1,091,805
   - Contract withdrawals                        (2,000,056)     (9,796)      (2,212)      (861,266)
                                                -----------   ---------    ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (1,453,987)     (9,796)        (835)       230,539
                                                -----------   ---------    ---------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             255,964      (9,401)       1,446        690,621
                                                -----------   ---------    ---------    -----------
NET ASSETS AT DECEMBER 31, 2007                  20,004,920      13,643       64,806      9,502,528
Changes From Operations:
   - Net investment income (loss)                    40,614         648        1,482         50,234
   - Net realized gain (loss) on investments        321,167        (271)       3,489        355,872
   - Net change in unrealized appreciation
     or depreciation on investments              (9,032,511)     (1,709)     (18,656)    (3,989,196)
                                                -----------   ---------    ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (8,670,730)     (1,332)     (13,685)    (3,583,090)
Change From Unit Transactions:
   - Contract purchases                             897,713       3,903        5,320        858,828
   - Contract withdrawals                        (1,942,671)       (157)      (2,510)    (2,222,395)
                                                -----------   ---------    ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS              (1,044,958)      3,746        2,810     (1,363,567)
                                                -----------   ---------    ---------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (9,715,688)      2,414      (10,875)    (4,946,657)
                                                -----------   ---------    ---------    -----------
NET ASSETS AT DECEMBER 31, 2008                 $10,289,232   $  16,057    $  53,931    $ 4,555,871
                                                ===========   =========    =========    ===========

See accompanying notes.

                                                OPPENHEIMER
                                                MAIN STREET               OPPENHEIMER
                                                  GROWTH &   OPPENHEIMER   STRATEGIC
                                                   INCOME       MIDCAP        BOND
                                                 SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
-------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2006                    $ 20,595     $ 310,866   $ 3,477,465
Changes From Operations:
   - Net investment income (loss)                      21        (1,854)       68,775
   - Net realized gain (loss) on investments          116         1,317        56,129
   - Net change in unrealized appreciation
     or depreciation on investments                 2,732         7,888        85,202
                                                 --------     ---------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                       2,869         7,351       210,106
Change From Unit Transactions:
   - Contract purchases                               368         3,975       551,534
   - Contract withdrawals                            (234)       (3,054)     (447,403)
                                                 --------     ---------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                   134           921       104,131
                                                 --------     ---------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             3,003         8,272       314,237
                                                 --------     ---------   -----------
NET ASSETS AT DECEMBER 31, 2006                    23,598       319,138     3,791,702
Changes From Operations:
   - Net investment income (loss)                      74          (479)       74,223
   - Net realized gain (loss) on investments           90        77,129       120,199
   - Net change in unrealized appreciation
     or depreciation on investments                   664       (68,688)      103,418
                                                 --------     ---------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                          828         7,962       297,840
Change From Unit Transactions:
  -  Contract purchases                             1,795         5,327        89,257
  -  Contract withdrawals                            (231)     (267,403)     (261,951)
                                                 --------     ---------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                 1,564      (262,076)     (172,694)
                                                 --------     ---------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             2,392      (254,114)      125,146
                                                 --------     ---------   -----------
NET ASSETS AT DECEMBER 31, 2007                    25,990        65,024     3,916,848
Changes From Operations:
   - Net investment income (loss)                     239          (270)      165,384
   - Net realized gain (loss) on investments         (566)         (806)          858
   - Net change in unrealized appreciation
     or depreciation on investments                (8,096)      (31,834)     (787,938)
                                                 --------     ---------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                       (8,423)      (32,910)     (621,696)
Change From Unit Transactions:
   - Contract purchases                                --         1,837       969,896
   - Contract withdrawals                          (9,422)         (659)   (1,376,654)
                                                 --------     ---------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                (9,422)        1,178      (406,758)
                                                 --------     ---------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (17,845)      (31,732)   (1,028,454)
                                                 --------     ---------   -----------
NET ASSETS AT DECEMBER 31, 2008                  $  8,145     $  33,292   $ 2,888,394
                                                 ========     =========   ===========

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ACCOUNT INFORMATION

Variable Life B of ING Life Insurance and Annuity Company (the Variable Account), formerly known as Variable Life B of Aetna Life Insurance and Annuity Company, is a separate account established by ING Life Insurance and Annuity Company (the "Company"), formerly known as Aetna Life Insurance and Annuity Company, and is registered under the Investment Company Act of 1940 as a unit investment trust. The Variable Account is sold exclusively for use with variable life insurance product contracts as defined under the Internal Revenue Code of 1986, as amended. The Variable Account consists of seven products which are listed below.

AetnaVest
AetnaVest II
AetnaVest Plus
AetnaVest Estate Protector
AetnaVest Estate Protector II
Corporate VUL
Corporate VUL II

Effective October 1, 1998, the Company contracted the administrative servicing obligations of its individual variable life business to the The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY). Although the Company is responsible for all policy terms and conditions, Lincoln Life and LNY are responsible for servicing the individual life contracts, including the payment of benefits, oversight of investment management and contract administration. The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising out of any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts each of which is invested in shares of one of thirty three mutual funds (the Funds) of six diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

Fidelity Variable Insurance Products Fund (Fidelity VIP):
     Fidelity VIP Asset Manager Portfolio
     Fidelity VIP Contrafund Portfolio
     Fidelity VIP Equity-Income Portfolio
     Fidelity VIP Growth Portfolio
     Fidelity VIP High Income Portfolio
     Fidelity VIP Overseas Portfolio

ING Partners Inc. (ING Partners)* :
     ING Legg Mason Partners Aggressive Growth Portfolio
     ING Partners T. Rowe Price Growth Equity Portfolio
     ING Partners Thornburg Value Portfolio
     ING Partners UBS U.S. Large Cap Equity Portfolio
     ING Templeton Foreign Equity Portfolio

ING Funds (ING VP)*:
     ING VP Balanced Portfolio
     ING VP Growth and Income Portfolio
     ING VP Index Plus LargeCap Portfolio
     ING VP Intermediate Bond Portfolio
     ING VP Money Market Portfolio
     ING VP Opportunistic LargeCap Growth Portfolio**
     ING VP Opportunistic LargeCap Value Portfolio
     ING VP Small Company Portfolio
     ING VP Strategic Allocation Conservative Portfolio
     ING VP Strategic Allocation Growth Portfolio
     ING VP Strategic Allocation Moderate Portfolio

Janus Aspen Series:
     Janus Aspen Series Balanced Portfolio
     Janus Aspen Series Flexible Bond Portfolio
     Janus Aspen Series Large Cap Growth Portfolio
     Janus Aspen Series Mid Cap Growth Portfolio
     Janus Aspen Series Worldwide Growth Portfolio

MFS Variable Insurance Trust (MFS VIT):
     MFS VIT Strategic Income Series
     MFS VIT Total Return Series

Oppenheimer Variable Account Funds (Oppenheimer):
     Oppenheimer Global Securities Fund
     Oppenheimer Main Street Growth & Income Fund
     Oppenheimer MidCap Fund
     Oppenheimer Strategic Bond Fund

*    Denotes an affiliate of ING Life Insurance and Annuity Company.

**   Available fund with no money invested at December 31, 2008.

Investments in the Funds are stated at the closing net asset value per share on December 31, 2008, which approximates fair value. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

Effective January 1, 2008, the Variable Account adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Separate Account's investments in the Funds are valued within the above FAS 157 fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Adoption of FAS 157 had no effect on the recorded amounts of the Funds in the Variable Account.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by specific identification.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: The operations of the Variable Account form a part of, and are taxed with, the total operations of the Company which is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. The Variable Account will not be taxed as a regulated investment company under Sub-chapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

INVESTMENT FUND CHANGES: During 2006, the ING Partners Salomon Brothers Aggressive Growth Portfolio changed its name to the ING Legg Mason Partners Aggressive Growth Portfolio, the ING Partners T. Rowe Price Growth Equity Portfolio changed its name to the ING Partners JPMorgan International Portfolio, the ING Partners MFS Capital Opportunities Portfolio changed its name to the ING Partners Thornburg Value Portfolio, the ING VP Strategic Allocation Income Portfolio changed its name to the ING VP Strategic Allocation Conservative Portfolio, the ING VP Strategic Allocation Balanced Portfolio changed its name to the ING VP Strategic Allocation Moderate Portfolio and the Oppenheimer Aggressive Growth Fund changed its name to the Oppenheimer MidCap Fund.

During 2008, the ING VP Growth Portfolio changed its name to the ING VP Opportunistic LargeCap Growth Portfolio and the ING VP Value Opportunity Portfolio changed its name to the ING VP Opportunistic LargeCap Value Portfolio.

Also during 2008, the ING Partners JPMorgan International Fund merged into the ING Templeton Foreign Equity Fund.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company charges each variable sub-account for mortality and expense risk. The amount charged is deducted daily at rates per year specified in each policy.

The Company deducts a premium load from each premium payment to cover its administration expenses, state taxes, and federal income tax liabilities. The percentage deducted from each premium payment is specified in each policy.

The Company charges monthly administrative fees for items such as underwriting and issuance, premium billing and collection, policy value calculation, confirmations and periodic reports. The amount of the monthly administrative fees are specified in each policy.

The Company charges a monthly deduction for the cost of insurance and any charges for supplemental riders. The cost of insurance charge is equal to the amount at risk multiplied by a monthly cost of insurance rate. The cost of insurance rate is variable and is based on the insured's issue age, sex (where permitted by law), number of policy years elapsed and premium class.

Under certain circumstances, the Company reserves the right to charge a transfer fee between sub-accounts. The amount of the transfer fee is specified in each policy.

The Company, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the specified amount, insured's age, risk class and sex (where permitted by law). The maximum surrender charges are included in each policy and are in compliance with each state's nonforfeiture law.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2008 follows.

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS         NET        TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING     ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP ASSET MANAGER
            2008                 0.50%    0.50%    $ 9.13    $ 9.13        6,383   $    58,259   -29.08%    -29.08%      2.18%
            2007                 0.50%    1.00%     12.87     22.41        7,908       111,224    14.36%     14.93%      6.06%
            2006                 0.50%    1.00%     19.60     19.60        5,442        96,376     6.25%      6.25%      2.73%
            2005                 1.00%    1.00%     18.44     18.44        5,175        95,459     3.01%      3.01%      2.66%
            2004                 1.00%    1.00%     17.90     17.90       10,209       182,806     4.42%      4.42%      4.08%
FIDELITY VIP CONTRAFUND
            2008                 0.50%    1.00%      8.91     21.45      911,659    16,172,908   -43.09%    -42.80%      0.97%
            2007                 0.50%    1.00%     15.57     37.69    1,004,028    31,412,727    16.42%     17.01%      0.94%
            2006                 0.50%    1.00%     21.09     32.38    1,031,018    28,832,181    10.61%     10.99%      1.30%
            2005                 0.65%    1.00%     19.00     29.27    1,069,893    27,312,487    15.77%     16.18%      0.28%
            2004                 0.65%    1.00%     16.30     25.28    1,053,177    23,460,043    14.33%     14.73%      0.34%
FIDELITY VIP EQUITY-INCOME
            2008                 0.50%    1.00%      7.46     15.55    1,169,176    13,652,435   -43.23%    -42.94%      2.49%
            2007                 0.50%    1.00%     13.07     27.39    1,259,244    26,061,927     0.52%      1.02%      1.80%
            2006                 0.50%    1.00%     17.15     27.25    1,159,903    26,542,208    19.00%     19.41%      3.30%
            2005                 0.65%    1.00%     14.36     22.90    1,245,804    24,207,930     4.81%      5.18%      1.64%
            2004                 0.65%    1.00%     13.65     21.84    1,353,096    25,170,468    10.42%     10.81%      1.71%
FIDELITY VIP GROWTH
            2008                 0.50%    0.50%      7.58      7.58      199,443     1,512,719   -47.43%    -47.43%      0.82%
            2007                 0.50%    1.00%     14.43     24.11      194,794     3,034,064    25.70%     26.33%      0.79%
            2006                 0.50%    1.00%     11.42     19.18      302,789     4,292,391     5.79%      6.32%      0.39%
            2005                 0.50%    1.00%     18.13     18.13      309,853     4,450,789     4.75%      4.75%      0.49%
            2004                 1.00%    1.00%     17.31     17.31      273,213     4,728,863     2.35%      2.35%      0.28%
FIDELITY VIP HIGH INCOME
            2008                 0.50%    0.50%      8.67      8.67          847         7,342   -25.36%    -25.36%      1.65%
            2007                 0.50%    0.50%     11.61     11.61        8,168        94,860     2.27%      2.27%      6.22%
            2006                 0.50%    0.50%     11.36     11.36       14,445       164,049     9.31%      9.31%      6.63%
            2005                 1.00%    1.00%      9.80      9.80       21,803       213,710     1.68%      1.68%     14.63%
            2004                 1.00%    1.00%      9.64      9.64       34,545       333,004     8.50%      8.50%      8.54%
FIDELITY VIP OVERSEAS
            2008                 0.50%    0.50%      9.52      9.52      108,316     1,031,281   -44.09%    -44.09%      2.58%
            2007                 0.50%    1.00%     24.67     24.67      108,971     2,007,088    16.15%     16.15%      3.31%
            2006                 1.00%    1.00%     21.24     21.24       85,951     1,825,687    16.91%     16.91%      0.72%
            2005                 1.00%    1.00%     18.17     18.17       70,747     1,285,442    17.86%     17.86%      0.65%
            2004                 1.00%    1.00%     15.42     15.42       80,599     1,242,515    12.51%     12.51%      1.46%
ING LEGG MASON PARTNERS AGGRESSIVE GROWTH
            2008                 0.50%    1.00%      6.29     11.68      616,328     6,101,704   -39.81%    -39.51%      0.00%
            2007                 0.50%    1.00%     10.41     19.41      649,868    10,714,459    -2.59%     -2.10%      0.00%
            2006                 0.50%    1.00%     10.65     19.93      644,169    11,314,203     9.19%      9.74%      0.00%
            2005                 0.50%    1.00%      9.72     18.25      796,621    12,597,553    10.33%     10.88%      0.00%
            2004                 0.50%    1.00%      8.78     16.54      845,583    12,395,825     8.63%      9.01%      0.00%
ING PARTNERS JPMORGAN INTERNATIONAL
            2008                 0.00%    0.00%        --        --           --            --     0.00%      0.00%      3.17%
            2007                 0.50%    1.00%     18.41     29.47      691,746    17,009,194     9.02%      9.40%      2.15%
            2006                 0.65%    1.00%     16.83     27.03      650,102    15,888,450    20.99%     21.41%      0.90%
            2005                 0.65%    1.00%     13.86     22.34      677,437    13,704,312     8.95%      9.33%      0.74%
            2004                 0.65%    1.00%     12.68     20.51      721,307    13,462,158    17.71%     18.12%      1.11%
ING PARTNERS T. ROWE PRICE GROWTH EQUITY
            2008                 0.50%    1.00%      7.67     10.28      336,541     3,220,994   -42.78%    -42.50%      1.35%
            2007                 0.50%    1.00%     16.91     18.40      364,915     6,115,546     8.81%      9.19%      0.49%
            2006                 0.65%    1.00%     15.54     16.91      364,395     5,793,623    12.17%     12.57%      0.24%
            2005                 0.65%    1.00%     13.86     15.08      379,369     5,369,827     5.12%      5.49%      0.51%
            2004                 0.65%    1.00%     13.18     14.34      415,140     5,576,371     8.92%      9.30%      0.15%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS         NET        TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING     ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
ING PARTNERS THORNBURG VALUE
            2008                 0.50%    1.00%    $ 8.43    $ 8.96      152,956   $ 1,306,393   -40.35%    -40.14%      0.53%
            2007                 0.65%    1.00%     14.14     14.96      169,733     2,433,695     6.17%      6.54%      0.45%
            2006                 0.65%    1.00%     13.32     14.05      142,761     1,925,860    15.68%     16.09%      0.46%
            2005                 0.65%    1.00%     11.51     12.10      160,817     1,896,722     0.55%      0.90%      0.90%
            2004                 0.65%    1.00%     11.45     11.99      164,065     1,897,370    11.75%     12.15%      0.44%
ING PARTNERS UBS U.S. LARGE CAP EQUITY
            2008                 0.65%    1.00%      7.90     10.27      408,906     4,037,295   -40.36%    -40.15%      2.46%
            2007                 0.65%    1.00%     13.23     17.22      443,454     7,338,597     0.18%      0.53%      0.70%
            2006                 0.65%    1.00%     13.18     17.19      460,811     7,611,553    13.37%     13.77%      0.85%
            2005                 0.50%    1.00%     11.18     15.17      589,948     8,389,301     8.29%      8.83%      0.89%
            2004                 0.50%    1.00%     10.71     14.00      602,854     7,982,819    13.62%     14.02%      0.79%
ING TEMPLETON FOREIGN EQUITY
            2008     4/25/08     0.50%    1.00%      9.14     17.49      635,361     9,107,755   -38.65%    -38.44%      2.47%
ING VP BALANCED
            2008                 0.50%    1.00%      8.64     24.76      772,523    13,629,163   -28.82%    -28.46%      3.54%
            2007                 0.50%    1.00%     12.07     34.79      813,588    20,286,310     4.52%      5.04%      2.63%
            2006                 0.50%    1.00%     11.49     33.28      825,321    20,412,810     8.90%      9.44%      2.39%
            2005                 0.50%    1.00%     10.50     30.56      838,370    20,623,143     3.21%      3.72%      2.38%
            2004                 0.50%    1.00%     13.64     29.61      911,833    22,124,721     8.33%      8.71%      2.02%
ING VP GROWTH AND INCOME
            2008                 0.50%    1.00%      7.43     33.52    2,618,946    45,477,349   -38.25%    -37.94%      1.47%
            2007                 0.50%    1.00%     11.99     54.26    2,842,345    80,592,825     6.33%      6.70%      1.38%
            2006                 0.65%    1.00%     11.24     51.00    2,796,689    80,820,106    13.07%     13.46%      1.17%
            2005                 0.50%    1.00%      9.91     45.08    3,202,077    80,622,793     7.06%      7.60%      1.05%
            2004                 0.50%    1.00%      9.19     42.09    3,482,591    82,958,343     7.31%      7.69%      2.39%
ING VP INDEX PLUS LARGECAP
            2008                 0.50%    1.00%      7.95     13.31      715,407     7,864,802   -37.84%    -37.53%      2.11%
            2007                 0.50%    1.00%     12.72     21.38      767,024    13,748,832     3.99%      4.51%      1.24%
            2006                 0.50%    1.00%     12.17     20.53      826,138    15,211,401    13.44%     14.00%      1.08%
            2005                 0.50%    1.00%     13.29     18.07      912,102    14,861,144     4.33%      4.70%      1.26%
            2004                 0.65%    1.00%     12.65     17.30      963,882    15,590,987     9.48%      9.86%      1.03%
ING VP INTERMEDIATE BOND
            2008                 0.50%    1.00%     10.22     33.79      389,381     8,117,574    -9.39%     -8.94%      5.27%
            2007                 0.50%    1.00%     11.22     37.29      441,558    10,165,280     4.97%      5.50%      3.68%
            2006                 0.50%    1.00%     10.63     35.52      459,942    10,279,886     3.03%      3.55%      3.73%
            2005                 0.50%    1.00%     10.27     34.48      602,415    12,168,935     2.12%      2.63%      3.63%
            2004                 0.50%    1.00%     14.59     33.76      637,532    12,980,877     3.83%      4.20%      7.96%
ING VP MONEY MARKET
            2008                 0.50%    1.00%     11.44     22.96    1,877,690    25,576,532     1.64%      2.15%      6.73%
            2007                 0.50%    1.00%     11.20     22.59    1,715,439    23,179,417     4.11%      4.63%      3.90%
            2006                 0.50%    1.00%     10.70     21.70    1,676,423    23,389,357     3.84%      4.36%      2.65%
            2005                 0.50%    1.00%     12.34     20.90    1,056,879    15,361,963     1.97%      2.33%      1.25%
            2004                 0.65%    1.00%     12.02     20.49    1,340,449    18,926,585     0.06%      0.41%      1.09%
ING VP OPPORTUNISTIC LARGECAP GROWTH
            2004                 1.00%    1.00%     10.70     10.70          880         9,430     6.13%      6.13%      0.12%
ING VP OPPORTUNISTIC LARGECAP VALUE
            2008                 0.50%    0.50%      8.22      8.22        2,317        19,052   -35.94%    -35.94%      2.09%
            2007     1/31/07     0.50%    0.50%     12.83     12.83        2,447        31,394     1.14%      1.14%      1.62%
            2006                 1.00%    1.00%     17.02     17.02        1,875        31,912    14.90%     14.90%      1.42%
            2005                 1.00%    1.00%     14.81     14.81        1,955        28,965     5.97%      5.97%      1.87%
            2004                 1.00%    1.00%     13.98     13.98        2,040        28,519     9.05%      9.05%      1.52%
ING VP SMALL COMPANY
            2008                 0.50%    0.50%      9.59      9.59      149,928     1,437,822   -31.40%    -31.40%      1.06%
            2007                 0.50%    1.00%     22.04     22.04      152,103     2,210,523     4.84%      4.84%      0.18%
            2006                 1.00%    1.00%     21.02     21.02      104,780     2,202,723    15.63%     15.63%      0.37%
            2005                 1.00%    1.00%     18.18     18.18      116,927     2,125,745     9.18%      9.18%      0.15%
            2004                 1.00%    1.00%     16.65     16.65      139,169     2,317,471    13.25%     13.25%      0.30%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS         NET        TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING     ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
ING VP STRATEGIC ALLOCATION CONSERVATIVE
            2008                 0.65%    1.00%    $11.38    $14.41       71,145   $   962,979   -24.33%    -24.07%      4.31%
            2007                 0.65%    1.00%     14.99     19.01       76,005     1,370,890     4.71%      5.12%      2.85%
            2006                 0.65%    1.00%     14.26     18.12       65,410     1,124,419     7.29%      7.67%      3.88%
            2005                 0.65%    1.00%     13.25     16.86      131,660     2,088,172     2.79%      3.16%      2.05%
            2004                 0.65%    1.00%     12.84     16.38      127,730     1,954,981     6.91%      7.29%      1.91%
ING VP STRATEGIC ALLOCATION GROWTH
            2008                 0.65%    1.00%      9.17     13.03      206,790     2,581,067   -36.70%    -36.47%      2.49%
            2007                 0.65%    1.00%     14.43     20.55      221,376     4,376,438     4.00%      4.36%      1.70%
            2006                 0.65%    1.00%     13.82     19.73      231,760     4,411,362    12.07%     12.46%      1.35%
            2005                 0.65%    1.00%     12.29     17.58      237,353     4,009,355     5.14%      5.51%      1.23%
            2004                 0.65%    1.00%     11.65     16.70      221,835     3,564,035    10.89%     11.28%      1.05%
ING VP STRATEGIC ALLOCATION MODERATE
            2008                 0.65%    1.00%     10.05     13.52      106,985     1,384,552   -31.18%    -30.93%      3.09%
            2007                 0.65%    1.00%     14.55     19.61      113,943     2,147,012     4.43%      4.80%      2.35%
            2006                 0.65%    1.00%     13.88     18.75      108,288     1,949,823    10.06%     10.45%      1.75%
            2005                 0.65%    1.00%     12.57     17.01      106,106     1,737,014     3.66%      4.03%      1.54%
            2004                 0.65%    1.00%     12.08     16.39       96,688     1,524,683     9.13%      9.51%      1.25%
JANUS ASPEN SERIES BALANCED
            2008                 0.50%    1.00%     11.08     31.12      425,400    10,808,315   -16.68%    -16.26%      2.67%
            2007                 0.50%    1.00%     13.23     37.35      451,352    13,905,574     9.44%      9.98%      2.52%
            2006                 0.50%    1.00%     19.59     34.13      453,720    13,864,790     9.62%     10.00%      2.14%
            2005                 0.65%    1.00%     17.80     31.14      484,256    13,608,499     6.88%      7.25%      2.26%
            2004                 0.65%    1.00%     16.54     29.13      529,637    13,950,100     7.45%      7.82%      2.07%
JANUS ASPEN SERIES FLEXIBLE BOND
            2008                 0.50%    0.50%     11.83     11.83      301,224     3,562,811     5.49%      5.49%      4.38%
            2007                 0.50%    1.00%     11.21     16.19      323,038     3,732,559     5.97%      6.51%      4.76%
            2006                 0.50%    1.00%     15.28     15.28      257,990     3,798,693     3.18%      3.18%      4.83%
            2005                 1.00%    1.00%     14.81     14.81      274,871     4,070,183     0.99%      0.99%      4.91%
            2004                 1.00%    1.00%     14.66     14.66      295,724     4,336,075     2.93%      2.93%      5.72%
JANUS ASPEN SERIES LARGE CAP GROWTH
            2008                 0.65%    1.00%      8.89     16.61      489,260     7,153,935   -40.32%    -40.11%      0.74%
            2007                 0.50%    1.00%     13.50     27.84      522,278    12,822,019    13.95%     14.52%      0.71%
            2006                 0.50%    1.00%     12.98     24.43      572,801    12,518,552    10.27%     10.66%      0.48%
            2005                 0.65%    1.00%     11.73     22.15      659,744    13,074,874     3.25%      3.61%      0.33%
            2004                 0.65%    1.00%     11.32     21.46      737,217    14,246,939     3.48%      3.84%      0.14%
JANUS ASPEN SERIES MID CAP GROWTH
            2008                 0.50%    1.00%      8.83     20.78      706,989    11,423,612   -44.28%    -44.00%      0.25%
            2007                 0.50%    1.00%     15.77     37.30      761,525    22,248,480    20.82%     21.43%      0.22%
            2006                 0.50%    1.00%     17.04     30.87      746,469    19,341,676    12.48%     12.88%      0.00%
            2005                 0.65%    1.00%     15.10     27.44      808,447    19,085,143    11.19%     11.58%      0.00%
            2004                 0.65%    1.00%     13.48     24.68      864,355    18,471,492    19.55%     19.97%      0.00%
JANUS ASPEN SERIES WORLDWIDE GROWTH
            2008                 0.50%    1.00%      7.70     18.07      665,259    10,289,232   -45.21%    -44.94%      1.21%
            2007                 0.50%    1.00%     13.98     32.98      704,181    20,004,921     8.54%      9.08%      0.75%
            2006                 0.50%    1.00%     14.86     30.39      729,358    19,748,956    17.03%     17.44%      1.75%
            2005                 0.65%    1.00%     12.66     25.96      778,935    18,298,937     4.81%      5.18%      1.36%
            2004                 0.65%    1.00%     11.99     24.77      890,473    20,093,191     3.74%      4.10%      0.98%
MFS VIT STRATEGIC INCOME
            2008                 0.50%    0.50%      9.76      9.76        1,645        16,057   -12.48%    -12.48%      5.75%
            2007                 0.50%    1.00%     15.02     15.02        1,150        13,639     2.65%      2.65%      4.25%
            2006                 1.00%    1.00%     14.63     14.63        1,574        23,044     5.61%      5.61%      2.59%
            2005                 1.00%    1.00%     13.86     13.86       11,782       163,254     0.87%      0.87%      6.77%
            2004                 1.00%    1.00%     13.74     13.74       12,071       165,819     6.66%      6.66%      6.81%
MFS VIT TOTAL RETURN
            2008                 0.50%    0.50%      9.32      9.32        5,786        53,931   -22.52%    -22.52%      3.11%
            2007                 0.50%    1.00%     18.21     18.21        5,299        64,791     3.18%      3.18%      2.52%
            2006                 1.00%    1.00%     17.65     17.65        3,590        63,360    10.78%     10.78%      2.13%
            2005                 1.00%    1.00%     15.93     15.93       10,396       165,610     1.80%      1.80%      1.92%
            2004                 1.00%    1.00%     15.65     15.65       10,667       166,918    10.21%     10.21%      1.99%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                             MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS         NET        TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING     ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
--------------------------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES
            2008                 0.50%    1.00%    $ 8.71    $17.27      278,762   $ 4,555,871   -40.78%    -40.49%      1.62%
            2007                 0.50%    1.00%     27.52     29.07      342,879     9,502,529     5.26%      5.63%      1.28%
            2006                 0.65%    1.00%     26.14     27.66      333,729     8,811,907    16.52%     16.93%      0.99%
            2005                 0.65%    1.00%     22.44     23.74      311,330     7,060,193    13.17%     13.57%      1.01%
            2004                 0.65%    1.00%     19.83     20.97      294,509     5,894,126    17.98%     18.39%      1.16%
OPPENHEIMER MAIN STREET GROWTH & INCOME
            2008                 0.50%    0.50%      7.84      7.84        1,039         8,145   -38.78%    -38.78%      1.86%
            2007                 0.50%    1.00%     13.79     13.79        1,995        25,982     3.39%      3.39%      0.95%
            2006                 1.00%    1.00%     13.34     13.34        1,768        23,598    13.88%     13.88%      1.10%
            2005                 1.00%    1.00%     11.72     11.72        1,757        20,595     4.93%      4.93%      1.27%
            2004     5/11/04     1.00%    1.00%     11.17     11.17        1,608        17,963     9.98%      9.98%      0.00%
OPPENHEIMER MIDCAP
            2008                 0.50%    0.50%      6.29      6.29        5,292        33,292   -49.33%    -49.33%      0.00%
            2007                 0.50%    1.00%     12.41     14.73        5,044        65,006     5.30%      5.80%      0.00%
            2006                 0.50%    1.00%     11.73     13.99       26,416       319,138     1.94%      2.45%      0.00%
            2005                 0.50%    1.00%     13.73     13.73       26,383       310,866    11.21%     11.21%      0.00%
            2004                 1.00%    1.00%     12.34     12.34       22,716       280,372    18.59%     18.59%      0.00%
OPPENHEIMER STRATEGIC BOND
            2008                 0.65%    1.00%     14.37     14.90      198,736     2,888,394   -15.06%    -14.76%      5.09%
            2007                 0.65%    1.00%     16.92     17.48      229,733     3,916,848     8.60%      8.98%      3.02%
            2006                 0.65%    1.00%     15.58     16.04      242,095     3,791,702     6.42%      6.79%      3.39%
            2005                 0.65%    1.00%     14.64     15.02      236,303     3,477,465     1.65%      2.00%      4.20%
            2004                 0.65%    1.00%     14.40     14.72      182,238     2,649,455     7.59%      7.97%      6.83%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2008.

                                             AGGREGATE     AGGREGATE
                                              COST OF       PROCEEDS
SUBACCOUNT                                   PURCHASES     FROM SALES
----------------------------------------------------------------------
Fidelity VIP Asset Manager                  $    43,508   $    55,164
Fidelity VIP Contrafund                       2,122,689     3,861,416
Fidelity VIP Equity-Income                    1,620,338     3,007,905
Fidelity VIP Growth                             543,827       656,842
Fidelity VIP High Income                            885        79,881
Fidelity VIP Overseas                           675,722       573,740
ING Legg Mason Partners Aggressive Growth       414,144     1,002,871
ING Partners JPMorgan International           9,385,978    17,159,048
ING Partners T. Rowe Price Growth Equity        749,428       778,719
ING Partners Thornburg Value                  1,588,520     1,751,773
ING Partners UBS U.S. Large Cap Equity          621,095       968,653
ING Templeton Foreign Equity                 16,550,619     1,311,191
ING VP Balanced                               2,981,761     1,944,801
ING VP Growth and Income                      4,467,470     9,933,367
ING VP Index Plus LargeCap                    3,012,039     3,018,477
ING VP Intermediate Bond                      1,470,171     1,947,913
ING VP Money Market                          17,511,770    14,315,571
ING VP Opportunistic LargeCap Value               4,549         1,386
ING VP Small Company                            480,933       316,219
ING VP Strategic Allocation Conservative        295,658       241,139
ING VP Strategic Allocation Growth              909,909       621,423
ING VP Strategic Allocation Moderate            375,206       230,804
Janus Aspen Series Balanced                   2,235,895     1,974,883
Janus Aspen Series Flexible Bond                474,411       694,856
Janus Aspen Series Large Cap Growth           1,585,892     2,299,343
Janus Aspen Series Mid Cap Growth             3,174,765     3,714,054
Janus Aspen Series Worldwide Growth           1,014,404     2,028,773
MFS VIT Strategic Income                         12,110         7,717
MFS VIT Total Return                             16,591         8,804
Oppenheimer Global Securities                 1,478,998     2,274,428
Oppenheimer Main Street Growth & Income          19,748        27,509
Oppenheimer MidCap                               25,223        24,318
Oppenheimer Strategic Bond                    1,205,049     1,232,036

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2008.

                                                           NET
                                              SHARES      ASSET    FAIR VALUE     COST OF
SUBACCOUNT                                     OWNED      VALUE    OF SHARES       SHARES
-------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager                       5,651   $10.31   $    58,260   $    81,342
Fidelity VIP Contrafund                      1,050,086    15.39    16,160,816    28,201,438
Fidelity VIP Equity-Income                   1,035,869    13.18    13,652,754    24,477,470
Fidelity VIP Growth                             64,290    23.53     1,512,739     1,975,959
Fidelity VIP High Income                         1,854     3.96         7,342        10,707
Fidelity VIP Overseas                           84,741    12.17     1,031,295     1,555,805
ING Legg Mason Partners Aggressive Growth      207,675    29.37     6,099,418     9,322,976
ING Partners T. Rowe Price Growth Equity        98,564    32.68     3,221,067     4,827,127
ING Partners Thornburg Value                    64,103    20.38     1,306,425     2,009,997
ING Partners UBS U.S. Large Cap Equity         651,175     6.20     4,037,285     6,499,502
ING Templeton Foreign Equity                 1,164,671     7.82     9,107,725    15,000,169
ING VP Balanced                              1,484,685     9.18    13,629,412    18,674,444
ING VP Growth and Income                     3,009,682    15.11    45,476,299    69,375,463
ING VP Index Plus LargeCap                     751,287    10.44     7,843,441    12,188,238
ING VP Intermediate Bond                       732,067    11.08     8,111,305     9,511,276
ING VP Money Market                         25,400,712     1.00    25,400,710    25,900,611

                                                           NET
                                              SHARES      ASSET    FAIR VALUE     COST OF
SUBACCOUNT                                     OWNED      VALUE    OF SHARES       SHARES
-------------------------------------------------------------------------------------------
ING VP Opportunistic LargeCap Value              2,203   $ 8.65   $    19,052   $    27,455
ING VP Small Company                           122,892    11.70     1,437,841     2,055,296
ING VP Strategic Allocation Conservative       105,361     9.14       963,002     1,334,773
ING VP Strategic Allocation Growth             285,208     9.05     2,581,133     4,281,219
ING VP Strategic Allocation Moderate           152,152     9.10     1,384,587     2,048,184
Janus Aspen Series Balanced                    471,721    22.90    10,802,421    11,176,810
Janus Aspen Series Flexible Bond               306,614    11.62     3,562,860     3,835,734
Janus Aspen Series Large Cap Growth            452,628    15.80     7,151,527     9,760,018
Janus Aspen Series Mid Cap Growth              537,325    21.26    11,423,536    17,039,503
Janus Aspen Series Worldwide Growth            533,463    19.27    10,279,826    14,077,181
MFS VIT Strategic Income                         1,841     8.72        16,057        17,469
MFS VIT Total Return                             3,498    15.42        53,932        65,645
Oppenheimer Global Securities                  225,432    20.21     4,555,977     7,223,513
Oppenheimer Main Street Growth & Income            559    14.56         8,145        10,780
Oppenheimer MidCap                               1,209    27.54        33,292        48,200
Oppenheimer Strategic Bond                     680,710     4.49     3,056,388     3,600,024

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2008 is as follows:

                                                                         NET
                                              UNITS        UNITS      INCREASE
SUBACCOUNT                                    ISSUED     REDEEMED    (DECREASE)
-------------------------------------------------------------------------------
Fidelity VIP Asset Manager                      2,511       (4,036)     (1,525)
Fidelity VIP Contrafund                        97,340     (189,709)    (92,369)
Fidelity VIP Equity-Income                    103,520     (193,588)    (90,068)
Fidelity VIP Growth                            43,807      (39,158)      4,649
Fidelity VIP High Income                           --       (7,321)     (7,321)
Fidelity VIP Overseas                          29,749      (30,404)       (655)
ING Legg Mason Partners Aggressive Growth      61,257      (94,797)    (33,540)
ING Partners JPMorgan International            45,619     (737,365)   (691,746)
ING Partners T. Rowe Price Growth Equity       32,994      (61,368)    (28,374)
ING Partners Thornburg Value                   88,291     (105,068)    (16,777)
ING Partners UBS U.S. Large Cap Equity         65,218      (99,766)    (34,548)
ING Templeton Foreign Equity                  713,800      (78,439)    635,361
ING VP Balanced                                61,805     (102,870)    (41,065)
ING VP Growth and Income                      372,314     (595,713)   (223,399)
ING VP Index Plus LargeCap                    134,455     (186,072)    (51,617)
ING VP Intermediate Bond                       57,686     (109,863)    (52,177)
ING VP Money Market                         1,097,736     (935,485)    162,251
ING VP Opportunistic LargeCap Value                --         (130)       (130)
ING VP Small Company                           16,257      (18,432)     (2,175)
ING VP Strategic Allocation Conservative       10,830      (15,690)     (4,860)
ING VP Strategic Allocation Growth             27,649      (42,235)    (14,586)
ING VP Strategic Allocation Moderate            9,140      (16,098)     (6,958)
Janus Aspen Series Balanced                    48,136      (74,088)    (25,952)
Janus Aspen Series Flexible Bond               29,740      (51,554)    (21,814)
Janus Aspen Series Large Cap Growth            98,682     (131,700)    (33,018)
Janus Aspen Series Mid Cap Growth             107,595     (162,131)    (54,536)
Janus Aspen Series Worldwide Growth            85,026     (123,948)    (38,922)
MFS VIT Strategic Income                        1,125         (630)        495
MFS VIT Total Return                            1,168         (681)        487
Oppenheimer Global Securities                  52,340     (116,457)    (64,117)
Oppenheimer Main Street Growth & Income         1,640       (2,596)       (956)
Oppenheimer MidCap                              2,537       (2,289)        248
Oppenheimer Strategic Bond                     62,015      (93,012)    (30,997)

The change in units outstanding for the year ended December 31, 2007 is as follows:

                                                                         NET
                                              UNITS        UNITS      INCREASE
SUBACCOUNT                                    ISSUED     REDEEMED    (DECREASE)
-------------------------------------------------------------------------------
Fidelity VIP Asset Manager                      6,072       (3,606)      2,466
Fidelity VIP Contrafund                       195,771     (222,761)    (26,990)
Fidelity VIP Equity-Income                    392,351     (293,010)     99,341
Fidelity VIP Growth                           138,678     (246,673)   (107,995)
Fidelity VIP High Income                           --       (6,277)     (6,277)
Fidelity VIP Overseas                          90,693      (67,673)     23,020
ING Legg Mason Partners Aggressive Growth     232,799     (227,100)      5,699
ING Partners JPMorgan International           263,111     (221,467)     41,644
ING Partners T. Rowe Price Growth Equity       88,975      (88,455)        520
ING Partners Thornburg Value                  180,401     (153,429)     26,972
ING Partners UBS U.S. Large Cap Equity        162,556     (179,913)    (17,357)
ING VP Balanced                               111,338     (123,071)    (11,733)
ING VP Growth and Income                      839,246     (793,590)     45,656
ING VP Index Plus LargeCap                    408,169     (467,283)    (59,114)
ING VP Intermediate Bond                      120,656     (139,040)    (18,384)
ING VP Money Market                         2,026,711   (1,987,695)     39,016
ING VP Small Company                          142,936      (95,613)     47,323
ING VP Strategic Allocation Conservative       22,595      (12,000)     10,595
ING VP Strategic Allocation Growth             27,568      (37,952)    (10,384)
ING VP Strategic Allocation Moderate           21,923      (16,268)      5,655
ING VP Opportunistic LargeCap Value             2,531       (1,959)        572
Janus Aspen Series Balanced                    93,342      (95,710)     (2,368)
Janus Aspen Series Flexible Bond              284,770     (219,722)     65,048
Janus Aspen Series Large Cap Growth           178,063     (228,586)    (50,523)
Janus Aspen Series Mid Cap Growth             375,253     (360,197)     15,056
Janus Aspen Series Worldwide Growth           148,726     (173,903)    (25,177)
MFS VIT Strategic Income                          969       (1,393)       (424)
MFS VIT Total Return                            5,302       (3,593)      1,709
Oppenheimer Global Securities                  62,240      (53,090)      9,150
Oppenheimer Main Street Growth & Income         1,605       (1,378)        227
Oppenheimer MidCap                              4,247      (25,619)    (21,372)
Oppenheimer Strategic Bond                    113,438     (125,800)    (12,362)

The change in units outstanding for the year ended December 31, 2006 is as follows:

                                                                         NET
                                              UNITS        UNITS      INCREASE
SUBACCOUNT                                    ISSUED     REDEEMED    (DECREASE)
-------------------------------------------------------------------------------
Fidelity VIP Asset Manager                      1,414       (1,147)        267
Fidelity VIP Contrafund                       310,726     (349,601)    (38,875)
Fidelity VIP Equity-Income                    315,214     (401,115)    (85,901)
Fidelity VIP Growth                            42,417      (49,481)     (7,064)
Fidelity VIP High Income                       19,781      (27,139)     (7,358)
Fidelity VIP Overseas                          19,801       (4,597)     15,204
ING Legg Mason Partners Aggressive Growth     421,665     (574,117)   (152,452)
ING Partners JPMorgan International            94,996     (122,331)    (27,335)
ING Partners T. Rowe Price Growth Equity       42,625      (57,599)    (14,974)
ING Partners Thornburg Value                  168,841     (186,897)    (18,056)
ING Partners UBS U.S. Large Cap Equity        278,437     (407,574)   (129,137)
ING VP Balanced                               223,744     (236,793)    (13,049)
ING VP Growth and Income                      477,856     (883,244)   (405,388)
ING VP Index Plus LargeCap                    408,482     (494,446)    (85,964)
ING VP Intermediate Bond                      727,319     (869,792)   (142,473)
ING VP Money Market                         2,802,900   (2,183,356)    619,544
ING VP Small Company                              535      (12,682)    (12,147)
ING VP Strategic Allocation Conservative        7,375      (73,625)    (66,250)
ING VP Strategic Allocation Growth            111,042     (116,635)     (5,593)
ING VP Strategic Allocation Moderate           15,953      (13,771)      2,182
ING VP Opportunistic LargeCap Value                --          (80)        (80)
Janus Aspen Series Balanced                    42,064      (72,600)    (30,536)

                                                                         NET
                                              UNITS        UNITS      INCREASE
SUBACCOUNT                                    ISSUED     REDEEMED    (DECREASE)
-------------------------------------------------------------------------------
Janus Aspen Series Flexible Bond               41,208      (58,089)    (16,881)
Janus Aspen Series Large Cap Growth           271,390     (358,333)    (86,943)
Janus Aspen Series Mid Cap Growth             576,368     (638,346)    (61,978)
Janus Aspen Series Worldwide Growth           147,986     (197,563)    (49,577)
MFS VIT Strategic Income                          235      (10,443)    (10,208)
MFS VIT Total Return                               --       (6,806)     (6,806)
Oppenheimer Global Securities                 112,714      (90,315)     22,399
Oppenheimer Main Street Growth & Income            56          (45)         11
Oppenheimer MidCap                                287         (254)         33
Oppenheimer Strategic Bond                    149,172     (143,380)      5,792

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of ING Life Insurance and Annuity Company
    and
Contract Owners of Variable Life B of ING Life Insurance and Annuity Company

We have audited the accompanying statement of assets and liabilities of Variable Life B of ING Life Insurance and Annuity Company ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2008, and the related statements of operations and changes in net assets for each of the three years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2008, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Variable Life B of ING Life Insurance and Annuity Company as of December 31, 2008, and the results of their operations and changes in their net assets for the years or periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 13, 2009

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                     PAGE
                                                                   -------
Report of Independent Registered Public Accounting Firm                C-2
Consolidated Financial Statements:
     Consolidated Statements of Operations for the years ended
          December 31, 2008, 2007, and 2006                            C-3
     Consolidated Balance Sheets as of
          December 31, 2008 and 2007                                   C-4
     Consolidated Statements of Changes in Shareholder's Equity
          For the years ended December 31, 2008, 2007, and 2006        C-6
     Consolidated Statements of Cash Flows for the years ended
          December 31, 2008, 2007, and 2006                            C-7
Notes to Consolidated Financial Statements                             C-9

Report of Independent Registered Public Accounting Firm

The Board of Directors
ING Life Insurance and Annuity Company

We have audited the accompanying consolidated balance sheets of ING Life Insurance and Annuity Company and subsidiaries as of December 31, 2008 and 2007, and the related consolidated statements of operations, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of ING Life Insurance and Annuity Company and subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

/S/ Ernst & Young LLP

Atlanta, Georgia
March 26, 2009

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)

CONSOLIDATED STATEMENTS OF OPERATIONS
(In millions)

                                                         YEAR ENDED DECEMBER 31,
                                                        2008         2007           2006
                                                  ------------- ------------ -----------
REVENUE:
  Net investment income                            $ 1,083.7    $ 1,054.7      $ 1,029.7
  Fee income                                           612.9        769.9          714.8
  Premiums                                              46.9         46.8           37.5
  Broker-dealer commission revenue                     622.5        568.4          429.2
  Net realized capital (losses) gains                 (653.1)       (27.6)           3.0
  Other income                                          21.3         20.3           15.7
                                                  ------------- ------------ -----------
Total revenue                                        1,734.2      2,432.5        2,229.9
                                                  ------------- ------------ -----------
BENEFITS AND EXPENSES:
  Interest credited and other benefits
     to contractowners                               1,432.4        802.8          783.7
  Operating expenses                                   687.5        652.2          568.3
  Broker-dealer commission expense                     622.5        568.4          429.2
  Net amortization of deferred policy acquisition
     cost and value of business acquired               128.9        129.2           21.3
  Interest expense                                       1.4          5.5            2.9
                                                  ------------- ------------ -----------
Total benefits and expenses                          2,872.7      2,158.1        1,805.4
                                                  ------------- ------------ -----------
(Loss) income before income taxes                   (1,138.5)       274.4          424.5
Income tax (benefit) expense                          (108.3)        56.0          122.7
                                                  ------------- ------------ --- -------
Net (loss) income                                 $ (1,030.2)     $ 218.4        $ 301.8
                                                  ============= ============ ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)

CONSOLIDATED BALANCE SHEETS
(In millions, except share data)

                                                                                AS OF DECEMBER 31,
                                                                                   2008       2007
                                                                             ---------- ----------
ASSETS
Investments:
  Fixed maturities, available-for-sale, at fair value
     (amortized cost of $14,632.6 at 2008 and $13,374.7 at 2007)             $ 13,252.2 $ 13,316.3
  Equity securities, available-for-sale, at fair value
     (cost of $247.7 at 2008 and $440.1 at 2007)                                  240.3      446.4
  Short-term investments                                                           41.9      167.9
  Mortgage loans on real estate                                                 2,107.8    2,089.4
  Policy loans                                                                    267.8      273.4
  Limited partnerships/corporations                                               513.9      636.1
  Other investments                                                               235.2       34.8
  Securities pledged (amortized cost of $1,160.5 at 2008 and $940.2 at 2007)    1,225.4      934.1
                                                                             ---------- ----------
Total investments                                                              17,884.5   17,898.4
Cash and cash equivalents                                                         203.5      252.3
Short-term investments under securities loan agreement,
  including collateral delivered                                                  483.9      202.7
Accrued investment income                                                         205.8      168.3
Receivables for securities sold                                                     5.5        5.6
Reinsurance recoverable                                                         2,505.6    2,594.4
Deferred policy acquisition costs                                                 865.5      728.6
Value of business acquired                                                      1,832.5    1,253.2
Notes receivable from affiliate                                                   175.0      175.0
Due from affiliates                                                                13.8       10.6
Current income tax recoverable                                                     38.6          -
Property and equipment                                                            114.7      147.4
Other assets                                                                      233.3      112.1
Assets held in separate accounts                                               35,927.7   48,091.2
                                                                             ---------- ----------
Total assets                                                                 $ 60,489.9 $ 71,639.8
                                                                             ========== ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)

CONSOLIDATED BALANCE SHEETS
(In millions, except share data)

                                                                          AS OF DECEMBER 31,
                                                                          2008          2007
                                                                    ------------- -------------
LIABILITIES AND SHAREHOLDER'S EQUITY
Future policy benefits and claims reserves                          $ 20,782.1    $ 18,569.1
Payables for securities purchased                                          1.6           0.2
Payables under securities loan agreement, including collateral held      488.3         183.9
Notes payable                                                             17.9           9.9
Borrowed money                                                           615.3         738.4
Due to affiliates                                                        116.7         130.7
Current income taxes                                                         -          56.8
Deferred income taxes                                                    101.1         275.9
Other liabilities                                                        874.7         542.7
Liabilities related to separate accounts                              35,927.7      48,091.2
                                                                    ------------- -------------
Total liabilities                                                     58,925.4      68,598.8
                                                                    ------------- -------------
Shareholder's equity
  Common stock (100,000 shares authorized; 55,000
     issued and outstanding; $50 per share value)                          2.8           2.8
  Additional paid-in capital                                           4,161.3       4,159.3
  Accumulated other comprehensive loss                                  (482.1)        (33.8)
  Retained earnings (deficit)                                         (2,117.5)     (1,087.3)
                                                                    ------------- -------------
Total shareholder's equity                                             1,564.5       3,041.0
                                                                    ------------- -------------
Total liabilities and shareholder's equity                          $ 60,489.9    $ 71,639.8
                                                                    ============= =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
(In millions)

                                                                              ACCUMULATED
                                                              ADDITIONAL            OTHER      RETAINED            TOTAL
                                                       COMMON    PAID-IN    COMPREHENSIVE      EARNINGS    SHAREHOLDER'S
                                                        STOCK    CAPITAL    INCOME (LOSS)     (DEFICIT)           EQUITY
                                                       ====== ============= ================ ============= ================
Balance at December 31, 2005                            $ 2.8  $ 4,549.6           $ (5.3)   $ (1,576.4)       $ 2,970.7
  Comprehensive income:
     Net income                                             -          -                -         301.8            301.8
     Other comprehensive loss, net of tax:
       Change in net unrealized capital gains (losses)
          on securities ($(23.4) pretax)                    -          -            (10.7)            -            (10.7)
       Pension liability and FAS No. 158
          transition adjustment ($3.9 pretax)               -          -              2.5             -              2.5
                                                                                                           ----------------
  Total comprehensive income                                                                                       293.6
                                                                                                           ----------------
  Cumulative effect of change in accounting
     principle ($(0.8) pretax)                                                       (0.5)            -             (0.5)
  Dividends paid                                            -     (256.0)               -             -           (256.0)
  Employee share-based payments                             -        5.9                -             -              5.9
                                                       ------ ------------- ---------------- ------------- ----------------
Balance at December 31, 2006                              2.8    4,299.5            (14.0)     (1,274.6)         3,013.7
  Cumulative effect of change in
     accounting principle                                   -          -                -         (31.1)           (31.1)
                                                       ------ ------------- ---------------- ------------- ----------------
Balance at January 1, 2007                                2.8    4,299.5            (14.0)     (1,305.7)         2,982.6
  Comprehensive income:
     Net income                                             -          -                -         218.4            218.4
     Other comprehensive loss, net of tax:
       Change in net unrealized capital gains (losses)
          on securities ($(27.7) pretax), including
          tax valuation allowance of $(6.4)                 -          -            (24.4)            -            (24.4)
       Pension liability ($7.1 pretax)                      -          -              4.6             -              4.6
                                                                                                           ----------------
  Total comprehensive income                                                                                       198.6
                                                                                                           ----------------
  Dividends paid                                            -     (145.0)               -             -           (145.0)
  Employee share-based payments                             -        4.8                -             -              4.8
                                                       ------ ------------- ---------------- ------------- ----------------
Balance at December 31, 2007                              2.8    4,159.3            (33.8)     (1,087.3)         3,041.0
  Comprehensive loss:
     Net loss                                               -          -                -      (1,030.2)        (1,030.2)
     Other comprehensive loss, net of tax:
       Change in net unrealized capital gains (losses)
          on securities ($(635.4) pretax), including
          tax valuation allowance of $6.4                   -          -           (435.3)            -           (435.3)
       Pension liability ($18.7 pretax)                     -          -            (13.0)            -            (13.0)
                                                                                                           ----------------
  Total comprehensive loss                                                                                      (1,478.5)
                                                                                                           ----------------
  Dividends paid                                            -          -                -             -                -
  Employee share-based payments                             -        2.0                -             -              2.0
                                                       ------ ------------- ---------------- ------------- ----------------
Balance at December 31, 2008                            $ 2.8  $ 4,161.3         $ (482.1)   $ (2,117.5)       $ 1,564.5
                                                       ====== ============= ================ ============= ================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)

CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)

                                                                           YEAR ENDED DECEMBER 31,
                                                                        2008        2007        2006
                                                                  ------------- ----------- -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net (loss) income                                               $ (1,030.2)    $ 218.4     $ 301.8
  Adjustments to reconcile net income to
     net cash provided by operating activities:
       Capitalization of deferred policy acquisition costs, value
          of business acquired, and sales inducements                 (205.1)     (193.4)     (191.0)
       Net amortization of deferred policy acquisition costs,
          value of business acquired, and sales inducements            128.3       133.9        25.9
       Net accretion/decretion of discount/premium                      87.1        72.7        83.8
       Future policy benefits, claims reserves, and
          interest credited                                          1,296.8       579.6       662.5
       Provision for deferred income taxes                              25.3        30.4        75.6
       Net realized capital losses (gains)                             653.1        27.6        (3.0)
       Depreciation                                                     56.7        18.2        12.6
       Change in:
          Accrued investment income                                    (37.5)       12.1        23.2
          Reinsurance recoverable                                       88.8       121.0        81.3
          Other receivable and assets accruals                        (115.3)      (37.0)      (20.1)
          Due to/from affiliates                                       (17.2)       46.4        20.4
          Other payables and accruals                                 (120.3)       17.8        86.3
       Other, net                                                      (44.0)      (16.4)        5.9
                                                                  ------------- ----------- -----------
Net cash provided by operating activities                              766.5     1,031.3     1,165.2
                                                                  ------------- ----------- -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the sale, maturity, or redemption of:
     Fixed maturities, available-for-sale                            9,039.7    10,235.6    10,355.2
     Equity securities, available-for-sale                             135.0       113.8        91.7
     Mortgage loans on real estate                                     146.5       205.4       197.0
  Acquisition of:
     Fixed maturities, available-for-sale                          (11,593.4)   (8,425.5)   (8,802.1)
     Equity securities, available-for-sale                             (54.8)     (243.9)     (149.1)
     Mortgage loans on real estate                                    (168.0)     (415.1)     (680.3)
  Policy loans, net                                                      5.6        (4.5)       (6.5)
  Derivatives, net                                                      52.6        32.2         1.4
  Limited partnerships, net                                             81.5      (279.5)     (237.6)
  Short-term investments, net                                          126.0      (163.3)          -
  Purchases of property and equipment, net                             (24.0)      (90.5)      (54.5)
  Collateral received (paid)                                            23.2       (18.8)          -
  Other investments                                                      0.7           -        (4.0)
                                                                  ------------- ----------- -----------
Net cash (used in) provided by investing activities                 (2,229.4)      945.9       711.2
                                                                  ============= =========== ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)

CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)

                                                           YEAR ENDED DECEMBER 31,
                                                           2008        2007            2006
                                                       ----------- ----------- ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Deposits received for investment contracts            3,836.4     1,600.0         1,875.7
  Maturities and withdrawals from investment contracts (2,312.2)   (3,451.2)       (3,420.7)
  Short-term loans to affiliates                           13.0        45.0            86.0
  Short-term repayments                                  (123.1)      (94.8)         (107.9)
  Notes payable                                               -         9.9               -
  Dividends to Parent                                         -      (145.0)         (256.0)
                                                       ----------- ----------- ---------------
Net cash provided by (used in) financing activities     1,414.1    (2,036.1)       (1,822.9)
                                                       ----------- ----------- ---------------
Net (decrease) increase in cash and cash equivalents      (48.8)      (58.9)           53.5
Cash and cash equivalents, beginning of year              252.3       311.2           257.7
                                                       ----------- ----------- ---------------
Cash and cash equivalents, end of year                  $ 203.5     $ 252.3         $ 311.2
                                                       =========== =========== ===============
Supplemental cash flow information:
  Income taxes (received) paid, net                     $ (44.1)     $ 45.1          $ 37.6
                                                       =========== =========== ===============
  Interest paid                                          $ 23.6      $ 44.6          $ 40.8
                                                       =========== =========== ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

ING Life Insurance and Annuity Company ("ILIAC") is a stock life insurance company domiciled in the state of Connecticut. ILIAC and its wholly-owned subsidiaries (collectively, the "Company") are providers of financial products and services in the United States. ILIAC is authorized to conduct its insurance business in all states and in the District of Columbia.

The consolidated financial statements include ILIAC and its wholly-owned subsidiaries, ING Financial Advisers, LLC ("IFA") and Directed Services LLC ("DSL"). ILIAC is a direct, wholly-owned subsidiary of Lion Connecticut Holdings Inc. ("Lion" or "Parent"), which is an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING"). ING is a global financial services holding company based in The Netherlands, with American Depository Shares listed on the New York Stock Exchange under the symbol "ING."

On December 1, 2006, Lion contributed to ILIAC, Directed Services, Inc. ("DSI"), a New York corporation registered as a broker-dealer under the Securities Exchange Act of 1934 and as an investment advisor under the Investment Advisors Act of 1940, whose primary functions were the distribution of variable insurance products and investment advisory services for open-end mutual funds. Additionally, on December 12, 2006, ILIAC organized DSL as a wholly-owned Delaware limited liability company. On December 31, 2006, DSI merged with and into DSL and ceased to exist. Upon merger, the operations and broker-dealer and investment advisor registrations of DSI were consolidated into DSL, the surviving company. Effective January 1, 2007, ILIAC's investment advisory agreement with certain variable funds offered in Company products was assigned to DSL.

On May 11, 2006, ILIAC organized NWL as a wholly-owned subsidiary for the purpose of purchasing, constructing, developing, leasing, and managing a new corporate office facility to be located at One Orange Way, Windsor, Connecticut (the "Windsor Property"). Effective October 1, 2007, the principal executive office of ILIAC was changed to One Orange Way, Windsor, Connecticut.

On October 31, 2007, ILIAC's subsidiary, NWL merged with and into ILIAC. As of the merger date, NWL ceased to exist, and ILIAC became the surviving corporation. The merger did not have an impact on ILIAC's consolidated results of operations and financial position, as NWL was a wholly-owned subsidiary and already included in the consolidated financial statements for all periods presented since its formation.

DESCRIPTION OF BUSINESS

The Company offers qualified and nonqualified annuity contracts that include a variety of funding and payout options for individuals and employer-sponsored retirement plans qualified under Internal Revenue Code Sections 401, 403, 408, and 457, as well as nonqualified deferred compensation plans and related services. The Company's products

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

are offered primarily to individuals, pension plans, small businesses, and employer-sponsored groups in the health care, government, and education markets (collectively "not-for-profit" organizations) and corporate markets. The Company's products are generally distributed through pension professionals, independent agents and brokers, third party administrators, banks, dedicated career agents, and financial planners.

Products offered by the Company include deferred and immediate (payout annuities) annuity contracts. Company products also include programs offered to qualified plans and nonqualified deferred compensation plans that package administrative and record-keeping services along with a variety of investment options, including affiliated and nonaffiliated mutual funds and variable and fixed investment options. In addition, the Company offers wrapper agreements entered into with retirement plans, which contain certain benefit responsive guarantees (i.e., liquidity guarantees of principal and previously accrued interest for benefits paid under the terms of the plan) with respect to portfolios of plan-owned assets not invested with the Company. The Company also offers pension and retirement savings plan administrative services.

The Company has one operating segment.

RECENTLY ADOPTED ACCOUNTING STANDARDS

FAIR VALUE MEASUREMENTS

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("FAS") No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 provides guidance for using fair value to measure assets and liabilities whenever other standards require (or permit) assets or liabilities to be measured at fair value. FAS 157 does not expand the use of fair value to any new circumstances.

Under FAS 157, the FASB clarifies the principle that fair value should be based on the assumptions market participants would use when pricing the asset or liability. In support of this principle, FAS 157 establishes a fair value hierarchy that prioritizes the information used to develop such assumptions. The fair value hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data. FAS 157 also requires separate disclosure of fair value measurements by level within the hierarchy and expanded disclosure of the effect on earnings for items measured using unobservable data.

FAS 157 was adopted by the Company on January 1, 2008. As a result of implementing FAS 157, the Company recognized $1.7, before tax, as an increase to Net income on the date of adoption related to the fair value measurements of the reserves for product guarantees. The impact of implementation was included in Interest credited and other benefits to contractholders on the Consolidated Statements of Operations.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

In October 2008, the FASB issued FASB Staff Position ("FSP") FAS No. 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active" ("FSP FAS 157-3"), which provides clarifying guidance on the application of FAS 157 to financial assets in a market that is not active and was effective upon issuance. FSP FAS 157-3 had no effect on the Company's financial condition, results of operations, or cash flows upon adoption, as its guidance is consistent with that applied by the Company upon adoption of FAS 157.

The Company recognized no other adjustments to its financial statements related to the adoption of FAS 157, and new disclosures are included in the Financial Instruments footnote.

THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES

In February 2007, the FASB issued FAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which allows a company to make an irrevocable election, on specific election dates, to measure eligible items at fair value with unrealized gains and losses recognized in earnings at each subsequent reporting date. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, any upfront costs and fees related to the item will be recognized in earnings as incurred. Items eligible for the fair value option include:

-    Certain recognized financial assets and liabilities;

- Rights and obligations under certain insurance contracts that are not financial instruments;

- Host financial instruments resulting from the separation of an embedded nonfinancial derivative instrument from a nonfinancial hybrid instrument; and

-    Certain commitments.


FAS 159 was adopted by the Company on January 1, 2008. In implementing FAS 159, the Company elected not to take the fair value option for any eligible assets or liabilities in existence on January 1, 2008, or in existence at the date of these Consolidated Financial Statements.

OFFSETTING OF AMOUNTS RELATED TO CERTAIN CONTRACTS

On April 30, 2007, the FASB issued a FSP on FASB Interpretation ("FIN") No. 39, "Offsetting of Amounts Related to Certain Contracts" ("FSP FIN 39-1"), which permits a reporting entity to offset fair value amounts recognized for the right to reclaim or the obligation to return cash collateral against fair value amounts recognized for derivative instruments under master netting arrangements. FSP FIN 39-1 had no effect on the financial condition, results of operations, or cash flows upon adoption by the Company on January 1, 2008, as it is the Company's accounting policy not to offset such fair value amounts.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES

In June 2006, the FASB issued FIN No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"), which creates a single model to address the accounting for the uncertainty in income tax positions recognized in a company's financial statements. FIN 48 prescribes a recognition threshold and measurement criteria that must be satisfied to recognize a financial statement benefit of tax positions taken, or expected to be taken, on an income tax return. Additionally, FIN 48 provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.

FIN 48 was adopted by the Company on January 1, 2007. As a result of implementing FIN 48, the Company recognized a cumulative effect of change in accounting principle of $2.9 as a reduction to January 1, 2007 Retained earnings (deficit).

ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS

In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"), which states that when an internal replacement transaction results in a substantially changed contract, the unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets, related to the replaced contract should not be deferred in connection with the new contract. Contract modifications that meet various conditions defined by SOP 05-1 and result in a new contract that is substantially unchanged from the replaced contract, however, should be accounted for as a continuation of the replaced contract.

SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, by amendment, endorsement, or rider, to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 applies to internal replacements made primarily to contracts defined by FAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("FAS 60"), as short-duration and long-duration insurance contracts, and by FAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("FAS 97"), as investment contracts.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

SOP 05-1 was adopted by the Company on January 1, 2007, and is effective for internal replacements occurring on or after that date. As a result of implementing SOP 05-1, the Company recognized a cumulative effect of change in accounting principle of $43.4, before tax, or $28.2, net of $15.2 of income taxes, as a reduction to January 1, 2007 Retained earnings (deficit). In addition, the Company revised its accounting policy on the amortization of deferred policy acquisition costs ("DAC") and value of business acquired ("VOBA") to include internal replacements.

DISCLOSURES ABOUT CREDIT DERIVATIVES AND CERTAIN GUARANTEES

In September 2008, the FASB issued FSP FAS No. 133-1 and FIN No. 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161" ("FSP FAS 133-1 and FIN 45-4"), which does the following:

- Amends FAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133"), requiring additional disclosures by sellers of credit derivatives;

- Amends FASB Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN 45"), requiring additional disclosure about the current status of the payment/performance risk of a guarantee; and

- Clarifies the effective date of FAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161").


FSP FAS 133-1 and FIN 45-4 was adopted by the Company on December 31, 2008. In implementing FSP FAS 133-1 and FIN 45-4, the Company determined that its adoption had no financial statement impact. New disclosures are included in the Financial Instruments and Commitments and Contingent Liabilities footnotes.

The clarification in the FSP of the effective date of FAS 161 is consistent with the guidance in FAS 161 and the Company's disclosure provided herein.

DISCLOSURES BY PUBLIC ENTITIES (ENTERPRISES) ABOUT TRANSFERS OF FINANCIAL ASSETS AND INTERESTS IN VARIABLE INTEREST ENTITIES

In December, 2008, the FASB issued FSP FAS 140-4 and FIN 46(R)-8, "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities" ("FSP FAS 140-4 and FIN 46(R)-8"), which requires additional disclosures regarding a transferor's continuing involvement with financial assets transferred in a securitization or asset-backed financing arrangement and an enterprise's involvement with variable interest entities ("VIEs") and qualifying special purpose entities ("QSPEs").

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

FSP FAS 140-4 and FIN 46(R)-8 was adopted by the Company on December 31, 2008. In implementing FSP FAS 140-4 and FIN 46(R)-8, the Company determined that its adoption has no financial statement impact. The Company does not have any QSPEs or continuing involvement with financial assets transferred in a securitization or asset-backed financing arrangement.

AMENDMENTS TO IMPAIRMENT GUIDANCE

In January 2009, the FASB issued FSP Emerging Issues Task Force ("EITF") 99-20-1, "Amendments to the Impairment Guidance of EITF Issue No. 99-20" ("FSP EITF 99-20-1"), which amends EITF 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets" ("EITF 99-20"). FSP EITF 99-20-1 requires that an other-than-temporary impairment on investments that meet the criteria of EITF 99-20 be recognized as a realized loss through earnings when it is probable there has been an adverse change in the holder's estimated cash flow, consistent with the impairment model in FAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities."

FSP EITF 99-20-1 was adopted by the Company on December 31, 2008, prospectively. In implementing FSP EITF 99-20-1, the Company determined there was a minimal effect on financial position, results of operations, and cash flows, as the structured securities held by the Company were highly rated at issue.

NEW ACCOUNTING PRONOUNCEMENTS

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

In March 2008, the FASB issued FAS 161, which requires enhanced disclosures about objectives and strategies for using derivatives, fair value amounts of and gains and losses on derivative instruments, and credit-risk-related contingent features in derivative agreements, including:

-    How and why derivative instruments are used;

- How derivative instruments and related hedged items are accounted for under FAS 133 and its related interpretations; and

- How derivative instruments and related hedged items affect an entity's financial statements.


The provisions of FAS 161 are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. The Company is currently in the process of determining the impact of adoption of FAS 161 on its disclosures; however, as the pronouncement only pertains to additional disclosures, the Company has determined that the adoption of FAS 161 will have no financial statement impact. In addition, the Company's derivatives are generally

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

not accounted for using hedge accounting treatment under FAS 133, as the Company has not historically sought hedge accounting treatment.

BUSINESS COMBINATIONS

In December 2007, the FASB issued FAS No. 141 (revised 2007), "Business Combinations" ("FAS 141R"), which replaces FAS No. 141, "Business Combinations," as issued in 2001. FAS 141R requires most identifiable assets, liabilities, noncontrolling interest, and goodwill acquired in a business combination to be recorded at full fair value as of the acquisition date, even for acquisitions achieved in stages. In addition, the statement requires:

- Acquisition-related costs to be recognized separately and generally expensed;

- Non-obligatory restructuring costs to be recognized separately when the liability is incurred;

- Contractual contingencies acquired to be recorded at acquisition-date fair values;

- A bargain purchase, which occurs when the fair value of net assets acquired exceeds the consideration transferred plus any non-controlling interest in the acquiree, to be recognized as a gain; and

- The nature and financial effects of the business combination to be disclosed.

FAS 141R also amends or eliminates various other authoritative literature.

The provisions of FAS 141R are effective for fiscal years beginning on or after December 15, 2008 for all business combinations occurring on or after that date. As such, this standard will impact any Company acquisitions that occur on or after January 1, 2009.

EQUITY METHOD INVESTMENT ACCOUNTING

In November 2008, the EITF reached consensus on EITF 08-6, "Equity Method Investment Accounting Considerations" ("EITF 08-6"), which requires, among other provisions, that:

-    Equity method investments be initially measured at cost;

-    Contingent consideration only be included in the initial measurement;

- An investor recognize its share of any impairment charge recorded by the equity investee; and

- An investor account for a share issuance by an equity investee as if the investor had sold a proportionate share of its investment;

The provisions of EITF 08-6 are effective in fiscal years beginning on or after December 15, 2008, and interim periods within those fiscal years. As such, this standard will impact Company acquisitions or changes in ownership with regards to equity investments that occur on or after January 1, 2009. The Company is currently in the process of determining the impact of the other-than-temporary impairment provisions.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("US GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

RECLASSIFICATIONS

Certain reclassifications have been made to prior year financial information to conform to the current year classifications.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand, money market instruments, and other debt issues with a maturity of 90 days or less when purchased.

INVESTMENTS

All of the Company's fixed maturities and equity securities are currently designated as available-for-sale. Available-for-sale securities are reported at fair value and unrealized capital gains (losses) on these securities are recorded directly in Shareholder's equity, after adjustment, if any, for related changes in experience-rated contract allocations, DAC, VOBA, and deferred income taxes.

OTHER-THAN-TEMPORARY IMPAIRMENTS

The Company analyzes the general account investments to determine whether there has been an other-than-temporary decline in fair value below the amortized cost basis. Management considers the length of time and the extent to which fair value has been less than amortized cost, the issuer's financial condition and near-term prospects, future economic conditions and market forecasts, and the Company's intent and ability to retain the investment for a period of time sufficient to allow for recovery in fair value. If it is probable that all amounts due according to the contractual terms of a debt security will not be collected, an other-than-temporary impairment is considered to have occurred.

In addition, the Company invests in structured securities that meet the criteria of the EITF 99-20. Under EITF 99-20, a further determination of the required impairment is based on credit risk and the possibility of significant prepayment risk that restricts the Company's ability to recover the investment. An impairment is recognized if the fair value of the security is less than amortized cost and there has been adverse change in cash flow since the last remeasurement date.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

When a decline in fair value is determined to be other-than-temporary, the individual security is written down to fair value, and the loss is accounted for as a change in Net realized capital gains (losses).

EXPERIENCE-RATED PRODUCTS

Included in available-for-sale securities are investments that support experience-rated products. Experience-rated products are products where the customer, not the Company, assumes investment (including realized capital gains and losses) and other risks, subject to, among other things, minimum principal and interest guarantees. Unamortized realized capital gains (losses) on the sale of and unrealized capital gains (losses) on investments supporting these products are included in Future policy benefits and claims reserves on the Consolidated Balance Sheets. Net realized capital gains (losses) on all other investments were reflected in the Consolidated Statements of Operations. Unrealized capital gains (losses) on all other investments were reflected in Accumulated other comprehensive income (loss) in Shareholder's equity, net of DAC and VOBA adjustments for unrealized capital gains (losses), and related income taxes. During 2008, due to the current economic environment, which resulted in significant realized and unrealized losses associated with assets supporting experience-rated contracts, the Company accelerated the amortization of realized losses and recorded such amounts in Interest credited and other benefits to contractowners in the Consolidated Statements of Operations and recorded unrealized losses in Accumulated other comprehensive income (loss) in Shareholder's equity rather than Future policy benefits and claims reserves.

PURCHASES AND SALES

Purchases and sales of fixed maturities and equity securities, excluding private placements, are recorded on the trade date. Purchases and sales of private placements and mortgage loans are recorded on the closing date.

VALUATION

The fair values for the actively traded marketable fixed maturities are determined based upon the quoted market prices or dealer quotes. The fair values for marketable bonds without an active market are obtained through several commercial pricing services, which provide the estimated fair values. These services incorporate a variety of market observable information in their valuation techniques, including benchmark yields, broker-dealer quotes, credit quality, issuer spreads, bids, offers and other reference data. Valuations obtained from third party commercial pricing services are non-binding and are validated monthly through comparisons to internal pricing models, back testing to recent trades, and monitoring of trading volumes.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

Fair values of privately placed bonds are determined using a matrix-based pricing model. The model considers the current level of risk-free interest rates, current corporate spreads, the credit quality of the issuer, and cash flow characteristics of the security. Also considered are factors such as the net worth of the borrower, the value of collateral, the capital structure of the borrower, the presence of guarantees, and the Company's evaluation of the borrower's ability to compete in their relevant market. Using this data, the model generates estimated market values, which the Company considers reflective of the fair value of each privately placed bond.

The fair values for certain collateralized mortgage obligations ("CMO-Bs") are determined by taking the average of broker quotes when more than one broker quote is provided. A few of the CMO-Bs are priced by the originating broker due to the complexity and unique characteristics of the asset.

The fair values for actively traded equity securities are based on quoted market prices.

Mortgage loans on real estate are reported at amortized cost, less impairment write-downs. If the value of any mortgage loan is determined to be impaired (i.e., when it is probable the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to the present value of expected cash flows from the loan, discounted at the loan's effective interest rate, or fair value of the collateral. If the loan is in foreclosure, the carrying value is reduced to the fair value of the underlying collateral, net of estimated costs to obtain and sell. The carrying value of the impaired loans is reduced by establishing a permanent write-down recorded in Net realized capital gains (losses).

The fair value of policy loans is equal to the carrying, or cash surrender, value of the loans. Policy loans are fully collateralized by the account value of the associated insurance contracts.

Short-term investments, consisting primarily of money market instruments and other fixed maturity issues purchased with an original maturity of 91 days to one year, are considered available-for-sale and are carried at fair value.

Derivative instruments are reported at fair value primarily using the Company's derivative accounting system. The system uses key financial data, such as yield curves, exchange rates, Standard & Poor's ("S&P") 500 Index prices, and London Inter Bank Offered Rates ("LIBOR"), which are obtained from third party sources and uploaded into the system. For those derivatives that are unable to be valued by the accounting system, the Company typically utilizes values established by third party brokers. Embedded derivative instruments are reported at fair value based upon internally established valuations that are consistent with external valuation models or market quotations.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

REPURCHASE AGREEMENTS

The Company engages in dollar repurchase agreements ("dollar rolls") and repurchase agreements to increase the return on investments and improve liquidity. These transactions involve a sale of securities and an agreement to repurchase substantially the same securities as those sold. Company policies require a minimum of 95% of the fair value of securities pledged under dollar rolls and repurchase agreement transactions to be maintained as collateral. Cash collateral received is invested in fixed maturities, and the carrying value of the securities pledged in dollar rolls and repurchase agreement transactions is included in Securities pledged on the Consolidated Balance Sheets. The repurchase obligation related to dollar rolls and repurchase agreements is included in Borrowed money on the Consolidated Balance Sheets.

The Company also enters into reverse repurchase agreements. These transactions involve a purchase of securities and an agreement to sell substantially the same securities as those purchased. Company policies require a minimum of 102% of the fair value of securities pledged under reverse repurchase agreements to be pledged as collateral. Reverse repurchase agreements are included in Cash and cash equivalents on the Consolidated Balance Sheets.

SECURITIES LENDING

The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. Initial collateral, primarily cash, is required at a rate of 102% of the market value of the loaned domestic securities. The collateral is deposited by the borrower with a lending agent, and retained and invested by the lending agent according to the Company's guidelines to generate additional income. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates.

DERIVATIVES

The Company's use of derivatives is limited mainly to hedging purposes to reduce the Company's exposure to cash flow variability of assets and liabilities, interest rate risk, credit risk, and market risk. Generally, derivatives are not accounted for using hedge accounting treatment under FAS 133, as the Company has not historically sought hedge accounting treatment.

The Company enters into interest rate, equity market, credit default, and currency contracts, including swaps, caps, floors, and options, to reduce and manage risks associated with changes in value, yield, price, cash flow, or exchange rates of assets or liabilities held or intended to be held, or to assume or reduce credit exposure associated with a referenced asset, index, or pool. The Company also utilizes options and futures on equity indices to reduce and manage risks associated with its annuity products. Open derivative contracts are reported as either Other investments or Other liabilities, as appropriate, on the Consolidated Balance Sheets. Changes in the fair value of such

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

derivatives are recorded in Net realized capital gains (losses) in the Consolidated Statements of Operations.

The Company also has investments in certain fixed maturity instruments, and has issued certain products with guarantees, that contain embedded derivatives whose market value is at least partially determined by, among other things, levels of or changes in domestic and/or foreign interest rates (short- or long-term), exchange rates, prepayment rates, equity markets, or credit ratings/spreads.

Embedded derivatives within fixed maturity instruments are included in Fixed maturities, available-for-sale, on the Consolidated Balance Sheets, and changes in fair value are recorded in Net realized capital gains (losses) in the Consolidated Statements of Operations.

Embedded derivatives within retail annuity products are included in Future policy benefits and claims reserves on the Consolidated Balance Sheets, and changes in the fair value are recorded in Interest credited and benefits to contractowners in the Consolidated Statements of Operations.

DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

GENERAL

DAC represents policy acquisition costs that have been capitalized and are subject to amortization. Such costs consist principally of certain commissions, underwriting, contract issuance, and certain agency expenses, related to the production of new and renewal business.

VOBA represents the outstanding value of in force business capitalized in purchase accounting when the Company was acquired and is subject to amortization. The value is based on the present value of estimated net cash flows embedded in the Company's contracts.

FAS 97 applies to universal life and investment-type products, such as fixed and variable deferred annuities. Under FAS 97, DAC and VOBA are amortized, with interest, over the life of the related contracts in relation to the present value of estimated future gross profits from investment, mortality, and expense margins, plus surrender charges.

INTERNAL Replacements

Contractowners may periodically exchange one contract for another, or make modifications to an existing contract. Beginning January 1, 2007, these transactions are identified as internal replacements and are accounted for in accordance with SOP 05-1.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

Internal replacements that are determined to result in substantially unchanged contracts are accounted for as continuations of the replaced contracts. Any costs associated with the issuance of the new contracts are considered maintenance costs and expensed as incurred. Unamortized DAC and VOBA related to the replaced contracts continue to be deferred and amortized in connection with the new contracts. For deferred annuities, the estimated future gross profits of the new contracts are treated as revisions to the estimated future gross profits of the replaced contracts in the determination of amortization.

Internal replacements that are determined to result in contracts that are substantially changed are accounted for as extinguishments of the replaced contracts, and any unamortized DAC and VOBA related to the replaced contracts are written off to Net amortization of deferred policy acquisition costs and value of business acquired in the Consolidated Statements of Operations.

UNLOCKING

Changes in assumptions can have a significant impact on DAC and VOBA balances and amortization rates. Several assumptions are considered significant in the estimation of future gross profits associated with variable deferred annuity products. One of the most significant assumptions involved in the estimation of future gross profits is the assumed return associated with the variable account performance. To reflect the volatility in the equity markets, this assumption involves a combination of near-term expectations and long-term assumptions regarding market performance. The overall return on the variable account is dependent on multiple factors, including the relative mix of the underlying sub-accounts among bond funds and equity funds, as well as equity sector weightings. Other significant assumptions include surrender and lapse rates, estimated interest spread, and estimated mortality.

Due to the relative size and sensitivity to minor changes in underlying assumptions of DAC and VOBA balances, the Company performs quarterly and annual analyses of DAC and VOBA. The DAC and VOBA balances are evaluated for recoverability.

At each evaluation date, actual historical gross profits are reflected, and estimated future gross profits and related assumptions are evaluated for continued reasonableness. Any adjustment in estimated future gross profits requires that the amortization rate be revised ("unlocking"), retroactively to the date of the policy or contract issuance. The cumulative unlocking adjustment is recognized as a component of current period amortization. In general, sustained increases in investment, mortality, and expense margins, and thus estimated future gross profits, lower the rate of amortization. Sustained decreases in investment, mortality, and expense margins, and thus estimated future gross profits, however, increase the rate of amortization.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

PROPERTY AND EQUIPMENT

Property and equipment are carried at cost, less accumulated depreciation. Expenditures for replacements and major improvements are capitalized; maintenance and repair expenditures are expensed as incurred.

At December 31, 2008 and 2007, total accumulated depreciation and amortization was $103.0 and $120.7, respectively. Depreciation on property and equipment is provided on a straight-line basis over the estimated useful lives of the assets with the exception of land and artwork, which are not depreciated or amortized. The Company's property and equipment are depreciated using the following estimated useful lives.

                                                      ESTIMATED USEFUL LIVES
                                                      -----------------------
Buildings                                                   40 years
Furniture and fixtures                                       5 years
Leasehold improvements                 10 years, or the life of the lease, whichever is shorter
Equipment                                                    3 years
Software                                                    3 years

RESERVES

The Company records as liabilities reserves to meet the Company's future obligations under its variable annuity and fixed annuity products.

Future policy benefits and claims reserves include reserves for deferred annuities and immediate annuities with and without life contingent payouts.

Reserves for individual and group deferred annuity investment contracts and individual immediate annuities without life contingent payouts are equal to cumulative deposits, less charges and withdrawals, plus credited interest thereon, net of adjustments for investment experience that the Company is entitled to reflect in future credited interest. Credited interest rates vary by product and ranged from 1.6% to 7.8% for the years 2008, 2007, and 2006. Certain reserves may also include net unrealized gains and losses related to investments and unamortized net realized gains and losses on investments for experience-rated contracts. Reserves on experienced-rated contracts reflect the rights of contractowners, plan participants, and the Company. During 2008, given the current economic environment, which resulted in significant net realized and unrealized losses, the Company did not include net unrealized and unamortized realized losses associated with experience-rated contracts in Future policy benefits and claims reserves. The net unrealized losses are reflected in Accumulated other comprehensive (loss) income, and the amortization of the unamortized realized losses have been recorded in Interest credited and other benefits to contractholders. Reserves for group immediate annuities without life contingent payouts are equal to the discount value of the payment at the implied break-even rate.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

Reserves for individual immediate annuities with life contingent payout benefits are computed on the basis of assumed interest discount rates, mortality, and expenses, including a margin for adverse deviations. Such assumptions generally vary by annuity type plan, year of issue, and policy duration. For the years 2008, 2007, and 2006, reserve interest rates ranged from 5.3% to 5.9% .

The Company records reserves for product guarantees, which can be either assets or liabilities, for annuity contracts containing guaranteed credited rates. The guarantee is treated as an embedded derivative or a stand-alone derivative (depending on the underlying product) and is required to be reported at fair value. The fair value of the obligation is calculated based on the income approach. The income associated with the contracts is projected using relevant actuarial and capital market assumptions, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced by using stochastic techniques under a variety of risk neutral scenarios and other best estimate assumptions. Explicit risk margins in the actuarial assumptions underlying valuations are included, as well as an explicit recognition of all nonperformance risks beginning January 1, 2008 with the adoption of FAS 157. Nonperformance risk for product guarantees contains adjustments to the fair values of these contract liabilities related to the current credit standing of ING and the Company based on credit default swaps with similar term to maturity and priority of payment. The ING credit default spread is applied to the discount factors for product guarantees in the Company's valuation model in order to incorporate credit risk into the fair values of these product guarantees.

The Company has a significant concentration of reinsurance arising from the disposition of its individual life insurance business. In 1998, the Company entered into an indemnity reinsurance arrangement with certain subsidiaries of Lincoln National Corporation ("Lincoln"). Effective March 1, 2007, the reinsurance agreements were assigned to a single subsidiary of Lincoln, and that subsidiary established a trust to secure its obligations to the Company under the reinsurance transaction. The Company includes an amount in Reinsurance recoverable on the Consolidated Balance Sheets, which equals the Company's total individual life reserves. Individual life reserves are included in Future policy benefits and claims reserves on the Consolidated Balance Sheets.

Unpaid claims and claim expenses for all lines of insurance include benefits for reported losses and estimates of benefits for losses incurred but not reported.

Certain variable annuities offer guaranteed minimum death benefits ("GMDB"). The GMDB is accrued in the event the contractowner account value at death is below the guaranteed value and is included in reserves.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

REVENUE RECOGNITION

For most annuity contracts, charges assessed against contractowner funds for the cost of insurance, surrenders, expenses, and other fees are recorded as revenue as charges are assessed. Other amounts received for these contracts are reflected as deposits and are not recorded as premiums or revenue. When annuity payments with life contingencies begin under contracts that were initially investment contracts, the accumulated balance in the account is treated as a single premium for the purchase of an annuity and reflected in both Premiums and Interest credited and other benefits to contractowners in the Consolidated Statements of Operations.

Premiums on the Consolidated Statements of Operations primarily represent amounts received for immediate annuities with life contingent payouts.

SEPARATE ACCOUNTS

Separate account assets and liabilities generally represent funds maintained to meet specific investment objectives of contractowners who bear the investment risk, subject, in limited cases, to certain minimum guarantees. Investment income and investment gains and losses generally accrue directly to such contractowners. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company or its affiliates.

Separate account assets supporting variable options under variable annuity contracts are invested, as designated by the contractowner or participant (who bears the investment risk subject, in limited cases, to minimum guaranteed rates) under a contract, in shares of mutual funds that are managed by the Company or its affiliates, or in other selected mutual funds not managed by the Company or its affiliates.

Separate account assets and liabilities are carried at fair value and shown as separate captions in the Consolidated Balance Sheets. Deposits, investment income, and net realized and unrealized capital gains (losses) of the separate accounts, however, are not reflected in the Consolidated Statements of Operations (with the exception of realized and unrealized capital gains (losses) on the assets supporting the guaranteed interest option). The Consolidated Statements of Cash Flows do not reflect investment activity of the separate accounts.

Assets and liabilities of separate account arrangements that do not meet the criteria for separate presentation in the Consolidated Balance Sheets (primarily the guaranteed interest option), and revenue and expenses related to such arrangements, are consolidated in the financial statements with the general account. At December 31, 2008 and 2007, unrealized capital losses of $53.2 and $11.0, respectively, after taxes, on assets supporting a guaranteed interest option are reflected in Shareholder's equity.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

REINSURANCE

The Company utilizes indemnity reinsurance agreements to reduce its exposure to losses from GMDBs in its annuity insurance business. Reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the Company's primary liability as the direct insurer of the risks. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial strength and credit ratings of its reinsurers. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the Company's Consolidated Balance Sheets.

Of the Reinsurance recoverable on the Consolidated Balance Sheets, $2.5 billion and $2.6 billion at December 31, 2008 and 2007, respectively, is related to the reinsurance recoverable from certain subsidiaries of Lincoln arising from the disposal of the Company's individual life insurance business in 1998 (see the Reinsurance footnote). Effective March 1, 2007, the reinsurance agreements were assigned to a single subsidiary of Lincoln, and that subsidiary established a trust to secure its obligations to the Company under the reinsurance transaction.

INCOME TAXES

The Company is taxed at regular corporate rates after adjusting income reported for financial statement purposes for certain items. Deferred income tax expenses/benefits result from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

2. INVESTMENTS

FIXED MATURITIES AND EQUITY SECURITIES

Fixed maturities and equity securities, available-for-sale, were as follows as of December 31, 2008.

                                                                    GROSS      GROSS
                                                               UNREALIZED UNREALIZED
                                                     AMORTIZED    CAPITAL    CAPITAL       FAIR
                                                          COST      GAINS     LOSSES      VALUE
                                                    ---------- ---------- ---------- ----------
Fixed maturities:
  U.S. Treasuries                                    $ 1,391.4     $ 84.5      $ 0.9  $ 1,475.0
  U.S. government agencies and authorities               797.1       77.2        1.2      873.1
  State, municipalities, and political subdivisions       72.9        0.3       17.7       55.5
  U.S. corporate securities:
     Public utilities                                  1,112.4        4.4      117.6      999.2
     Other corporate securities                        3,986.2       85.6      436.6    3,635.2
                                                    ---------- ---------- ---------- ----------
  Total U.S. corporate securities                      5,098.6       90.0      554.2    4,634.4
                                                    ---------- ---------- ---------- ----------
  Foreign securities(1):
     Government                                          397.8        4.3       61.4      340.7
     Other                                             2,188.5       27.0      274.0    1,941.5
                                                    ---------- ---------- ---------- ----------
  Total foreign securities                             2,586.3       31.3      335.4    2,282.2
                                                    ---------- ---------- ---------- ----------
  Residential mortgage-backed securities               3,412.6      153.6      266.7    3,299.5
  Commercial mortgage-backed securities                1,604.0        0.1      370.5    1,233.6
  Other asset-backed securities                          830.2        9.0      214.9      624.3
                                                    ---------- ---------- ---------- ----------
  Total fixed maturities, including
     securities pledged                               15,793.1      446.0    1,761.5   14,477.6
  Less: securities pledged                             1,160.5       72.7        7.8    1,225.4
                                                    ---------- ---------- ---------- ----------
Total fixed maturities                                14,632.6      373.3    1,753.7   13,252.2
Equity securities                                        247.7        1.0        8.4      240.3
                                                    ---------- ---------- ---------- ----------
Total investments, available-for-sale               $ 14,880.3    $ 374.3  $ 1,762.1 $ 13,492.5
                                                    ========== ========== ========== ==========

(1) Primarily U.S. dollar denominated.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

Fixed maturities and equity securities, available-for-sale, were as follows as of December 31, 2007.

                                                                    GROSS      GROSS
                                                               UNREALIZED UNREALIZED
                                                     AMORTIZED    CAPITAL    CAPITAL       FAIR
                                                          COST      GAINS     LOSSES      VALUE
                                                    ---------- ---------- ---------- ----------
Fixed maturities:
  U.S. Treasuries                                       $ 11.2      $ 0.7        $ -     $ 11.9
  U.S. government agencies and authorities                 0.6          -          -        0.6
  State, municipalities, and political subdivisions       66.1        0.1        2.2       64.0
  U.S. corporate securities:
     Public utilities                                  1,049.1       10.8       15.6    1,044.3
     Other corporate securities                        3,855.1       46.1       65.2    3,836.0
                                                    ---------- ---------- ---------- ----------
  Total U.S. corporate securities                      4,904.2       56.9       80.8    4,880.3
                                                    ---------- ---------- ---------- ----------
  Foreign securities(1):
     Government                                          379.3       17.1        6.6      389.8
     Other                                             1,955.8       29.9       40.3    1,945.4
                                                    ---------- ---------- ---------- ----------
  Total foreign securities                             2,335.1       47.0       46.9    2,335.2
                                                    ---------- ---------- ---------- ----------
  Residential mortgage-backed securities               4,146.1      101.8       63.5    4,184.4
  Commercial mortgage-backed securities                1,927.3       10.7       52.3    1,885.7
  Other asset-backed securities                          924.3        5.5       41.5      888.3
                                                    ---------- ---------- ---------- ----------
  Total fixed maturities, including
     securities pledged                               14,314.9      222.7      287.2   14,250.4
  Less: securities pledged                               940.2        8.0       14.1      934.1
                                                    ---------- ---------- ---------- ----------
Total fixed maturities                                13,374.7      214.7      273.1   13,316.3
Equity securities                                        440.1       13.8        7.5      446.4
                                                    ---------- ---------- ---------- ----------
Total investments, available-for-sale               $ 13,814.8    $ 228.5    $ 280.6 $ 13,762.7
                                                    ========== ========== ========== ==========

(1) Primarily U.S. dollar denominated.

At December 31, 2008 and 2007, net unrealized losses were $1,322.9 and $58.2, respectively, on total fixed maturities, including securities pledged to creditors, and equity securities. During 2008, as a result of the current economic environment, which resulted in significant losses on investments supporting experience-rated contracts, the Company reflected all unrealized losses in Shareholder's equity rather than Future policy benefits and claims reserves. At December 31, 2007, $16.4 of net unrealized capital gains (losses) was related to experience-rated contracts and was not reflected in Shareholder's equity but in Future policy benefits and claim reserves.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

The amortized cost and fair value of total fixed maturities as of December 31, 2008, are shown below by contractual maturity. Actual maturities may differ from contractual maturities as securities may be restructured, called, or prepaid.

                                                AMORTIZED       FAIR
                                                     COST      VALUE
                                               ---------- ----------
Due to mature:
  One year or less                                $ 273.3    $ 271.5
  After one year through five years               3,751.8    3,576.2
  After five years through ten years              3,546.6    3,344.4
  After ten years                                 2,374.6    2,128.1
  Mortgage-backed securities                      5,016.6    4,533.1
  Other asset-backed securities                     830.2      624.3
Less: securities pledged                          1,160.5    1,225.4
                                               ---------- ----------
Fixed maturities, excluding securities pledged $ 14,632.6 $ 13,252.2
                                               ========== ==========

The Company did not have any investments in a single issuer, other than obligations of the U.S. government and government agencies, with a carrying value in excess of 10% of the Company's Shareholder's equity at December 31, 2008 or 2007.

At December 31, 2008 and 2007, fixed maturities with fair values of $14.2 and $13.9, respectively, were on deposit as required by regulatory authorities.

The Company invests in various categories of collateralized mortgage obligations ("CMOs") that are subject to different degrees of risk from changes in interest rates and, for CMOs that are not agency-backed, defaults. The principal risks inherent in holding CMOs are prepayment and extension risks related to dramatic decreases and increases in interest rates resulting in the prepayment of principal from the underlying mortgages, either earlier or later than originally anticipated. At December 31, 2008 and 2007, approximately 13.0% and 11.3%, respectively, of the Company's CMO holdings were invested in those types of CMOs which are subject to more prepayment and extension risk than traditional CMOs, such as interest-only or principal-only strips.

TRANSFER OF ALT-A RMBS PARTICIPATION INTEREST

On January 26, 2009, ING announced it reached an agreement, for itself and on behalf of certain ING affiliates including the Company, with the Dutch State on an Illiquid Assets Back-up Facility (the "Back-up Facility") covering 80% of ING's Alt-A residential mortgage-backed securities ("Alt-A RMBS"). Under the terms of the Back-up Facility, a full credit risk transfer to the Dutch State will be realized on 80% of ING's Alt-A RMBS owned by ING Bank, FSB and ING affiliates within ING Insurance Americas with a book value of $36.0 billion portfolio, including book value of $775.1 of the Alt-A RMBS portfolio owned by the Company (with respect to the Company's portfolio, the "Designated Securities Portfolio") (the "ING-Dutch State Transaction"). As a result of the risk transfer, the Dutch State will participate in 80% of any results of the ING Alt-A RMBS portfolio. The risk transfer to the Dutch State will take place at a discount of approximately 10% of par value. In addition, under the Back-up Facility, other fees will

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

be paid both by the Company and the Dutch State. Each ING company participating in the ING-Dutch State Transaction, including the Company will remain the legal owner of 100% of its Alt-A RMBS portfolio and will remain exposed to 20% of any results on the portfolio. Subject to documentation and regulatory approvals, the ING-Dutch State Transaction is expected to close by the end of March 2009, with the affiliate participation conveyance and risk transfer to the Dutch State described in the succeeding paragraph to take effect as of January 26, 2009.

In order to implement that portion of the ING-Dutch State Transaction related to the Company's Designated Securities Portfolio, the Company will enter into a participation agreement with its affiliates, ING Support Holding B.V. ("ING Support Holding") and ING pursuant to which the Company will convey to ING Support Holding an 80% participation interest in its Designated Securities Portfolio and pay a periodic transaction fee, and will receive, as consideration for the participation, an assignment by ING Support Holding of its right to receive payments from the Dutch State under the Illiquid Assets Back-Up Facility related to the Company's Designated Securities Portfolio among, ING, ING Support Holding and the Dutch State (the "Company Back-Up Facility"). Under the Company Back-Up Facility, the Dutch State will be obligated to pay certain periodic fees and make certain periodic payments with respect to the Company's Designated Securities Portfolio, and ING Support Holding will be obligated to pay a periodic guarantee fee and make periodic payments to the Dutch State equal to the distributions it receives with respect to the 80% participation interest in the Company's Designated Securities Portfolio.

In a second transaction, known as the Step 1 Cash Transfer, a portion of the Company's Alt-A RMBS which has a book value of $4.2 will be sold for cash to an affiliate, Lion II Custom Investments LLC ("Lion II"). Immediately thereafter, Lion II will sell to ING Direct Bancorp the purchased securities (the "Step 2 Cash Transfer"). Contemporaneous with the Step 2 Cash Transfer, ING Direct Bancorp will include such purchased securities as part of its Alt-A RMBS portfolio sale to the Dutch State. Subject to documentation and regulatory approval, the Step 1 Cash Transfer is expected to close by the end of March 2009 contemporaneous with the closing of the ING-Dutch State Transaction.

Since the Company had the intent to sell a portion of its Alt-A RMBS through the 80% participation interest in its Designated Securities Portfolio or as part of the Step 1 Cash Transfer as of December 31, 2008, the Company recognized $253.2 in other-than-temporary impairments with respect to the 80% participation interest in its Designated Securities Portfolio that it expects to convey as part of the ING-Dutch State Transaction and the Step 1 Cash Transfer. The Company expects to recognize a gain in the estimated range of $220.0 to $240.0 upon the closing of the ING-Dutch State Transaction and the Step 1 Cash Transfer.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

EQUITY SECURITIES

Equity securities, available-for-sale, included investments with fair values of $141.0 and $279.5 in ING proprietary funds as of December 31, 2008 and 2007, respectively.

REPURCHASE AGREEMENTS

The Company engages in dollar repurchase agreements ("dollar rolls") and repurchase agreements to increase its return on investments and improve liquidity. These transactions involve a sale of securities and an agreement to repurchase substantially the same securities as those sold. Company policies require a minimum of 95% of the fair value of securities pledged under dollar rolls and repurchase agreement transactions to be maintained as collateral. Cash collateral received is invested in fixed maturities, and the offsetting collateral liability is included in Borrowed money on the Consolidated Balance Sheets. At December 31, 2008 and 2007, the carrying value of the securities pledged in dollar rolls and repurchase agreement transactions was $657.2 and $757.6, respectively. The carrying value of the securities pledged in dollar rolls and repurchase agreement transactions is included in Securities pledged on the Consolidated Balance Sheets. The repurchase obligation related to dollar rolls and repurchase agreements totaled $613.9 and $734.8 at December 31, 2008 and 2007, respectively. The repurchase obligation related to dollar rolls and repurchase agreements is included in Borrowed money on the Consolidated Balance Sheets.

The Company also engages in reverse repurchase agreements. At December 31, 2008 and 2007, the Company did not have any reverse repurchase agreements.

The primary risk associated with short-term collateralized borrowings is that the counterparty will be unable to perform under the terms of the contract. The Company's exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments, an amount that was immaterial at December 31, 2008 and 2007. The Company believes the counterparties to the dollar rolls, repurchase, and reverse repurchase agreements are financially responsible and that the counterparty risk is minimal.

SECURITIES LENDING

The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. Initial collateral, primarily cash, is required at a rate of 102% of the market value of the loaned domestic securities. The collateral is deposited by the borrower with a lending agent, and retained and invested by the lending agent according to the Company's guidelines to generate additional income. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates. At December 31, 2008 and 2007, the fair value of loan securities was $474.8 and $176.5, respectively.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

UNREALIZED CAPITAL LOSSES

Unrealized capital losses in fixed maturities at December 31, 2008 and 2007, were primarily related to the effects of interest rate movement or spread widening on mortgage and other asset-backed securities. Mortgage and other asset-backed securities include U.S. government-backed securities, principal protected securities, and structured securities, which did not have an adverse change in cash flows. The following table summarizes the unrealized capital losses by duration and reason, along with the fair value of fixed maturities, including securities pledged, in unrealized capital loss positions at December 31, 2008 and 2007.

                                 LESS THAN       MORE THAN MORE THAN
                                       SIX      SIX MONTHS    TWELVE
                                    MONTHS   AND LESS THAN    MONTHS      TOTAL
                                     BELOW   TWELVE MONTHS     BELOW UNREALIZED
                                 AMORTIZED BELOW AMORTIZED AMORTIZED    CAPITAL
2008                                  COST            COST     COSTS       LOSS
----                             --------- --------------- --------- ----------
Interest rate or spread widening   $ 144.2         $ 381.7   $ 383.5    $ 909.4
Mortgage and other
  asset-backed securities             65.3           188.5     598.3      852.1
                                 --------- --------------- --------- ----------
Total unrealized capital losses    $ 209.5         $ 570.2   $ 981.8  $ 1,761.5
                                 ========= =============== ========= ==========
Fair value                       $ 2,999.6       $ 3,446.7 $ 2,964.2  $ 9,410.5
                                 ========= =============== ========= ==========

                                 LESS THAN       MORE THAN MORE THAN
                                       SIX      SIX MONTHS    TWELVE
                                    MONTHS   AND LESS THAN    MONTHS      TOTAL
                                     BELOW   TWELVE MONTHS     BELOW UNREALIZED
                                 AMORTIZED BELOW AMORTIZED AMORTIZED    CAPITAL
2007                                  COST            COST     COSTS       LOSS
----                             --------- --------------- --------- ----------
Interest rate or spread widening    $ 18.8          $ 62.3    $ 48.8    $ 129.9
Mortgage and other
  asset-backed securities             30.1            69.0      58.2      157.3
                                 --------- --------------- --------- ----------
Total unrealized capital losses     $ 48.9         $ 131.3   $ 107.0    $ 287.2
                                 ========= =============== ========= ==========
Fair value                       $ 2,256.2       $ 2,217.7 $ 3,612.1  $ 8,086.0
                                 ========= =============== ========= ==========

Of the unrealized capital losses aged more than twelve months, the average market value of the related fixed maturities is 79.2% of the average book value. In addition, this category includes 1,243 securities, which have an average quality rating of AA-. No other-than-temporary impairment loss was considered necessary for these fixed maturities as of December 31, 2008. The value of the Company's fixed maturities declined $534.2, before tax and DAC, from December 31, 2008 though February 28, 2009, due to further widening of credit spreads. This decline in fair value includes $81.7 related to the Company's investments in commercial mortgage-backed securities.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

OTHER-THAN-TEMPORARY IMPAIRMENTS

The following table identifies the Company's other-than-temporary impairments by type for the years ended December 31, 2008, 2007, and 2006.

                                       2008                  2007                    2006
                              --------------------- --------------------- ---------------------
                                             NO. OF                NO. OF                NO. OF
                              IMPAIRMENT SECURITIES IMPAIRMENT SECURITIES IMPAIRMENT SECURITIES
                              ---------- ---------- --------------------- ---------- ----------
U.S. Treasuries                      $ -          -    $ -              -      $ 6.4          4
U.S. corporate                     283.2        233   36.3            113       24.4         67
Foreign                            108.9         94   19.1             54        4.2         10
Residential mortgage-backed        349.3        194    7.1             30       16.6         76
Other asset-backed                 245.6         64   10.5             21        7.0          1
Equity securities                   55.1         17      -              -        0.1          3
Limited partnerships                 6.6          6    3.0              1          -          -
Mortgage loans on real estate        3.8          1      -              -          -          -
                              ---------- ---------- --------------------- ---------- ----------
Total                          $ 1,052.5        609 $ 76.0            219     $ 58.7        161
                              ========== ========== ====== ============== ========== ==========

The above schedule includes $235.8, $16.4, and $16.1 for the years ended December 31, 2008, 2007, and 2006, respectively, in other-than-temporary write-downs related to the analysis of credit-risk and the possibility of significant prepayment risk. The remaining $816.7, $59.6, and $42.6 in write-downs for the years ended December 31, 2008, 2007, and 2006, respectively, are related to investments that the Company does not have the intent to retain for a period of time sufficient to allow for recovery in fair value.

The following table summarizes these write-downs recognized by type for the years ended December 31, 2008, 2007, and 2006.

                                      2008                  2007                  2006
                            --------------------- --------------------- ---------------------
                                           NO. OF                NO. OF                NO. OF
                            IMPAIRMENT SECURITIES IMPAIRMENT SECURITIES IMPAIRMENT SECURITIES
                            ---------- ---------- ---------- ---------- ---------- ----------
U.S. Treasuries                    $ -          -        $ -          -      $ 6.4          4
U.S. corporate                   204.5        180       31.6        102       24.4         67
Foreign                           81.3         78       19.1         54        4.2         10
Residential mortgage-backed      291.8        128        2.6          2        0.6          1
Other asset-backed               239.1         43        6.3         16        7.0          1
                            ---------- ---------- ---------- ---------- ---------- ----------
Total                          $ 816.7        429     $ 59.6        174     $ 42.6         83
                            ========== ========== ========== ========== ========== ==========

The remaining fair value of the fixed maturities with other-than-temporary impairments at December 31, 2008, 2007, and 2006 was $2,136.5, $1,210.8, and
$704.4, respectively.

The Company may sell securities during the period in which fair value has declined below amortized cost for fixed maturities or cost for equity securities. In certain situations new factors, including changes in the business environment, can change the Company's previous intent to continue holding a security.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

NET INVESTMENT INCOME

Sources of Net investment income were as follows for the years ended December 31, 2008, 2007, and 2006.

                                                 2008         2007      2006
                                            ------------ --------- ---------
Fixed maturities, available-for-sale        $ 1,020.6      $ 895.5   $ 969.0
Equity securities, available-for-sale           (13.2)        38.5      10.5
Mortgage loans on real estate                   116.0        118.5      93.6
Real estate                                       9.0            -         -
Policy loans                                     14.2         14.1      13.2
Short-term investments and cash equivalents       4.5          2.2       2.4
Other                                            12.7         88.3      44.5
                                            ------------ --------- ---------
Gross investment income                       1,163.8      1,157.1   1,133.2
Less: investment expenses                        80.1        102.4     103.5
                                            ------------ --------- ---------
Net investment income                       $ 1,083.7    $ 1,054.7 $ 1,029.7
                                            ============ ========= =========

NET REALIZED CAPITAL GAINS (LOSSES)

Net realized capital gains (losses) are comprised of the difference between the amortized cost of investments and proceeds from sale and redemption, as well as losses incurred due to other-than-temporary impairment of investments and changes in fair value of derivatives. The cost of the investments on disposal is determined based on specific identification of securities. Net realized capital gains (losses) on investments were as follows for the years ended December 31, 2008, 2007, and 2006.

                                                   2008       2007       2006
                                               ----------- ---------- ----------
Fixed maturities, available-for-sale           $ (990.8)   $ (50.3)   $ (67.0)
Equity securities, available-for-sale             (81.0)       6.4        9.3
Derivatives                                      (187.0)    (123.0)      (3.9)
Other                                             (18.7)      (2.6)         -
Less: allocation to experience-rated contracts    624.4      141.9      (64.6)
                                               ----------- ---------- ----------
Net realized capital (loss) gains              $ (653.1)   $ (27.6)     $ 3.0
                                               =========== ========== ==========
After-tax net realized capital (loss) gains    $ (424.5)   $ (17.9)     $ 2.0
                                               =========== ========== ==========

The increase in Net realized capital losses for the year ended December 31, 2008, was primarily due to higher credit and intent related impairments of fixed maturities driven by the widening of credit spreads. In addition, the Company experienced losses on equity securities mainly due to the poor market performance and losses on interest rate swaps due to lower LIBOR rates in 2008.

Net realized capital gains (losses) allocated to experience-rated contracts are deducted from Net realized capital gains (losses) and an offsetting amount was reflected in Future policy benefits and claim reserves on the Consolidated Balance Sheets. During 2008, as a result of the current economic environment, which resulted in significant realized losses associated with experience-rated contracts, the Company accelerated amortization of

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

realized losses rather than reflect those losses in Future policy benefits and claims reserves. During 2008, the Company fully amortized $624.4 of net unamortized realized capital losses allocated to experience-rated contractowners, which are reflected in Interest credited and other benefits to contractowners in the Consolidated Statements of Operations. Net unamortized realized capital gains allocated to experienced-rated contractowners were $53.8 and $164.5 at December 31, 2007 and 2006, respectively, and were reflected in Future policy benefits and claims reserves.

Proceeds from the sale of fixed maturities and equity securities, available-for-sale, and the related gross realized gains and losses, excluding those related to experience-related contracts, as appropriate, were as follows for the years ended December 31, 2008, 2007, and 2006.

                        2008         2007         2006
                  ------------- ------------ ---------
Proceeds on sales $ 12,649.0    $ 5,738.8    $ 6,481.2
Gross gains            120.0         66.4        109.0
Gross losses          (234.4)      (101.2)       110.9


3.   FINANCIAL INSTRUMENTS

FAIR VALUE MEASUREMENTS

FAS 157 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements.

FAIR VALUE HIERARCHY

The Company has categorized its financial instruments into a three level hierarchy based on the priority of the inputs to the valuation technique.

The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Consolidated Balance Sheets are categorized as follows:

- Level 1 - Unadjusted quoted prices for identical assets or liabilities in an active market.

- Level 2 - Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability.
     Level 2 inputs include the following:

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

a)   Quoted prices for similar assets or liabilities in active markets;
b) Quoted prices for identical or similar assets or liabilities in non-active markets;
c)   Inputs other than quoted market prices that are observable; and
d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

- Level 3 - Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability.

The following table presents the Company's hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2008.

                                                     LEVEL 1    LEVEL 2 LEVEL 3(1)      TOTAL
                                                  ---------- ---------- ------------ ----------
Assets:
  Fixed maturities, available-for-sale, including
     securities pledged                            $ 1,481.7 $ 10,704.3    $ 2,291.6 $ 14,477.6
  Equity securities, available-for-sale                240.3          -            -      240.3
  Other investments (primarily derivatives)                -      235.2            -      235.2
  Cash and cash equivalents, short-term
     investments, and short-term investments
     under securities loan agreement                   729.3          -            -      729.3
  Assets held in separate accounts                  30,547.6    5,380.1            -   35,927.7
                                                  ---------- ---------- ------------ ----------
Total                                             $ 32,998.9 $ 16,319.6    $ 2,291.6 $ 51,610.1
                                                  ========== ========== ============ ==========
Liabilities:
  Product guarantees                                     $ -        $ -      $ 220.0    $ 220.0
  Other liabilities (primarily derivatives)                -      470.5         73.6      544.1
                                                  ---------- ---------- ------------ ----------
Total                                                    $ -    $ 470.5      $ 293.6    $ 764.1
                                                  ========== ========== ============ ==========

(1) Level 3 net assets and liabilities accounted for 3.9% of total net assets and liabilities measured at fair value on a recurring basis. Excluding separate accounts assets for which the policyholder bears the risk, the Level 3 net assets and liabilities in relation to total net assets and liabilities measured at fair value on a recurring basis totaled 13.4%.

VALUATION OF FINANCIAL ASSETS AND LIABILITIES

The Company utilizes a number of valuation methodologies to determine the fair values of its financial assets and liabilities in conformity with the concepts of "exit price" and the fair value hierarchy as prescribed in FAS 157. Valuations are obtained from third party commercial pricing services, brokers and industry-standard, vendor-provided software that models the value based on market observable inputs. The valuations obtained from the brokers are non-binding. The valuations are reviewed and validated monthly through comparisons to internal pricing models, back testing to recent trades, and monitoring of trading volumes.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

All valuation methods and assumptions are validated at least quarterly to ensure the accuracy and relevance of the fair values. There were no material changes to the valuation methods or assumptions used to determine fair values.

The following valuation methods and assumptions were used by the Company in estimating the fair value of the following financial instruments:

FIXED MATURITIES, AVAILABLE-FOR-SALE: The fair values for the actively traded marketable bonds are determined based upon the quoted market prices or dealer quotes and are classified as Level 1 assets. The fair values for marketable bonds without an active market, excluding subprime and Alt-A mortgage-backed securities, are obtained through several commercial pricing services, which provide the estimated fair values, and are classified as Level 2 assets. These services incorporate a variety of market observable information in their valuation techniques, including benchmark yields, broker-dealer quotes, credit quality, issuer spreads, bids, offers and other reference data. Valuations obtained from third party commercial pricing services are non-binding and are validated monthly through comparisons to internal pricing models, back testing to recent trades, and monitoring of trading volumes.

Fair values of privately placed bonds are determined using a matrix-based pricing model and are classified as Level 2 assets. The model considers the current level of risk-free interest rates, current corporate spreads, the credit quality of the issuer, and cash flow characteristics of the security. Also considered are factors such as the net worth of the borrower, the value of collateral, the capital structure of the borrower, the presence of guarantees, and the Company's evaluation of the borrower's ability to compete in their relevant market. Using this data, the model generates estimated market values, which the Company considers reflective of the fair value of each privately placed bond.

The fair values for certain collateralized mortgage obligations ("CMO-Bs") are determined by taking the average of broker quotes when more than one broker quote is provided. A few of the CMO-Bs are priced by the originating broker due to the complexity and unique characteristics of the asset. Due to the lack of corroborating evidence to support a higher level, these bonds are classified as Level 3 assets.

Trading activity for the Company's Residential Mortgage-backed Securities ("RMBS"), particularly subprime and Alt-A mortgage-backed securities, has been declining during 2008 as a result of the dislocation of the credit markets. During 2008, the Company continued to obtain pricing information from commercial pricing services and brokers. However, the pricing for subprime and Alt-A mortgage-backed securities did not represent regularly occurring market transactions since the trading activity declined significantly in the second half of 2008. As a result, the Company concluded in the second half of 2008 that the market for subprime and Alt-A mortgage-backed securities was inactive. The Company did not change its valuation procedures, which are consistent with those used for Level 2 marketable bonds without an active market, as a result of determining that the market was inactive. However, the Company determined that the

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

classification within the valuation hierarchy should be transferred to Level 3 due to market inactivity.

At December 31, 2008, the fixed maturities valued using unadjusted broker quotes totaled $9,069.0.

EQUITY SECURITIES, AVAILABLE-FOR-SALE: Fair values of these securities are based upon quoted market price and are classified as Level 1 assets.

CASH AND CASH EQUIVALENTS, SHORT-TERM INVESTMENTS, AND SHORT-TERM INVESTMENTS UNDER SECURITIES LOAN AGREEMENT: The carrying amounts for cash reflect the assets' fair values. The fair values for cash equivalents and short-term investments are determined based on quoted market prices. These assets are classified as Level 1.

ASSETS HELD IN SEPARATE ACCOUNTS: Assets held in separate accounts are reported at the quoted fair values of the underlying investments in the separate accounts. Mutual funds, short-term investments and cash are based upon a quoted market price and are included in Level 1. Bond valuations are obtained from third party commercial pricing services and brokers and are included in Level 2. The valuations obtained from brokers are non-binding. Valuations are validated monthly through comparisons to internal pricing models, back testing to recent trades, and monitoring of trading volumes.

OTHER FINANCIAL INSTRUMENTS REPORTED AS ASSETS AND LIABILITIES: The carrying amounts for these financial instruments (primarily derivatives) reflect the fair value of the assets and liabilities. Derivatives are carried at fair value (on the Consolidated Balance Sheets), which is determined using the Company's derivative accounting system in conjunction with observable key financial data from third party sources or through values established by third party brokers. Counterparty credit risk is considered and incorporated in the Company's valuation process through counterparty credit rating requirements and monitoring of overall exposure. It is the Company's policy to deal only with investment grade counterparties with a credit rating of A- or better. These assets and liabilities are classified as Level 2.

PRODUCT GUARANTEES: The Company records reserves for product guarantees, which can be either assets or liabilities, for annuity contracts containing guaranteed credited rates in accordance with FAS 133. The guarantee is treated as an embedded derivative or a stand-alone derivative (depending on the underlying product) and is required to be reported at fair value. The fair value of the obligation is calculated based on the income approach as described in FAS 157. The income associated with the contracts is projected using relevant actuarial and capital market assumptions, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced by using stochastic techniques under a variety of risk neutral scenarios and other best estimate assumptions. Explicit risk margins in the actuarial assumptions underlying valuations are included, as well as an explicit recognition of all nonperformance risks as required by FAS 157. Nonperformance risk for product guarantees contains adjustments to the fair values of these contract liabilities related to

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

the current credit standing of ING and the Company based on credit default swaps with similar term to maturity and priority of payment. The ING credit default spread is applied to the discount factors for product guarantees in the Company's valuation model in order to incorporate credit risk into the fair values of these product guarantees. As of December 31, 2008, the credit ratings of ING and the Company changed in relation to prior periods, which resulted in substantial changes in the valuation of the reserves for product guarantees.

The following disclosures are made in accordance with the requirements of FAS No. 107, "Disclosures about Fair Value of Financial Instruments" ("FAS 107"). FAS 107 requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the instrument.

FAS 107 excludes certain financial instruments, including insurance contracts, and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following valuation methods and assumptions were used by the Company in estimating the fair value of the following financial instruments:

MORTGAGE LOANS ON REAL ESTATE: The fair values for mortgage loans on real estate are estimated using discounted cash flow analyses and rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

POLICY LOANS: The fair value of policy loans is equal to the carrying, or cash surrender, value of the loans. Policy loans are fully collateralized by the account value of the associated insurance contracts.

INVESTMENT CONTRACT LIABILITIES (INCLUDED IN FUTURE POLICY BENEFITS AND CLAIM RESERVES):

     WITH A FIXED MATURITY: Fair value is estimated by discounting cash flows at interest rates currently being offered by, or available to, the Company for similar contracts.

     WITHOUT A FIXED MATURITY: Fair value is estimated as the amount payable to the contractowner upon demand. However, the Company has the right under such contracts to delay payment of withdrawals, which may ultimately result in paying an amount different than that determined to be payable on demand.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

The carrying values and estimated fair values of certain of the Company's financial instruments were as follows at December 31, 2008 and 2007.

                                                         2008                  2007
                                        ---------- ---------- ---------- ----------
                                          CARRYING       FAIR   CARRYING       FAIR
                                             VALUE      VALUE      VALUE      VALUE
                                        ---------- ---------- ---------- ----------
Assets:
  Fixed maturities, available-for-sale,
     including securities pledged       $ 14,477.6 $ 14,477.6 $ 14,250.4 $ 14,250.4
  Equity securities, available-for-sale      240.3      240.3      446.4      446.4
  Mortgage loans on real estate            2,107.8    2,027.9    2,089.4    2,099.3
  Policy loans                               267.8      267.8      273.4      273.4
  Cash, cash equivalents, short-term
     investments, and short-term
     investments under securities
     loan agreement                          729.3      729.3      622.9      622.9
  Other investments                          749.1      749.1      670.9      670.9
  Assets held in separate accounts        35,927.7   35,927.7   48,091.2   48,091.2
Liabilities:
  Investment contract liabilities:
     With a fixed maturity                 1,529.4    1,610.6    1,251.1    1,308.7
     Without a fixed maturity             15,611.8   17,237.9   13,421.9   13,379.1
  Derivatives                                544.1      544.1      200.3      200.3

Fair value estimates are made at a specific point in time, based on available market information and judgments about various financial instruments, such as estimates of timing and amounts of future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized capital gains (losses). In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instruments. In evaluating the Company's management of interest rate, price, and liquidity risks, the fair values of all assets and liabilities should be taken into consideration, not only those presented above.

LEVEL 3 FINANCIAL INSTRUMENTS

The fair values of certain assets and liabilities are determined using prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement (i.e., Level 3 as defined by FAS 157). These valuations, whether derived internally or obtained from a third party, use critical assumptions that are not widely available to estimate market participant expectations in valuing the asset or liability. In light of the methodologies employed to obtain the fair value of financial assets and liabilities classified as Level 3, additional information is presented below, with particular attention addressed to the reserves for product guarantees due to the impact on the Company's results of operations.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

The following table summarizes the change in fair value of the Company's Level 3 assets and liabilities for the year ended December 31, 2008.

                                                             FIXED                        PRODUCT
                                                        MATURITIES    DERIVATIVES      GUARANTEES
                                                       -------------- -------------- ---------------
Balance at January 1, 2008                             $ 1,737.6            $ -         $ (76.4)
  Capital gains (losses):
     Net realized capital gains (losses)                   (72.6)(1)      (29.3)         (139.6)(3)
     Net unrealized capital (losses) gains(2)               71.8              -               -
                                                       -------------- -------------- ---------------
  Total net realized and unrealized capital losses          (0.8)         (29.3)         (139.6)
     Purchases, sales, issuances, and settlements, net    (171.7)          21.5            (4.0)
     Transfer in (out) of Level 3                          726.5          (65.8)              -
                                                       -------------- -------------- ---------------
Balance at December 31, 2008                           $ 2,291.6        $ (73.6)       $ (220.0)
                                                       ============== ============== ===============

(1) This amount is included in Net realized capital gains (losses) on the Consolidated Statements of Operations.

(2) The amounts in this line are included in Accumulated other comprehensive income (loss) on the Consolidated Balance Sheets.

(3) This amount is included in Interest credited and other benefits to contractowners on the Consolidated Statements of Operations. All gains and losses on Level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure because it is impracticable to track realized and unrealized gains (losses) separately on a contract-by-contract basis.

For the year ended December 31, 2008, the value of the liability increased due to increased credit spreads, increased interest rate volatility and decreased interest rates. As of December 31, 2008, the net realized gains attributable to credit risk were $107.9. The unrealized capital losses on fixed maturities were driven by the widening of credit spreads.

During 2008, the Company determined that the classification within the valuation hierarchy related to the subprime and Alt-A mortgage-backed securities within the RMBS portfolio should be changed due to market inactivity. This change is presented as transfers into Level 3 in the table above and discussed in more detail in the previous disclosure regarding RMBS.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

DERIVATIVE FINANCIAL INSTRUMENTS

                                                                                 NOTIONAL  AMOUNT      FAIR VALUE
                                                                                  2008     2007     2008        2007
                                                                                 -------  ------- ----------- -----------
INTEREST RATE SWAPS
   Interest rate swaps are used to manage the interest rate risk in the Company's fixed maturities portfolio, as well as the
     Company's liabilities. Interest rate swaps represent contracts that require the exchange of cash flows at regular interim
     periods, typically monthly or quarterly.                                    7,207.2  7,680.0  $ (232.0)   $ (111.6)

FOREIGN EXCHANGE SWAPS
   Foreign exchange swaps are used to reduce the risk of a change in the value, yield, or cash flow with respect to invested assets.
     Foreign exchange swaps represent contracts that require the exchange of foreign currency cash flows for U.S. dollar cash flows at regular interim periods, typically quarterly or
     semi-annually.                                                                199.5    224.5     (18.6)      (45.3)

CREDIT DEFAULT SWAPS
   Credit default swaps are used to reduce the credit loss exposure with respect to certain assets that the Company owns, or to assume credit exposure to certain assets that the Company does not own. Payments are made to or received from the counterparty at specified intervals and amounts for the purchase or sale of credit protection. In the event of a default on the underlying credit exposure, the Company will either receive an additional payment (purchased credit protection) or will be required to make an additional payment (sold credit protection) equal to the
     notional value of the swap contract.                                          341.1    335.9     (58.9)       (8.8)

FORWARDS
   Forwards are acquired to hedge the Company's inverse portfolio against movements in interest rates, particularly mortgage rates.
     On the settlement date, the Company will either receive a payment
     (interest rate drops on owned forwards or interest rate rises on purchased forwards) or will be required to make a payment
     (interest rate rises on owned forwards or interest rate drops on
     purchased forwards).                                                          263.0      -         3.3         -


ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

                                                                                 NOTIONAL  AMOUNT      FAIR VALUE
                                                                                  2008     2007     2008        2007
                                                                                 -------  ------- ----------- -----------
SWAPTIONS
   Swaptions are used to manage interest rate risk in the Company's collateralized mortgage obligation portfolio. Swaptions are contracts that give the Company the option to enter into an interest rate swap
     at a specific future date.                                                  2,521.5    542.3     $ 5.1       $ 0.2

FUTURES
   Futures contracts are used to hedge against a decrease in certain equity indices. Such decrease may result in a decrease in variable annuity account values, which would increase the possibility of the
     Company incurring an expense for guaranteed benefits in excess of account values. A decrease in variable annuity account values would also result in lower fee income. A decrease in equity markets may also negatively impact the Company's investment in equity securities. The futures income would serve to offset these effects. Futures contracts are also used to hedge against an increase in certain equity indices.
     Such increase may result in increased payments to contract holders of fixed indexed annuity contracts, and the futures income would serve to offset this increased expense. The underlying reserve liabilities are valued under FAS 133 and FAS 157 (see discussion under "Reserves"
     section) and the change in reserve liability is recorded in Interest credited and other benefits to contractowners. The gain or loss on
     futures is recorded in Net realized capital gains (losses).                   580.6      -        (7.8)       -
EMBEDDED DERIVATIVES

   The Company also has investments in certain fixed maturity instruments, and has issued certain retail annuity products, that contain embedded derivatives whose market value is at least partially determined by, among other things, levels of or changes in domestic and/or foreign interest rates (short- or long-term), exchange rates, prepayment rates, equity rates, or credit ratings/spreads.
       Within securities                                                           N/A*     N/A*      123.7        40.8
       Within annuity products                                                     N/A*     N/A*      180.0        78.1

* N/A - not applicable.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

CREDIT DEFAULT SWAPS

The Company has entered into various credit default swaps to assume credit exposure to certain assets that the Company does not own. Credit default swaps involve a transfer of credit risk from one party to another in exchange for periodic payments. These instruments are typically written for a maturity period of five years and do not contain recourse provisions, which would enable the seller to recover from third parties. The Company's collateral positions are tracked by the International Swaps and Derivatives Associations, Inc. ("ISDA"). To the extent cash collateral was received, it was included in the Collateral held, including payables under securities loan agreement on the Balance Sheets and was reinvested in short-term investments. The source of non-cash collateral posted was investment grade bonds of the entity. Collateral held is used in accordance with the Credit Support Annex ("CSA") to satisfy any obligations. In the event of a default on the underlying credit exposure, the Company will either receive an additional payment (purchased credit protection) or will be required to make an additional payment (sold credit protection) equal to the notional value of the swap contract. At December 31, 2008, the fair value of credit default swaps of $16.1 and $75.0 was included in Other investments and Other liabilities, respectively, on the Consolidated Balance Sheets. As of December 2008, the maximum potential future exposure to the Company on the sale of credit protection under credit default swaps was $161.0.

EMBEDDED DERIVATIVE IN CREDIT-LINKED NOTE

The Company owns a 3-year credit-linked note arrangement, whereby the Company agrees to reimburse the guaranteed party upon payment default of the referenced obligation. Upon such default, the Company reimburses the guaranteed party for the loss under the reference obligation, and the Company receives that reference obligation in settlement. The Company can then seek recovery of any losses under the agreement by sale or collection of the received reference obligation. As of December 31, 2008, the maximum potential future exposure to the Company under the guarantee was $30.0.

VARIABLE INTEREST ENTITIES

The Company holds VIEs for investment purposes in the form of private placement securities, structured securities, securitization transactions, and limited partnerships. Consolidation of these investments in the Company's financial statements is not required, as the Company is not the primary beneficiary for any of these VIEs. Rather, the VIEs are accounted for using the cost or equity method of accounting. Investments in limited partnerships are included in Limited partnerships/corporations on the Consolidated Balance Sheets.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

4. DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

Activity within DAC was as follows for the years ended December 31, 2008, 2007, and 2006.

Balance at January 1, 2006                                                      $ 511.4
   Deferrals of commissions and expenses                                          136.0
   Amortization:
      Amortization                                                                (62.1)
      Interest accrued at 6% to 7%                                                 37.5
                                                                                ----------
   Net amortization included in the Consolidated Statements of Operations         (24.6)
   Change in unrealized capital gains (losses) on available-for-sale securities    (0.2)
                                                                                ----------
Balance at December 31, 2006                                                      622.6
   Deferrals of commissions and expenses                                          147.1
   Amortization:
      Amortization                                                                (80.9)
      Interest accrued at 5% to 7%                                                 44.8
                                                                                ----------
   Net amortization included in the Consolidated Statements of Operations         (36.1)
   Change in unrealized capital gains (losses) on available-for-sale securities     1.0
   Implementation of SOP 05-1                                                      (6.0)
                                                                                ----------
Balance at December 31, 2007                                                      728.6
   Deferrals of commissions and expenses                                          168.7
   Amortization:
      Amortization                                                               (112.5)
      Interest accrued at 5% to 7%                                                 50.6
                                                                                ----------
   Net amortization included in the Consolidated Statements of Operations         (61.9)
   Change in unrealized capital gains (losses) on available-for-sale securities    30.1
                                                                                ----------
Balance at December 31, 2008                                                    $ 865.5
                                                                                ==========

The estimated amount of DAC to be amortized, net of interest, is $50.8, $59.0, $61.7, $59.6, and $58.5, for the years 2009, 2010, 2011, 2012 and 2013, respectively. Actual amortization incurred during these years may vary as assumptions are modified to incorporate actual results.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

Activity within VOBA was as follows for the years ended December 31, 2008, 2007, and 2006.

Balance at January 1, 2006                                                      $ 1,291.7
   Deferrals of commissions and expenses                                             46.2
   Amortization:
      Amortization                                                                  (82.4)
      Interest accrued at 5% to 7%                                                   85.7
                                                                                ------------
   Net amortization included in the Consolidated Statements of Operations             3.3
   Change in unrealized capital gains (losses) on available-for-sale securities      (1.0)
                                                                                ------------
Balance at December 31, 2006                                                      1,340.2
   Deferrals of commissions and expenses                                             40.5
   Amortization:
      Amortization                                                                 (177.3)
      Interest accrued at 5% to 7%                                                   84.2
                                                                                ------------
   Net amortization included in the Consolidated Statements of Operations           (93.1)
   Change in unrealized capital gains (losses) on available-for-sale securities       2.9
   Implementation of SOP 05-1                                                       (37.3)
                                                                                ------------
Balance at December 31, 2007                                                      1,253.2
   Deferrals of commissions and expenses                                             33.3
   Amortization:
      Amortization                                                                 (144.2)
      Interest accrued at 5% to 7%                                                   77.2
                                                                                ------------
   Net amortization included in the Consolidated Statements of Operations           (67.0)
   Change in unrealized capital gains (losses) on available-for-sale securities     613.0
                                                                                ------------
Balance at December 31, 2008                                                    $ 1,832.5
                                                                                ============

The estimated amount of VOBA to be amortized, net of interest, is $59.9, $69.9, $75.7, $73.7, and $71.8, for the years 2009, 2010, 2011, 2012 and 2013, respectively. Actual amortization incurred during these years may vary as assumptions are modified to incorporate actual results.

ANALYSIS OF DAC AND VOBA

The increase in Net amortization of DAC and VOBA for the year ended December 31, 2008, was primarily driven by unfavorable unlocking of $63.0 resulting from unfavorable equity market performance and the revisions of certain assumptions used in the estimation of gross profits. The increase in Net amortization of DAC and VOBA for the year ended December 31, 2007, was primarily driven by unfavorable unlocking of $131.3 attributable to an increase in actual gross profits related to higher fee income and fixed margins in 2007.

The decrease in Net amortization of DAC and VOBA in 2006 is primarily driven by favorable unlocking of $83.3, resulting from the refinements of the Company's estimates of persistency, expenses and other assumptions. In addition, the decrease in amortization reflects lower actual gross profits, primarily due to a legal settlement incurred in 2006.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

5. DIVIDEND RESTRICTIONS AND SHAREHOLDER'S EQUITY

ILIAC's ability to pay dividends to its parent is subject to the prior approval of insurance regulatory authorities of the State of Connecticut for payment of any dividend, which, when combined with other dividends paid within the preceding 12 months, exceeds the greater of (1) ten percent (10%) of ILIAC's statutory surplus at the prior year end or (2) ILIAC's prior year statutory net gain from operations.

During 2008, ILIAC did not pay any dividends to its Parent. During 2007 and 2006, ILIAC paid $145.0, and $256.0, respectively, in dividends on its common stock to its Parent.

During 2006, Lion contributed to ILIAC, DSI, which had $50.5 in equity on the date of contribution and was accounted for in a manner similar to a pooling-of-interests. During 2008, 2007, and 2006, ILIAC did not receive any cash capital contributions from its Parent.

On November 12, 2008, ING issued to the Dutch State non-voting Tier 1 securities for a total consideration of Euro 10 billion. On February 24, 2009, $2.2 billion was contributed to direct and indirect insurance company subsidiaries of ING America Insurance Holdings, Inc. ("ING AIH"), of which $365.0 was contributed to the Company. The contribution was comprised of the proceeds from the investment by the Dutch government and the redistribution of currently existing capital within ING.

The State of Connecticut Insurance Department (the "Department") recognizes as net income and capital and surplus those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from accounting principles generally accepted in the United States. Statutory net (loss) income was $(428.4), $245.5, and $138.3, for the years ended December 31, 2008, 2007, and 2006, respectively. Statutory capital and surplus was $1,524.6 and $1,388.0 as of December 31, 2008 and 2007, respectively. As specifically permitted by statutory accounting policies, statutory surplus as of December 31, 2008 included the impact of the $365.0 capital contribution received on February 24, 2009.

During 2008, the Company received a permitted practice regarding deferred income taxes, which modified the accounting prescribed by the National Association of Insurance Commissioners by increasing the realization period for deferred tax assets from one year to three years and increasing the asset recognition limit from 10% to 15% of adjusted statutory capital and surplus. This permitted practice expires on December 15, 2009. This permitted practice increased admitted assets and statutory surplus by $58.4 for the year ended December 31, 2008. The benefits of this permitted practice may not be considered by the Company when determining surplus available for dividends.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

The Department also has the ability to revise certain reserving requirements at its discretion. Due to the financial crisis and related federal government interest rate actions, the Department provided the Company and other domestic life insurers the opportunity to elect to use a formula for the discount rate for statutory reserve and reserve related calculations that resulted in the discount rate being floored at 3.25% for December 31, 2008; the formula stipulated by the Department was such that the discount rate was to equal the greater of 3.25% or 105% of the otherwise applicable spot rate; this reserve relief reduces statutory reserves and increases surplus by approximately $700.0. This reserve relief is available for the period from December 31, 2008 through September 30, 2009 and is not a permitted practice. The Company also discloses that, as in prior years, its asset adequacy analysis associated with these reserves is favorable.

6. ADDITIONAL INSURANCE BENEFITS AND MINIMUM GUARANTEES

The Company calculates an additional liability for certain GMDBs and other minimum guarantees in order to recognize the expected value of these benefits in excess of the projected account balance over the accumulation period based on total expected assessments.

The Company regularly evaluates estimates used to adjust the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

As of December 31, 2008, the separate account liability for guaranteed minimum benefits and the additional liability recognized related to minimum guarantees were $6.5 billion and $181.2, respectively. As of December 31, 2007, the separate account liability for guaranteed minimum benefits and the additional liability recognized related to minimum guarantees were $7.1 billion and $80.4, respectively.

The aggregate fair value of equity securities, including mutual funds, supporting separate accounts with additional insurance benefits and minimum investment return guarantees as of December 31, 2008 and 2007, was $6.5 billion and $7.1 billion, respectively.

7. INCOME TAXES

Effective January 1, 2006, ILIAC files a consolidated federal income tax return with ING AIH and certain other subsidiaries of ING AIH that are eligible corporations qualified to file consolidated federal income tax returns as part of the ING AIH affiliated group. Effective January 1, 2006, ILIAC is party to a federal tax allocation agreement with ING AIH and its subsidiaries that are part of the group whereby ING AIH charges its subsidiaries for federal taxes each subsidiary would have incurred were it not a member of the consolidated group and credits each subsidiary for losses at the statutory federal tax rate.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

                                               2008      2007       2006
                                           ----------- --------- -------
Current tax expense (benefit):
  Federal                                  $ (121.8)   $ 28.6     $ 23.3
  State                                       (18.1)     (9.0)      20.0
                                           ----------- --------- -------
       Total current tax (benefit) expense   (139.9)     19.6       43.3
                                           ----------- --------- -------
Deferred tax expense:
  Federal                                      31.6      36.4       79.4
                                           ----------- --------- -------
       Total deferred tax expense              31.6      36.4       79.4
                                           =========== ========= =======
Total income tax (benefit) expense         $ (108.3)   $ 56.0    $ 122.7
                                           =========== ========= =======

Income taxes were different from the amount computed by applying the federal income tax rate to income before income taxes for the following reasons for the years ended December 31, 2008, 2007 and 2006:

                                                             2008       2007       2006
                                                       ------------- ---------- ----------
(Loss) income before income taxes                      $ (1,138.5)   $ 274.4    $ 424.5
Tax rate                                                     35.0%      35.0%      35.0%
                                                       ------------- ---------- ----------
Income tax (benefit) expense at federal statutory rate     (398.5)      96.0      148.6
Tax effect of:
  Dividend received deduction                               (15.5)     (26.2)     (36.5)
  IRS audit settlement                                      (10.1)         -          -
  State audit settlement                                    (12.6)     (21.8)         -
  State tax expense                                           1.3          -       13.0
  Tax valuation allowance                                   333.0          -          -
  Other                                                      (5.9)       8.0       (2.4)
                                                       ------------- ---------- ----------
Income tax (benefit) expense                             $ (108.3)    $ 56.0    $ 122.7
                                                       ============= ========== ==========

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

TEMPORARY DIFFERENCES

The tax effects of temporary differences that give rise to Deferred tax assets and Deferred tax liabilities at December 31, 2008 and 2007, are presented below.

                                                                2008        2007
                                                            ----------- -----------
Deferred tax assets:
  Insurance reserves                                         $ 217.2     $ 216.6
  Net unrealized capital loss                                  503.8         8.5
  Unrealized losses allocable to experience-rated contracts        -         5.7
  Investments                                                  294.7         6.7
  Postemployment benefits                                       67.4        65.5
  Compensation                                                  42.5        37.7
  Other                                                          3.9        32.9
                                                            ----------- -----------
       Total gross assets before valuation allowance         1,129.5       373.6
          Less: valuation allowance                           (333.0)       (6.4)
                                                            ----------- -----------
       Assets, net of valuation allowance                      796.5       367.2
Deferred tax liabilities:
  Value of business acquired                                  (653.3)     (438.5)
  Deferred policy acquisition costs                           (244.3)     (204.6)
                                                            ----------- -----------
          Total gross liabilities                             (897.6)     (643.1)
                                                            ----------- -----------
Net deferred income tax asset (liability)                   $ (101.1)   $ (275.9)
                                                            =========== ===========

Net unrealized capital gains and losses are presented as a component of other comprehensive income (loss) in Shareholder's equity, net of deferred taxes. Due to changes in classification during 2008, the amount for the 2007 table above were reclassified in order to allow for more effective comparison.

Valuation allowances are provided when it is considered unlikely that deferred tax assets will be realized. As of December 31, 2008 and 2007, the Company had a tax valuation allowance of $328.0 and $0, respectively, related to realized capital losses, which is included in Net (loss) income. The valuation allowance includes $106.7 related to impairments of securities designated in the ING-Dutch State Transaction, which has established pending uncertainties regarding the closing of the transaction. As of December 31, 2008 and 2007, the Company had a valuation allowance of $0 and $6.4, respectively, related to unrealized capital losses on investments, which is included in Accumulated Other Comprehensive Income (Loss). In 2008, the Company has also established a $5.0 tax valuation allowance against foreign tax credits, the benefit of which is uncertain.

TAX SHARING AGREEMENT

ILIAC had a receivable of $38.6 and payable $56.8 to ING AIH at December 31, 2008 and 2007, respectively, for federal income taxes under the inter-company tax sharing agreement.

See Related Party Transactions footnote for more information.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

UNRECOGNIZED TAX BENEFITS

Reconciliations of the change in the unrecognized income tax benefits for the years ended December 31, 2008 and 2007 are as follows:

                                                      2008      2007
                                                    --------- ---------
Balance at January 1                                $ 47.4    $ 68.0
Additions for tax positions related to current year    2.4       2.9
Additions for tax positions related to prior years     2.2         -
Reductions for tax positions related to prior years  (20.7)    (23.5)
Reductions for settlements with taxing authorities    (9.2)        -
                                                    --------- ---------
Balance at December 31                              $ 22.1    $ 47.4
                                                    ========= =========

The Company had $23.1 and $42.6 of unrecognized tax benefits as of December 31, 2008 and 2007, respectively, that would affect the Company's effective tax rate if recognized.

INTEREST AND PENALTIES

The Company recognizes accrued interest and penalties related to unrecognized tax benefits in Current income taxes and Income tax expense on the Consolidated Balance Sheets and the Consolidated Statements of Operations, respectively. The Company had accrued interest of $3.8 and $16.9 as of December 31, 2008 and 2007, respectively. The decrease in accrued interest during the year ended December 31, 2008 primarily related to the settlement of the 2002 and 2003 IRS audit and the 1995 through 2000 New York state audit.

TAX REGULATORY MATTERS

The Company is under audit by the IRS for tax years 2004 through 2008, and is subject to state audit in New York for years 2001 through 2006. It is anticipated that the IRS audit of tax years 2004 through 2008 will be finalized within the next twelve months. Upon finalization of the IRS and New York examinations, it is reasonably possible that the unrecognized tax benefits will decrease by up to $7.6. The timing of the payment of the remaining allowance of $14.5 can not be reliably estimated.

On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which announced its intention to issue regulations with respect to certain computational aspects of the dividend received deduction ("DRD") on separate account assets held in connection with variable annuity and life insurance contracts. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 issued in August 2007 that purported to change accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing, substance, and effective date of any such regulations are unknown, but they could result

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

in the elimination of some or all of the separate account DRD tax benefit that the Company receives.

Under prior law, life insurance companies were allowed to defer from taxation a portion of income. Deferred income of $17.2 was accumulated in the Policyholders Surplus Account and would only become taxable under certain conditions, which management believed to be remote. In 2004, Congress passed the American Jobs Creation Act of 2004 allowing certain tax-free distributions from the Policyholders' Surplus Account during 2005 and 2006. During 2006, the Company made a dividend distribution of $256.0, which eliminated the $17.2 balance in the Policyholders Surplus Account and, therefore, any potential tax on the accumulated balance.

8. BENEFIT PLANS

DEFINED BENEFIT PLAN

ING North America Insurance Corporation ("ING North America") sponsors the ING Americas Retirement Plan (the "Retirement Plan"), effective as of December 31, 2001. Substantially all employees of ING North America and its affiliates (excluding certain employees) are eligible to participate, including the Company's employees other than Company agents. However, effective January 1, 2009, the Retirement Plan was amended to provide that anyone hired or rehired by the Company on or after January 1, 2009, would not be eligible to participate in the Plan. The Retirement Plan was amended and restated effective July 1, 2008 related to the admission of the employees from the acquisition of CitiStreet LLC ("CitiStreet") by Lion, and ING North America filed a request for a determination letter on the qualified status of the Plan. The Retirement Plan is a tax-qualified defined benefit plan, the benefits of which are guaranteed (within certain specified legal limits) by the Pension Benefit Guaranty Corporation ("PBGC"). As of January 1, 2002, each participant in the Retirement Plan earns a benefit under a final average compensation formula. Subsequent to December 31, 2001, ING North America is responsible for all Retirement Plan liabilities. The costs allocated to the Company for its employees' participation in the Retirement Plan were $14.0, $17.2, and $23.8, for 2008, 2007, and 2006, respectively, and are included in Operating expenses in the Consolidated Statements of Operations.

DEFINED CONTRIBUTION PLAN

ING North America sponsors the ING Americas Savings Plan and ESOP (the "Savings Plan"). Substantially all employees of ING North America and its affiliates (excluding certain employees, including but not limited to Career Agents) are eligible to participate, including the Company's employees other than Company agents. Career Agents are certain, full-time insurance salespeople who have entered into a career agent agreement with the Company and certain other individuals who meet specified eligibility criteria. The Savings Plan is a tax-qualified defined contribution retirement plan, which includes an employee stock ownership plan ("ESOP") component. The Savings Plan was amended and restated effective July 1, 2008 related to the admission of the employees from the

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

acquisition of CitiStreet by Lion, and ING North America filed a request for a determination letter on the qualified status of the Plan. Savings Plan benefits are not guaranteed by the PBGC. The Savings Plan allows eligible participants to defer into the Savings Plan a specified percentage of eligible compensation on a pre-tax basis. ING North America matches such pre-tax contributions, up to a maximum of 6% of eligible compensation. Matching contributions are subject to a 4-year graded vesting schedule (although certain specified participants are subject to a 5-year graded vesting schedule). All contributions made to the Savings Plan are subject to certain limits imposed by applicable law. Pre-tax charges to operations of the Company for the Savings Plan were $10.3 , $10.1, and $9.7, for the years ended December 31, 2008, 2007, and 2006, respectively, and are included in Operating expenses in the Consolidated Statements of Operations.

NON-QUALIFIED RETIREMENT PLANS

Through December 31, 2001, the Company, in conjunction with ING North America, offered certain eligible employees (other than Career Agents) a Supplemental Executive Retirement Plan and an Excess Plan (collectively, the "SERPs"). Benefit accruals under the SERPs ceased, effective as of December 31, 2001. Benefits under the SERPs are determined based on an eligible employee's years of service and average annual compensation for the highest five years during the last ten years of employment.

The Company, in conjunction with ING North America, sponsors the Pension Plan for Certain Producers of ING Life Insurance and Annuity Company (formerly the Pension Plan for Certain Producers of Aetna Life Insurance and Annuity Company) (the "Agents Non-Qualified Plan"). This plan covers certain full-time insurance salespeople who have entered into a career agent agreement with the Company and certain other individuals who meet the eligibility criteria specified in the plan ("Career Agents"). The Agents Non-Qualified Plan was terminated effective January 1, 2002. In connection with the termination, all benefit accruals ceased and all accrued benefits were frozen.

The SERPs and Agents Non-Qualified Plan, are non-qualified defined benefit pension plans, which means all the SERPs benefits are payable from the general assets of the Company and Agents Non-Qualified Plan benefits are payable from the general assets of the Company and ING North America. These non-qualified defined benefit pension plans are not guaranteed by the PBGC.

OBLIGATIONS AND FUNDED STATUS

The following tables summarize the benefit obligations, fair value of plan assets, and funded status, for the SERPs and Agents Non-Qualified Plan, for the years ended December 31, 2008 and 2007.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

                                              2008         2007
                                            --------- ------------
Change in Projected Benefit Obligation:
  Projected benefit obligation, January 1   $ 85.6       $ 97.7
  Interest cost                                5.2          5.4
  Benefits paid                              (11.6)        (9.3)
  Post service cost-unrecognized               0.2            -
  Actuarial gain (loss) on obligation         15.5         (8.2)
                                            --------- ------------
  Projected benefit obligation, December 31 $ 94.9       $ 85.6
                                            ========= ============
Fair Value of Plan Assets:
  Fair value of plan assets, December 31       $ -          $ -
                                            ========= ============

Amounts recognized in the Consolidated Balance Sheets consist of:

                                          2008       2007
                                       ---------- ----------
Accrued benefit cost                   $ (94.9)   $ (85.6)
Intangible assets                            -          -
Accumulated other comprehensive income    20.0        4.9
                                       ---------- ----------
Net amount recognized                  $ (74.9)   $ (80.7)
                                       ========== ==========

At December 31, 2008 and 2007, the projected benefit obligation was $94.9 and $85.6, respectively.

ASSUMPTIONS

The weighted-average assumptions used in the measurement of the December 31, 2008 and 2007 benefit obligation for the SERPs and Agents Non-Qualified Plan, were as follows:

                                     2008     2007
                                   -------  -------
Discount rate at end of period     6.50%    6.50%
Rate of compensation increase      4.00%    4.20%

In determining the discount rate assumption, the Company utilizes current market information provided by its plan actuaries (particularly the Citigroup Pension Discount Curve Liability Index), including a discounted cash flow analysis of the Company's pension obligation and general movements in the current market environment. The discount rate modeling process involves selecting a portfolio of high quality, noncallable bonds that will match the cash flows of the Retirement Plan. Based upon all available information, it was determined that 6.0% was the appropriate discount rate as of December 31, 2008, to calculate the Company's accrued benefit liability. Accordingly, as prescribed by FAS No. 87, "Employers' Accounting for Pensions", the 6.5% discount rate will also be used to determine the Company's 2008 pension expense. December 31 is the measurement date for the SERP's and Agents Non-Qualified Plan.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

The weighted-average assumptions used in calculating the net pension cost were as follows:

                                          2008    2007    2006
                                        ------- ------- -------
Discount rate                           6.50%   5.90%   6.00%
Rate of increase in compensation levels 4.00%   4.20%   4.00%

The weighted average assumptions used in calculating the net pension cost for 2008 were, as indicated above, a 6.0% discount rate and a 4.0% rate of compensation increase. Since the benefit plans of the Company are unfunded, an assumption for return on plan assets is not required.

NET PERIODIC BENEFIT COSTS

Net periodic benefit costs for the SERPs and Agents Non-Qualified Plan, for the years ended December 31, 2008, 2007, and 2006, were as follows:

                                                        2008     2007     2006
                                                      -------- -------- --------
Interest cost                                            $ 5.2    $ 5.4    $ 5.5
Net actuarial loss recognized in the year                    -      0.7      2.0
Unrecognized past service cost recognized in the year        -        -      0.2
The effect of any curtailment or settlement                0.5      0.4      0.4
                                                      -------- -------- --------
Net periodic benefit cost                                $ 5.7    $ 6.5    $ 8.1
                                                      ======== ======== ========

CASH FLOWS

In 2009, the employer is expected to contribute $4.3 to the SERPs and Agents Non-Qualified Plan. Future expected benefit payments related to the SERPs, and Agents Non-Qualified Plan, for the years ended December 31, 2009 through 2013, and thereafter through 2018, are estimated to be $4.3, $4.4, $5.0, $5.1, $5.1, and $26.4, respectively.

OTHER

On October 4, 2004, the President signed into law The Jobs Creation Act ("Jobs Act"). The Jobs Act affects nonqualified deferred compensation plans, such as the Agents Nonqualified Plan. ING North America has made changes to impacted nonqualified deferred compensation plans, as necessary to comply with the requirements of the Jobs Act.

STOCK OPTION AND SHARE PLANS

ING sponsors the ING Group Long Term Equity Ownership Plan ("leo"), which provides employees of the Company who are selected by the ING Board of Directors to be granted options and/or performance shares. The terms applicable to an award under leo are set out in an award agreement, which is signed by the participant when he or she accepts the award.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

Options granted under leo are nonqualified options on ING shares in the form of American Depository Receipts ("ADRs"). Leo options have a ten (10) year term and vest three years from the grant date. Options awarded under leo may vest earlier in the event of the participant's death, permanent disability or retirement. Retirement for purposes of leo means a participant terminates service after attaining age 55 and completing 5 years of service. Early vesting in all or a portion of a grant of options may also occur in the event the participant is terminated due to redundancy or business divestiture. Unvested options are generally subject to forfeiture when a participant voluntarily terminates employment or is terminated for cause (as defined in leo). Upon vesting, participants generally have up to seven years in which to exercise their vested options. A shorter exercise period applies in the event of termination due to redundancy, business divestiture, voluntary termination or termination for cause. An option gives the recipient the right to purchase an ING share in the form of ADRs at a price equal to the fair market value of one ING share on the date of grant. On exercise, participant's have three options (i) retain the shares and remit a check for applicable taxes due on exercise, (ii) request the administrator to remit a cash payment for the value of the options being exercised, less applicable taxes, or (iii) retain some of the shares and have the administrator liquidate sufficient shares to satisfy the participant's tax obligation. The share price is in Euros and converted to U.S. dollars, as determined by ING.

Awards of performance shares may also be made under leo. Performance shares are a contingent grant of ING stock, and, on vesting, the participant has the right to receive a cash amount equal to the closing price per ING share on the Euronext Amsterdam Stock Market on the vesting date times the number of vested Plan shares. Performance shares generally vest three years from the date of grant, with the amount payable based on ING's share price on the vesting date. Payments made to participants on vesting are based on the performance targets established in connection with leo and payments can range from 0% to 200% of target. Performance is based on ING's total shareholder return relative to a peer group as determined at the end of the vesting period. To vest, a participant must be actively employed on the vesting date, although vesting will continue to occur in the event of the participant's death, disability or retirement. If a participant is terminated due to redundancy or business divestiture, vesting will occur but in only a portion of the award. Unvested shares are generally subject to forfeiture when an employee voluntarily terminates employment or is terminated for cause (as defined in leo). Upon vesting, participants have three options (i) retain the shares and remit a check for applicable taxes due on exercise, (ii) request the administrator to remit a cash payment for the value of the shares, less applicable taxes, or (iii) retain some of the shares and have the administrator liquidate sufficient shares to satisfy the participant's tax obligation. The amount is converted from Euros to U.S. dollars based on the daily average exchange rate between the Euro and the U.S. dollar, as determined by ING.

The Company recognized compensation expense for the leo options and performance shares of $4.1, $4.5, and $10.1, for the years ended December 31, 2008, 2007, and 2006 respectively.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

For leo, the Company recognized tax benefits of $0.7, $3.2, and $0.1, in 2008, 2007, and 2006, respectively.

OTHER BENEFIT PLANS

In addition, the Company, in conjunction with ING North America, sponsors the following benefit plans:

- The ING 401(k) Plan for ILIAC Agents, which allows participants to defer a specified percentage of eligible compensation on a pre-tax basis. Effective January 1, 2006, the Company match equals 60% of a participant's pre-tax deferral contribution, with a maximum of 6% of the participant's eligible pay.

- The Producers' Incentive Savings Plan, which allows participants to defer up to a specified portion of their eligible compensation on a pre-tax basis. The Company matches such pre-tax contributions at specified amounts.

- The Producers' Deferred Compensation Plan, which allows participants to defer up to a specified portion of their eligible compensation on a pre-tax basis.

- Certain health care and life insurance benefits for retired employees and their eligible dependents. The post retirement health care plan is contributory, with retiree contribution levels adjusted annually. The life insurance plan provides a flat amount of noncontributory coverage and optional contributory coverage.

- The ING Americas Supplemental Executive Retirement Plan, which is a non-qualified defined benefit restoration pension plan.

- The ING Americas Deferred Compensation Savings Plan, which is a deferred compensation plan that includes a 401(k) excess component.

The benefit charges allocated to the Company related to these plans for the years ended December 31, 2008, 2007, and 2006, were $1.4, $0.4, and $1.4, respectively.

9. RELATED PARTY TRANSACTIONS

OPERATING AGREEMENTS

ILIAC has certain agreements whereby it generates revenues and expenses with affiliated entities, as follows:

- Investment Advisory agreement with ING Investment Management LLC ("IIM"), an affiliate, in which IIM provides asset management, administrative, and accounting services for ILIAC's general account. ILIAC incurs a fee, which is paid quarterly, based on the value of the assets under management. For the years ended December 31, 2008, 2007, and 2006, expenses were incurred in the amounts of $58.4, $60.5, and $62.2, respectively.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

- Services agreement with ING North America for administrative, management, financial, and information technology services, dated January 1, 2001 and amended effective January 1, 2002. For the years ended December 31, 2008, 2007, and 2006, expenses were incurred in the amounts of $175.3, $167.9, and $175.3, respectively.

- Services agreement between ILIAC and its U.S. insurance company affiliates dated January 1, 2001, and amended effective January 1, 2002 and December 31, 2007. For the years ended December 31, 2008, 2007, and 2006, net expenses related to the agreement were incurred in the amount of $19.6, $21.7, and $12.4, respectively.

Management and service contracts and all cost sharing arrangements with other affiliated companies are allocated in accordance with the Company's expense and cost allocation methods.

DSL has certain agreements whereby it generates revenues and expenses with affiliated entities, as follows:

- Underwriting and distribution agreements with ING USA Annuity and Life Insurance Company ("ING USA") and ReliaStar Life Insurance Company of New York ("RLNY"), affiliated companies, whereby DSL serves as the principal underwriter for variable insurance products. In addition, DSL is authorized to enter into agreements with broker-dealers to distribute the variable insurance products and appoint representatives of the broker-dealers as agents. For the years ended December 31, 2008, 2007, and 2006, commissions were collected in the amount of $622.5, $568.4, and $429.2. Such commissions are, in turn, paid to broker-dealers.

- Services agreements with ING USA and RLNY, whereby DSL receives managerial and supervisory services and incurs a fee that is calculated as a percentage of average assets of each company's variable separate accounts deposited in ING Investors Trust. On August 9, 2007, DSL and ING USA entered into an amendment to the service agreement effective July 31, 2007 to modify the method for calculating the compensation owed to ING USA under the service agreement. As a result of this amendment, DSL pays ING USA the total net revenue associated with ING USA deposits into ING Investors Trust. For the years ended December 31, 2008, 2007, and 2006, expenses were incurred under these services agreements in the amount of $156.2, $124.4, and $70.8, respectively.

- Administrative and advisory services agreements with ING Investment LLC and IIM, affiliated companies, in which DSL receives certain services for a fee. The fee for these services is calculated as a percentage of average assets of ING Investors Trust. For the years ended December 31, 2008, 2007, and 2006, expenses were incurred in the amounts of $14.9, $13.1, and $8.8, respectively.

INVESTMENT ADVISORY AND OTHER FEES

During 2006, ILIAC served as investment advisor to certain variable funds offered in Company products (collectively, the "Company Funds"). The Company Funds paid ILIAC, as investment advisor, daily fees that, on an annual basis, ranged, depending on

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

the Fund, from 0.5% to 1.0% of their average daily net assets. Each of the Company Funds managed by ILIAC were subadvised by investment advisors, in which case ILIAC paid a subadvisory fee to the investment advisors, which included affiliates. Effective January 1, 2007, ILIAC's investment advisory agreement with the Company Funds was assigned to DSL. ILIAC is also compensated by the separate accounts for bearing mortality and expense risks pertaining to variable life and annuity contracts. Under the insurance and annuity contracts, the separate accounts pay ILIAC daily fees that, on an annual basis are, depending on the product, up to 3.4% of their average daily net assets. The total amount of compensation and fees received by the Company from the Company Funds and separate accounts totaled $245.1, $312.7, and $289.9, (excludes fees paid to ING Investment Management Co.) in 2008, 2007, and 2006, respectively.

DSL has been retained by ING Investors Trust (the "Trust"), an affiliate, pursuant to a management agreement to provide advisory, management, administrative and other services to the Trust. Under the management agreement, DSL provides or arranges for the provision of all services necessary for the ordinary operations of the Trust. DSL earns a monthly fee based on a percentage of average daily net assets of the Trust. DSL has entered into an administrative services subcontract with ING Fund Services, LLC, an affiliate, pursuant to which ING Fund Services, LLC, provides certain management, administrative and other services to the Trust and is compensated a portion of the fees received by DSL under the management agreement. For the years ended December 31, 2008, 2007, and 2006, revenue received by DSL under the management agreement (exclusive of fees paid to affiliates) was $323.8, $343.8, and $233.9, respectively. At December 31, 2008 and 2007, DSL had $18.6 and $26.7, respectively, receivable from the Trust under the management agreement.

FINANCING AGREEMENTS

ILIAC maintains a reciprocal loan agreement with ING AIH, an affiliate, to facilitate the handling of unanticipated short-term cash requirements that arise in the ordinary course of business. Under this agreement, which became effective in June 2001 and expires on April 1, 2011, either party can borrow from the other up to 3% of ILIAC's statutory admitted assets as of the preceding December
31. Interest on any ILIAC borrowing is charged at the rate of ING AIH's cost of funds for the interest period, plus 0.15% . Interest on any ING AIH borrowings is charged at a rate based on the prevailing interest rate of U.S. commercial paper available for purchase with a similar duration.

Under this agreement, ILIAC incurred interest expense of $0.2, $3.9, and $1.8, for the years ended December 31, 2008, 2007, and 2006, respectively, and earned interest income of $4.8, $1.7, and $3.3, for the years ended December 31, 2008, 2007, and 2006, respectively. Interest expense and income are included in Interest expense and Net investment income, respectively, on the Consolidated Statements of Operations. As of December 31, 2008, ILIAC had $13.0 due to ING AIH under the reciprocal loan agreement and no amounts due as of December 31, 2007. At December 31, 2008 and 2007, ILIAC had no amount due from ING AIH under the reciprocal loan agreement.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

As of June 1, 2007, the State of Connecticut, acting by the Department of Economic and Community Development ("DECD"), loaned ILIAC $9.9 (the "DECD Loan") in connection with the development of the Windsor Property. The loan has a term of twenty years and bears an annual interest rate of 1.00% . As long as no defaults have occurred under the loan, no payments of principal or interest are due for the initial ten years of the loan. For the second ten years of the DECD Loan term, ILIAC is obligated to make monthly payments of principal and interest.

The DECD Loan provides for loan forgiveness at varying amounts up to $5.0 if ILIAC and its affiliates meet certain employment thresholds at the Windsor Property during the term of the loan. ILIAC's obligations under the DECD Loan are secured by an unlimited recourse guaranty from its affiliate, ING North America Insurance Corporation.

On December 1, 2008, the DECD determined that the Company met the employment thresholds for loan forgiveness and, accordingly, forgave $5.0 of the DECD Loan to the Company in accordance with the terms of the DECD Loan.

At December 31, 2008 and 2007, the amount of the loan outstanding was $4.9 and $9.9, which was reflected in Notes payable on the Consolidated Balance Sheets.

NOTE WITH AFFILIATE

On December 29, 2004, ING USA issued a surplus note in the principal amount of $175.0 (the "Note") scheduled to mature on December 29, 2034, to ILIAC, in an offering that was exempt from the registration requirements of the Securities Act of 1933. ILIAC's $175.0 Note from ING USA bears interest at a rate of 6.26% per year. Any payment of principal and/or interest is subject to the prior approval of the Iowa Insurance Commissioner. Interest is scheduled to be paid semi-annually in arrears on June 29 and December 29 of each year, commencing on June 29, 2005. Interest income for the years ended December 31, 2008, 2007, and 2006 was $11.1.

TAX SHARING AGREEMENTS

Effective January 1, 2006, ILIAC is a party to a federal tax allocation agreement with ING AIH and its subsidiaries that are part of the ING AIH consolidated group. Under the federal tax allocation agreement, ING AIH charges its subsidiaries for federal taxes each subsidiary would have incurred were it not a member of the consolidated group and credits each subsidiary for losses at the statutory federal tax rate.

For the years ended December 31, 2006 and 2005, DSI, which merged with and into DSL on December 31, 2006, was party to the ING AIH federal tax allocation agreement, as described above. Income from DSL, a single member limited liability company, is taxed at the member level (ILIAC).

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

ILIAC has also entered into a state tax sharing agreement with ING AIH and each of the specific subsidiaries that are parties to the agreement. The state tax agreement applies to situations in which ING AIH and all or some of the subsidiaries join in the filing of a state or local franchise, income tax, or other tax return on a consolidated, combined, or unitary basis.

10. FINANCING AGREEMENTS

ILIAC maintains a $50.0 uncommitted, perpetual revolving note facility with the Bank of New York ("BONY"). Interest on any of ILIAC's borrowing accrues at an annual rate equal to a rate quoted by BONY to ILIAC for the borrowing. Under this agreement, ILIAC incurred no interest expense for the year ended December 31, 2008, and minimal interest expense for the years ended December 31, 2007 and 2006. At December 31, 2008 and 2007, ILIAC had no amounts outstanding under the revolving note facility.

ILIAC also maintains a $100.0 uncommitted line-of-credit agreement with PNC Bank ("PNC"), effective December 19, 2005. Borrowings are guaranteed by ING AIH, with maximum aggregate borrowings outstanding at anytime to ING AIH and its affiliates of $100.0. Interest on any of ILIAC's borrowing accrues at an annual rate equal to a rate quoted by PNC to ILIAC for the borrowing. Under this agreement, ILIAC incurred no interest expense for the year ended December 31, 2008, and minimal interest expense for the years ended December 31, 2007 and 2006. At December 31, 2008 and 2007, ILIAC had no amounts outstanding under the line-of-credit agreement. As of October 31, 2008, the Company had not formally renewed this line-of-credit, which subsequently expired on this date.

ILIAC also maintains $100.0 uncommitted line-of-credit agreement with Svenska Handelsbanken AB (Publ.), effective June 2, 2006. Borrowings are guaranteed by ING AIH, with maximum aggregate borrowings outstanding at anytime to ING AIH and its affiliates of $100.0. Interest on any of the Company's borrowing accrues at an annual rate equal to the rate quoted by Svenska to the Company for the borrowing. Under this agreement, the Company incurred no interest expense for the year ended December 31, 2008, and minimal interest expense for the years ended December 31, 2007 and 2006. At December 31, 2007, ILIAC had no amounts outstanding under the line-of-credit agreement. Effective November 19, 2008, the Company discontinued this line-of-credit.

Also see Financing Agreements in the Related Party Transactions footnote.

11. REINSURANCE

At December 31, 2008, the Company had reinsurance treaties with 7 unaffiliated reinsurers covering a significant portion of the mortality risks and guaranteed death benefits under its variable contracts. At December 31, 2008, the Company did not have any outstanding cessions under any reinsurance treaties with affiliated reinsurers. The

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

Company remains liable to the extent its reinsurers do not meet their obligations under the reinsurance agreements.

On, October 1, 1998, the Company disposed of its individual life insurance business under an indemnity reinsurance arrangement with certain subsidiaries of Lincoln for $1.0 billion in cash. Under the agreement, Lincoln contractually assumed from the Company certain policyholder liabilities and obligations, although the Company remains obligated to contractowners. Effective March 1, 2007, the reinsurance agreements were assigned to a single subsidiary of Lincoln, and that subsidiary established a trust to secure its obligations to the Company under the reinsurance transaction.

The Company assumed $25.0 of premium revenue from Aetna Life, for the purchase and administration of a life contingent single premium variable payout annuity contract. In addition, the Company is also responsible for administering fixed annuity payments that are made to annuitants receiving variable payments. Reserves of $11.0 and $16.1 were maintained for this contract as of December 31, 2008 and 2007, respectively.

Reinsurance ceded in force for life mortality risks were $19.6 billion and $20.9 billion at December 31, 2008 and 2007, respectively. At December 31, 2008 and 2007, net receivables were comprised of the following:

                                        2008         2007
                                   ------------ ------------
Claims recoverable from reinsurers $ 2,506.6    $ 2,595.2
Payable for reinsurance premiums        (0.9)        (0.9)
Reinsured amounts due to reinsurer      (0.4)        (5.9)
Reserve credits                            -          0.1
Other                                    0.3          5.9
                                   ------------ ------------
Total                              $ 2,505.6    $ 2,594.4
                                   ============ ============

Premiums and Interest credited and other benefits to contractowners were reduced by the following amounts for reinsurance ceded for the years ended December 31, 2008, 2007, and 2006.

                                    2008    2007    2006
                                 ------- ------- -------
Deposits ceded under reinsurance $ 174.4 $ 188.5 $ 199.0
Premiums ceded under reinsurance     0.3     0.4     0.5
Reinsurance recoveries             309.0   419.7   359.0

12. COMMITMENTS AND CONTINGENT LIABILITIES

LEASES

Prior to December 31, 2008, the Company leased certain office space and certain equipment under various operating leases, the longest term of which expires in 2014. However, all operating leases were terminated or consolidated by ING AIH during the

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

fourth quarter of 2008, which resulted in the Company no longer being party to any operating leases.

For the years ended December 31, 2008, 2007, and 2006, rent expense for leases was $6.1, $17.7, and $17.8, respectively. The Company pays substantially all expenses associated with its leased and subleased office properties. Expenses not paid directly by the Company are paid for by an affiliate and allocated back to the Company. As of December 31, 2008, the Company's expenses will be paid for by an affiliate and allocated back to the Company.

For more information on the lease terminations, see the Restructuring Charges footnote.

COMMITMENTS

Through the normal course of investment operations, the Company commits to either purchase or sell securities, commercial mortgage loans, or money market instruments, at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either a higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments.

At December 31, 2008, the Company had off-balance sheet commitments to purchase investments equal to their fair value of $353.3, $253.7 of which was with related parties. At December 31, 2007, the Company had off-balance sheet commitments to purchase investments equal to their fair value of $357.8, $226.6 of which was with related parties. During 2008 and 2007, $81.3 and $87.3, respectively, was funded to related parties under off-balance sheet commitments.

FINANCIAL GUARANTEES

The Company owns a 3-year credit-linked note arrangement, whereby the Company will reimburse the guaranteed party upon payment default of the referenced obligation. Upon such default, the Company reimburses the guaranteed party for the loss under the reference obligation, and the Company receives that reference obligation in settlement. The Company can then seek recovery of any losses under the agreement by sale or collection of the received reference obligation. As of December 31, 2008, the maximum liability to the Company under the guarantee was $30.0.

CASH COLLATERAL

Under the terms of the Company's Over-The-Counter Derivative ISDA Agreements ("ISDA Agreements"), the Company may receive from, or deliver to, counterparties, collateral to assure that all terms of the ISDA Agreements will be met with regard to the CSA. The terms of the CSA call for the Company to pay interest on any cash received equal to the Federal Funds rate. As of December 31, 2008, the Company held $4.4 of cash collateral, which was included in Collateral held, including payables under securities loan agreement. As of December 31, 2007, the Company delivered $18.8 of cash

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

collateral, which was included in Short-term investments under securities loan agreement, including collateral delivered, on the Consolidated Balance Sheets.

LITIGATION

The Company is involved in threatened or pending lawsuits/arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation/arbitrations, suits against the Company sometimes include claims for substantial compensatory, consequential, or punitive damages, and other types of relief. Moreover, certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. While it is not possible to forecast the outcome of such lawsuits/arbitrations, in light of existing insurance, reinsurance, and established reserves, it is the opinion of management that the disposition of such lawsuits/arbitrations will not have a materially adverse effect on the Company's operations or financial position.

OTHER REGULATORY MATTERS

REGULATORY MATTERS

As with many financial services companies, the Company and its affiliates have received informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the financial services industry. In each case, the Company and its affiliates have been and are providing full cooperation.

INSURANCE AND RETIREMENT PLAN PRODUCTS AND OTHER REGULATORY MATTERS

Federal and state regulators, and self-regulatory agencies, are conducting broad inquiries and investigations involving the insurance and retirement industries. These initiatives currently focus on, among other things, compensation, revenue sharing, and other sales incentives; potential conflicts of interest; sales and marketing practices (including sales to seniors); specific product types (including group annuities and indexed annuities); and disclosure. The Company and certain of its U.S. affiliates have received formal and informal requests in connection with such investigations, and have cooperated and are cooperating fully with each request for information. Some of these matters could result in regulatory action involving the Company. These initiatives also may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which the Company is engaged. In light of these and other developments, U.S. affiliates of ING, including the Company, periodically review whether modifications to their business practices are appropriate.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

INVESTMENT PRODUCT REGULATORY ISSUES

Since 2002, there has been increased governmental and regulatory activity relating to mutual funds and variable insurance products. This activity has primarily focused on inappropriate trading of fund shares; directed brokerage; compensation; sales practices, suitability, and supervision; arrangements with service providers; pricing; compliance and controls; adequacy of disclosure; and document retention.

In addition to responding to governmental and regulatory requests on fund trading issues, ING management, on its own initiative, conducted, through special counsel and a national accounting firm, an extensive internal review of mutual fund trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel.

The internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within the variable insurance and mutual fund products of certain affiliates of the Company, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing. Each of the arrangements has been terminated and disclosed to regulators, to the independent trustees of ING Funds (U.S.) and in Company reports previously filed with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended.

Action has been or may be taken with respect to certain ING affiliates before investigations relating to fund trading are completed. The potential outcome of such action is difficult to predict but could subject certain affiliates to adverse consequences, including, but not limited to, settlement payments, penalties, and other financial liability. It is not currently anticipated, however, that the actual outcome of any such action will have a material adverse effect on ING or ING's U.S.-based operations, including the Company.

ING has agreed to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. Management reported to the ING Funds Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or ING's U.S.-based operations, including the Company.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

13. RESTRUCTURING CHARGES

2008 CITISTREET INTEGRATION

During the third quarter, integration initiatives related to the acquisition of CitiStreet by Lion, which provided significant operational and information technology efficiencies to ING's U.S. retirement services businesses, including the Company, resulted in the recognition of integration and restructuring costs. In addition, the Company implemented an expense reduction program for the purpose of streamlining its overall operations. The restructuring charges related to these expense reduction and integration initiatives include severance and other employee benefits and lease abandonment costs, which are included in Operating Expenses on the Consolidated Statements of Operations.

The following table illustrates the restructuring reserves and charges for the period ended December 31, 2008.

Restructuring reserve at inception                      $   -
   Restructuring charges:
       Employee severance and termination benefits       11.2(1)
       Future rent on non-cancelable leases               1.5(2)
                                                        --------
   Total restructuring charges                           12.7
   Other charges                                            -
   Intercompany charges and payments                     (2.5)(3)
   Payments applied against reserve                      (1.9)(4)
                                                        --------
Restructuring reserve at December 31, 2008              $ 8.3
                                                        ========

(1) Amounts represent charges to the Company for all severed employees that support the Company, including those within affiliates.

(2) Amounts represent intercompany expense allocations from ING AIH. The expenses were allocated to the Company based upon the department that used the space, and the cash settlement occurred in January 2009.

(3) Amounts represent payments to ING affiliates for severance incurred by another ING entity for employees that supported the Company. Payments were made through ING's intercompany cash settlement process.

(4) Amounts represent payments to employees of the Company, as well as reversals of severance reserves.

The Company estimates the completion of these integration and restructuring activities by January 30, 2010.

2009 EXPENSE AND STAFF REDUCTIONS

On January 12, 2009, ING announced expense and staff reductions across all U.S. operations, which resulted in the elimination of 87 current and open positions in the Company. Due to the staff reductions, curtailment of pension benefits shall occur during the first quarter of 2009, which will result in the recognition of a loss related to unrecognized prior service costs. The effect of the curtailment on the Company's earnings is anticipated to be less than $0.1. The Company anticipates that these restructuring activities in regards to its operations will be complete by February 10, 2010 with total estimated costs of $5.8.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

14. ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

Shareholder's equity included the following components of Accumulated other comprehensive income (loss) as of December 31, 2008, 2007, and 2006.

                                                       2008       2007       2006
                                                 ------------- ---------- ----------
Net unrealized capital gains (losses):
  Fixed maturities, available-for-sale           $ (1,315.5)   $ (64.5)   $ (44.6)
  Equity securities, available-for-sale                (7.4)       6.3       18.1
  DAC/VOBA adjustment on
     available-for-sale securities                    650.9        7.8        3.9
  Sales inducements adjustment on
     available-for-sale securities                      2.4        0.2        0.1
  Premium deficiency reserve adjustment                   -          -      (37.5)
  Other investments                                    (0.3)      (0.7)       0.8
  Less: allocation to experience-rated contracts          -      (16.4)     (52.4)
                                                 ------------- ---------- ----------
Unrealized capital gains (losses), before tax        (669.9)     (34.5)      (6.8)
Deferred income tax asset (liability)                 205.8       12.1        2.4
Asset valuation allowance                                 -       (6.4)         -
                                                 ------------- ---------- ----------
Net unrealized capital gains (losses)                (464.1)     (28.8)      (4.4)
Pension liability, net of tax                         (18.0)      (5.0)      (9.6)
                                                 ------------- ---------- ----------
Accumulated other comprehensive
  (loss) income                                    $ (482.1)   $ (33.8)   $ (14.0)
                                                 ============= ========== ==========

During 2008, as a result of the current market conditions, the Company reflected net unrealized capital losses allocated to experience-rated contracts in Shareholder's equity on the Consolidated Balance Sheets rather than Future policy benefits and claims reserves. At December 31, 2008, there are no net unrealized losses allocated to experience-rated contracts. Net unrealized capital gains (losses) allocated to experience-rated contracts of $(16.4) at December 31, 2007, are reflected on the Consolidated Balance Sheets in Future policy benefits and claims reserves and are not included in Shareholder's equity.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

Changes in Accumulated other comprehensive income (loss), net of DAC, VOBA, and tax (excluding the tax valuation allowance), related to changes in unrealized capital gains (losses) on securities, including securities pledged and excluding those related to experience-rated contracts, as appropriate, were as follows for the years ended December 31, 2008, 2007, and 2006.

                                                      2008       2007       2006
                                                ------------- ---------- ----------
Fixed maturities, available-for-sale            $ (1,251.0)   $ (19.9)   $ (26.6)
Equity securities, available-for-sale                (13.7)     (11.8)      14.9
DAC/VOBA adjustment on
  available-for-sale securities                      643.1        3.9       (1.2)
Sales inducements adjustment on
  available-for-sale securities                        2.2        0.1          -
Premium deficiency reserve adjustment                    -       37.5      (13.9)
Other investments                                      0.4       (1.5)      (0.4)
Less: allocation to experience-rated contracts        16.4       36.0       (3.8)
                                                ------------- ---------- ----------
Unrealized capital gains (losses), before tax       (635.4)     (27.7)     (23.4)
Deferred income tax asset (liability)                193.7        9.7       12.7
                                                ------------- ---------- ----------
Net change in unrealized capital gains (losses)   $ (441.7)   $ (18.0)   $ (10.7)
                                                ============= ========== ==========

                                                                    2008       2007       2006
                                                              ------------- ---------- ----------
Net unrealized capital holding gains (losses) arising
  during the year (1)                                       $ (1,192.0)   $ (66.9)   $ (43.6)
Less: reclassification adjustment for gains (losses)
  and other items included in Net (loss) income(2)              (750.3)     (48.9)     (32.9)
                                                              ------------- ---------- ----------
Net change in unrealized capital gains (losses) on securities   $ (441.7)   $ (18.0)   $ (10.7)
                                                              ============= ========== ==========

(1) Pretax unrealized holding gains (losses) arising during the year were $(1,714.8), $(102.9), and $(95.4), for the years ended December 31, 2008,
     2007, and 2006, respectively.

(2) Pretax reclassification adjustments for gains (losses) and other items included in Net (loss) income were and $(1,079.4), $(75.2), and $(72.0), for the years ended December 31, 2008, 2007, and 2006, respectively.

ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amount in millions, unless otherwise stated)

15. CHANGES TO PRIOR YEARS PRESENTATION

CONSOLIDATED STATEMENTS OF OPERATIONS PRESENTATIONAL CHANGES

During 2008, certain changes were made to the Consolidated Statements of Operations for the year ended 2007 to more accurately reflect the correct balances, primarily related to surrenders on market value adjusted contracts. As the Company has determined these changes to be immaterial, the Consolidated Statements of Operations for the year ended December 31, 2007, has not been labeled as restated. The following table summarizes the adjustments:

                                                       PREVIOUSLY
                                                         REPORTED    RECLASSIFICATION    ADJUSTED
                                                       ------------- ------------------- -----------
2007
----
Fee income                                                $ 789.3             $ (19.4)    $ 769.9
Net realized capital gains (losses)                          (8.2)              (19.4)      (27.6)
Other income                                                  0.9                19.4        20.3
Total revenue                                             2,451.9               (19.4)    2,432.5
Interest credited and other benefits to contractowners      822.2               (19.4)      802.8
Total benefits and expenses                               2,177.5               (19.4)    2,158.1

QUARTERLY DATA (UNAUDITED)
(Dollar amounts in millions, unless otherwise stated)

                                    FIRST
2008                              (RESTATED)*     SECOND    THIRD      FOURTH
----                              -------------- ------- ----------- -----------
Total revenue                         $ 560.4    $ 538.4  $ 469.3     $ 166.1
                                  -------------- ------- ----------- -----------
Income (loss) before income taxes       (98.4)      25.1   (391.3)     (673.9)
Income tax expense (benefit)            (53.8)       1.9    (25.1)      (31.3)
                                  -------------- ------- ----------- -----------
Net income                            $ (44.6)    $ 23.2 $ (366.2)   $ (642.6)
                                  ============== ======= =========== ===========

2007                                    FIRST     SECOND    THIRD      FOURTH
----                              -------------- ------- ----------- -----------
Total revenue                         $ 579.1    $ 594.9  $ 601.4     $ 657.1
                                  -------------- ------- ----------- -----------
Income (loss) before income taxes       100.7      115.8     85.8       (27.9)
Income tax expense (benefit)             28.5       33.6     22.3       (28.4)
                                  -------------- ------- ----------- -----------
Net income                             $ 72.2     $ 82.2   $ 63.5       $ 0.5
                                  ============== ======= =========== ===========

*The Company has restated its previously issued unaudited interim financial statements for the three months ended March 31, 2008 due to an error in the calculation of the fair value of the reserves for product guarantees for annuity contracts containing guaranteed credited rates. The effect of the restatement on these prior period interim financial statements for the three months ended March 31, 2008 was to increase the net loss by $18.9.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                        UNDERTAKING PURSUANT TO RULE 484

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                 INDEMNIFICATION

Section 33-779 of the Connecticut General Statutes (the "CGS") provides that a corporation may provide indemnification of or advance expenses to a director, officer, employee or agent only as permitted by Sections 33-770 to 33-778, inclusive, of the CGS. Reference is hereby made to Section 33-771(e) of the CGS regarding indemnification of directors and Section 33-776(d) of CGS regarding indemnification of officers, employees and agents of Connecticut corporations. These statutes provide in general that Connecticut corporations incorporated prior to January 1, 1997 shall, except to the extent that their certificate of incorporation expressly provides otherwise, indemnify their directors, officers, employees and agents against "liability" (defined as the obligation to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses incurred with respect to a proceeding) when (1) a determination is made pursuant to Section 33-775 that the party seeking indemnification has met the standard of conduct set forth in Section 33-771 or (2) a court has determined that indemnification is appropriate pursuant to Section 33-774. Under Section 33-775, the determination of and the authorization for indemnification are made (a) by two or more disinterested directors, as defined in Section 33-770(3); (b) by special legal counsel; (c) by the shareholders; or (d) in the case of indemnification of an officer, agent or employee of the corporation, by the general counsel of the corporation or such other officer(s) as the board of directors may specify. Also, Section 33-772 with Section 33-776 provide that a corporation shall indemnify an individual who was wholly successful on the merits or otherwise against reasonable expenses incurred by him in connection with a proceeding to which he was a party because he is or was a director, officer, employee, or agent of the corporation. Pursuant to Section 33-771(d), in the case of a proceeding by or in the right of the corporation or with respect to conduct for which the director, officer, agent or employee was adjudged liable on the basis that he received a financial benefit to which he was not entitled, indemnification is limited to reasonable expenses incurred in connection with the proceeding against the corporation to which the individual was named a party.

Section 33-777 of the statute does specifically authorize a corporation to procure indemnification insurance on behalf of an individual who was a director, officer, employee or agent of the corporation. ING Life Insurance and Annuity Company and ING Financial Advisers, LLC, wholly owned, indirect subsidiaries of ING America Insurance Holdings, INC., are covered under a blanket Financial Institution Bond with limits in excess of $50,000,000. The policy dates are June 30, 2007, through July 1, 2008, and is renewed on an annual basis. The policy provides for the following types of coverage: errors and omissions/professional liability, directors and officers, employment practices, fiduciary and fidelity.

Section 20 of the ING Financial Advisers, LLC Limited Liability Company Agreement executed as of November 28, 2000 provides that ING Financial Advisers, LLC will indemnify certain persons against any loss, damage, claim or expenses (including legal fees) incurred by such person if he is made a party or is threatened to be made a party to a suit or proceeding because he was a member, officer, director, employee or agent of ING Financial Advisers, LLC, as long as he acted in good faith on behalf of ING Financial Advisers, LLC and in a manner reasonably believed to be within the scope of his authority. An additional condition requires that no person shall be entitled to indemnify if his loss, damage, claim or expense was incurred by reason of his gross negligence or willful misconduct. This indemnity provision is authorized by and is consistent with Title 8, Section 145 of the General Corporation Law of the State of Delaware.

                REPRESENTATION PURSUANT TO SECTION 26(e)(2)(A) OF
                       THE INVESTMENT COMPANY ACT OF 1940

ING Life Insurance and Annuity Company represents that the fees and charges deducted under the policies covered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.


                 CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 22 TO
                           THE REGISTRATION STATEMENT

This Post-Effective Amendment No. 22. to Registration Statement No. 033-76018 is comprised of the following papers and documents:


-    The facing sheet.


-    One Prospectus for the AetnaVest Plus Variable Life Insurance Policy


-    The undertaking to file reports

-    The undertaking pursuant to Rule 484

-    Indemnification

- Representation pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940

-    The signatures

-    Written consents of the following persons:

          A.   Consent of Counsel (included as part of Exhibit No. 11 below)

          B.   Actuarial Consent (included as part of Exhibit No. 15 below)


          C. Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm (included as Exhibit No. 16 below)


     The following Exhibits:

          1. Exhibits required by paragraph A of instructions to exhibits for Form N-8B-2:

               (1) Resolution establishing Variable Life Account B - Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 (File No. 033-76004), as filed on February 16, 1996.

               (2)    Not applicable

               (3.1) Master General Agent Agreement - Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 (File No. 033-76004), as filed on February 16, 1996.

               (3.2) Life Insurance General Agent Agreement - Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 (File No. 033-76004), as filed on February 16, 1996.

               (3.3) Broker Agreement - Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 (File No. 033-76004), as filed on February 16, 1996.

               (3.4) Life Insurance Broker-Dealer Agreement - Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 (File No. 033-76004), as filed on February 16, 1996.

               (3.5) Principal Underwriter Agreement effective as of November 17, 2000 between Aetna Life Insurance and Annuity Company and Aetna Investment Services, LLC - Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4 (File No. 333-49176), as filed on November 30, 2000.

               (4)    Not applicable

               (5.1) AetnaVest Plus Policy (38899-93) - Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement on Form S-6 (File No. 033-76018), as filed on April 22, 1997.

               (5.2) Disability Benefit Rider (70174-93) to AetnaVest Plus Policy 38899-93 - Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement on Form S-6 (File No. 033-76018), as filed on April 22, 1997.

               (5.3) Unisex Amendment rider (70211-95US) for use with AetnaVest Plus Policy 38899-93 - Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement on Form S-6 (File No. 033-76018), as filed on April 22, 1997.

               (5.4)  Endorsements L-ENMCHGI-02 and L-ENCMCHGG-02 (name change)
                      - Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form S-6 (File No. 033-75248), as filed on April 26, 2002.

               (6.1) Restated Certificate of Incorporation (amended and restated as of January 1, 2002) of ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) - Incorporated by reference to ING Life Insurance and Annuity Company annual report on Form 10-K (File No. 033-23376), as filed on March 28, 2002.

               (6.2) Amended and Restated By-Laws of ING Life Insurance and Annuity Company, effective January 1, 2005 - Incorporated by reference to the ILIAC 10-Q, as filed on May 13, 2005 (File No. 033-23376, Accession No. 0001047469-05-014783).

               (7)    Not applicable

               (8.1) Participation Agreement dated as of November 28, 2001 among Portfolio Partners, Inc., Aetna Life Insurance and Annuity Company and Aetna Investment Services, LLC - Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 8, 2002.

               (8.2) Amendment dated March 5, 2002 between Portfolio Partners, Inc. (to be renamed ING Partners, Inc. effective May 1,
                      2002), Aetna Life Insurance and Annuity Company (to be renamed ING Life Insurance and Annuity Company effective May 1, 2002) and Aetna Investment Services LLC (to be renamed ING Financial Advisers, LLC) to Participation Agreement dated November 28, 2001 - Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 8, 2002.

               (8.3) Amendment dated May 1, 2003 between ING Partners, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC to the Participation Agreement dated as of November 28, 2001 and subsequently amended on March 5, 2002 - Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement on Form N-4 (File No. 033-75988), as filed on April 10, 2003.

               (8.4) Amendment dated November 1, 2004 to the Participation Agreement between ING Partners, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC dated as of November 28, 2001 and subsequently amended on March 5, 2002 and May 1, 2003 - Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement on Form N-1A (File No. 333-32575), as filed on April 1, 2005.

               (8.5) Amendment dated April 29, 2005 to the Participation Agreement between ING Partners, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC dated as of November 28, 2001 and subsequently amended on March 5, 2002, May 1, 2003 and November 1, 2004 - Incorporated by reference to Post-Effective Amendment No. 32 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 11, 2006.

               (8.6) Amendment dated August 31, 2005 to the Participation Agreement between ING Partners, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC dated November 28, 2001 and subsequently amended on March 5, 2002, May 1, 2003, November 1, 2004 and April 29, 2005 -
                      Incorporated by reference to Post-Effective Amendment No. 32 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 11, 2006.

               (8.7) Amendment dated December 7, 2005 to the Participation Agreement between ING Partners, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC dated as of November 28, 2001 and subsequently amended on March 5, 2002, May 1, 2003, November 1, 2004, April 29, 2005,
                      and August 31, 2005 - Incorporated by reference to Post-Effective Amendment No. 32 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 11, 2006.

               (8.8) Amendment dated April 28, 2006 to the Participation Agreement between ING Partners, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC dated as of November 28, 2001 and subsequently amended on March 5, 2002, May 1, 2003, November 1, 2004, April 29, 2005,
                      August 31, 2005 and December 7, 2005 - Incorporated by reference to Registration Statement on Form N-4 (File No. 333-134760), as filed on June 6, 2006.

               (8.9) Shareholder Servicing Agreement (Service Class Shares) dated as of November 27, 2001 between Portfolio Partners, Inc. and Aetna Life Insurance and Annuity Company - Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 8, 2002.

               (8.10) Amendment dated March 5, 2002 between Portfolio Partners,
                      Inc. (to be renamed ING Partners, Inc. effective May 1,
                      2002) and Aetna Life Insurance and Annuity Company (to be renamed ING Life Insurance and Annuity Company effective May 1, 2002) to the Shareholder Servicing Agreement dated November 27, 2001 - Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 8, 2002.

               (8.11) Amendment dated May 1, 2003 by and between ING Partners,
                      Inc. and ING Life Insurance and Annuity Company to the Shareholder Servicing Agreement (Service Class Shares) dated November 27, 2001, as amended on March 5, 2002 - Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement on Form N-4 (File No. 033-75988), as filed on April 10, 2003.

               (8.12) Amendment dated November 1, 2004 to the Shareholder
                      Servicing Agreement (Service Class Shares) by and between ING Partners, Inc. and ING Life Insurance and Annuity Company dated November 27, 2001, as amended on March 5, 2002 and May 1, 2003 - Incorporated by reference to Initial Registration Statement on Form N-4 (File No. 333-134760), as filed on June 6, 2006.

               (8.13) Amendment dated April 29, 2005 to the Shareholder
                      Servicing Agreement (Service Class Shares) by and between ING Partners, Inc. and ING Life Insurance and Annuity Company dated November 27, 2001, and amended on March 5, 2002, May 1, 2003 and November 1, 2004 - Incorporated by reference to Post-Effective Amendment No. 32 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 11, 2006.

               (8.14) Amendment dated December 7, 2005 to the Shareholder
                      Servicing Agreement (Service Class Shares) by and between ING Partners, Inc. and ING Life Insurance and Annuity Company dated November 27, 2001, and amended on March 5, 2002, May 1, 2003, November 1, 2004 and April 29, 2005 -
                      Incorporated by reference to Initial Registration Statement on Form N-4 (File No.333-134760), as filed on June 6, 2006.

               (8.15) Amendment dated April 28, 2006 to the Shareholder
                      Servicing Agreement (Service Class Shares) by and between ING Partners, Inc. and ING Life Insurance and Annuity Company dated November 27, 2001, and amended on March 5, 2002, May 1, 2003, November 1, 2004, April 29, 2005 and
                      December 7, 2005 - Incorporated by reference to Registration Statement on Form N-4 (File No. 333-134760), as filed on June 6, 2006.

               (8.16) Fund Participation Agreement dated as of May 1, 1998 by and among Aetna Life Insurance and Annuity Company and Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, Aetna Variable Portfolios, Inc. on behalf of each of its series and Aeltus Investment Management, Inc. - Incorporated by reference to Registration Statement on Form N-4 (File No. 333-56297), as filed on June 8, 1998.

               (8.17) Amendment dated November 9, 1998 to Fund Participation
                      Agreement dated as of May 1, 1998 by and among Aetna Life Insurance and Annuity Company and Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, Aetna Variable Portfolios, Inc. on behalf of each of its series and Aeltus Investment Management, Inc. - Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-4 (File No. 333-56297), as filed on December 14, 1998.

               (8.18) Second Amendment dated December 31, 1999 to Fund
                      Participation Agreement dated as of May 1, 1998 and amended on November 9, 1998 by and among Aetna Life Insurance and Annuity Company and Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, Aetna Variable Portfolios, Inc. on behalf of each of its series and Aeltus Investment Management, Inc. - Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement on Form N-4 (File No. 333-01107), as filed on February 16, 2000.

               (8.19) Third Amendment dated February 11, 2000 to Fund
                      Participation Agreement dated as of May 1, 1998 and amended on November 9, 1998 and December 31, 1999 by and among Aetna Life Insurance and Annuity Company and Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, Aetna Variable Portfolios, Inc. on behalf of each of its series and Aeltus Investment Management, Inc. - Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement on Form N-4 (File No. 333-01107), as filed on April 4, 2000.

               (8.20) Fourth Amendment dated May 1, 2000 to Fund Participation
                      Agreement dated as of May 1, 1998 and amended on November 9, 1998, December 31, 1999 and February 11, 2000 by and among Aetna Life Insurance and Annuity Company and Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, Aetna Variable Portfolios, Inc. on behalf of each of its series and Aeltus Investment Management, Inc. - Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement on Form N-4 (File No. 333-01107), as filed on April 4, 2000.

               (8.21) Fifth Amendment dated February 27, 2001 to Fund
                      Participation Agreement dated as of May 1, 1998 and amended on November 9, 1998, December 31, 1999, February 11, 2000 and May 1, 2000 by and among Aetna Life Insurance and Annuity Company and Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, Aetna Variable Portfolios, Inc. on behalf of each of its series and Aeltus Investment Management, Inc. - Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement on Form N-4 (File No. 333-01107), as filed on April 13, 2001.

               (8.22) Sixth Amendment dated as of June 19, 2001 to Fund
                      Participation Agreement dated as of May 1, 1998 and amended on November 9, 1998, December 31, 1999, February 11, 2000, May 1, 2000 and February 27, 2001 among Aetna Life Insurance and Annuity Company, Aeltus Investment Management, Inc. and Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, on behalf of each of its series, Aetna Generations Portfolios, Inc. on behalf of each of its series and Aetna Variable Portfolios, Inc. on behalf of each of its series - Incorporated by reference to Post-Effective Amendment No. 32 to Registration Statement on Form N-4 (File No. 033-75988), as filed on April 13, 2004.

               (8.23) Service Agreement effective as of May 1, 1998 between
                      Aeltus Investment Management, Inc. and Aetna Life Insurance and Annuity Company in connection with the sale of shares of Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series and Aetna Variable Portfolios, Inc. on behalf of each of its series - Incorporated by reference to Registration Statement on Form N-4 (File No. 333-56297), as filed on June 8, 1998.

               (8.24) Amendment dated November 4, 1998 and effective as of
                      October 15, 1998 to Service Agreement effective as of May 1, 1998 between Aeltus Investment Management, Inc. and Aetna Life Insurance and Annuity Company in connection with the sale of shares of Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series and Aetna Variable Portfolios, Inc. on behalf of each of its series - Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-4 (File No. 333-56297), as filed on December 14, 1998.

               (8.25) Second Amendment dated February 11, 2000 to Service
                      Agreement effective as of May 1, 1998 and amended on November 4, 1998 between Aeltus Investment Management, Inc. and Aetna Life Insurance and Annuity Company in connection with the sale of shares of Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series and Aetna Variable Portfolios, Inc. on behalf of each of its series - Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement on Form N-4 (File No. 333-01107), as filed on April 4, 2000.

               (8.26) Third Amendment dated May 1, 2000 to Service Agreement effective as of May 1, 1998 and amended on November 4, 1998 and February 11, 2000 between Aeltus Investment Management, Inc. and Aetna Life Insurance and Annuity Company in connection with the sale of shares of Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series and Aetna Variable Portfolios, Inc. on behalf of each of its series - Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement on Form N-4 (File No. 333-01107), as filed on April 4, 2000.

               (8.27) Fourth Amendment dated as of June 26, 2001 to Service
                      Agreement with Investment Advisor effective as of May 1, 1998, as amended on November 4, 1998, February 11, 2000 and May 1, 2000 between Aeltus Investment Management, Inc. and Aetna Life Insurance and Annuity Company in connection with the sale of shares of Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series and Aetna Variable Portfolios, Inc. on behalf of each of its series - Incorporated by reference to Post-Effective Amendment No. 32 to Registration Statement on Form N-4 (File No. 033-75988), as filed on April 13, 2004.

               (8.28) Rule 22c-2 Agreement dated no later than April 16, 2007 is effective October 16, 2007 between ING Funds Services, LLC, ING Life Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance Company and Systematized Benefits Administrators Inc. - Incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-4 (File No. 033-75962), as filed on June 15, 2007.

               (8.29) Fund Participation Agreement dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996 and March 1, 1996 between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation - Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-4 (File No. 033-75964), as filed on February 11, 1997.

               (8.30) Fifth Amendment dated as of May 1, 1997 to the Fund
                      Participation Agreement dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995,
                      January 1, 1996 and March 1, 1996 between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation - Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-4 (File No. 033-34370), as filed on September 29, 1997.

               (8.31) Sixth Amendment dated as of November 6, 1997 to the Fund
                      Participation Agreement dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995,
                      January 1, 1996, March 1, 1996 and May 1, 1997 between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation - Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-4 (File No. 033-75964), as filed on February 9, 1998.

               (8.32) Seventh Amendment dated as of May 1, 1998 to the Fund
                      Participation Agreement dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995,
                      January 1, 1996, March 1, 1996, May 1, 1997 and November 6, 1997 between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation - Incorporated by reference to Registration Statement on Form N-4 (File No. 333-56297), as filed on June 8, 1998.

               (8.33) Eighth Amendment dated December 1, 1999 to Fund
                      Participation Agreement dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995,
                      January 1, 1996, March 1, 1996, May 1, 1997, November 6, 1997 and May 1, 1998 between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation - Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement on Form N-4 (File No. 333-01107), as filed on February 16, 2000.

               (8.34) Ninth Amendment dated as of August 15, 2007 to the Fund
                      Participation Agreement dated February 1, 1994 and amended on December 15, 1994,

                      February 1, 1995, May 1, 1995, January 1, 1996, March 1, 1996, May 1, 1997, January 20, 1998 and May 1, 1998
                      between ING Life Insurance and Annuity Company (formerly known as Aetna Life Insurance and Annuity Company), Variable Insurance Products Fund II and Fidelity Distributors Corporation - Incorporated by reference to Post-Effective Amendment No. 46 to Registration Statement on Form N-4 (File No. 333-01107), as filed on February 15, 2008.

               (8.35) Fund Participation Agreement dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996 and March 1, 1996 between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation - Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-4 (File No. 033-75964), as filed on February 11, 1997.

               (8.36) Fifth Amendment, dated as of May 1, 1997 to the Fund
                      Participation Agreement dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995,
                      January 1, 1996 and March 1, 1996 between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation - Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-4 (File No. 033-34370), as filed on September 29, 1997.

               (8.37) Sixth Amendment dated as of January 20, 1998 to the Fund
                      Participation Agreement dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995,
                      January 1, 1996, March 1, 1996 and May 1, 1997 between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation - Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement on Form S-6 (File No. 033-75248), as filed on February 24, 1998.

               (8.38) Seventh Amendment dated as of May 1, 1998 to the Fund
                      Participation Agreement dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995,
                      January 1, 1996, March 1, 1996, May 1, 1997 and January 20, 1998 between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation - Incorporated by reference to Registration Statement on Form N-4 (File No. 333-56297), as filed on June 8, 1998.

               (8.39) Eighth Amendment dated December 1, 1999 to Fund
                      Participation Agreement dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995,
                      January 1, 1996, March 1, 1996, May 1, 1997, January 20,
                      1998 and May 1, 1998 between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation - Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement on Form N-4 (File No. 333-01107), as filed on February 16, 2000.

               (8.40) Ninth Amendment dated as of August 15, 2007 to the Fund
                      Participation Agreement dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995,
                      January 1, 1996, March 1, 1996, May 1, 1997, January 20,
                      1998 and May 1, 1998 between ING Life Insurance and Annuity Company (formerly known as Aetna Life Insurance and Annuity Company),

                      Variable Insurance Products Fund II and Fidelity Distributors Corporation - Incorporated by reference to Post-Effective Amendment No. 46 to Registration Statement on Form N-4 (File No. 333-01107), as filed on February 15, 2008.

               (8.41) Letter Agreement dated May 16, 2007 and effective July 2,
                      2007 between ING Life Insurance and Annuity Company, Variable Insurance Products Fund, Variable Insurance Products Fund I, Variable Insurance Products Fund II, Variable Insurance Products Fund V and Fidelity Distributors Corporation - Incorporated by reference to Post-Effective Amendment No. 51 to Registration Statement on Form N-4 (File No. 033-75962), as filed on July 27, 2007.

               (8.42) Service Agreement effective as of June 1, 2002 by and between Fidelity Investments Institutional Operations Company, Inc. and ING Financial Advisers, LLC - Incorporated by reference to Post-Effective Amendment No. 33 to Registration Statement on Form N-4 (File No. 033-75988), as filed on August 5, 2004.

               (8.43) Service Contract effective as of June 1, 2002 and amended on June 20, 2003 by and between Directed Services, Inc., ING Financial Advisers, LLC, and Fidelity Distributors Corporation - Incorporated by reference to Post-Effective Amendment No. 33 to Registration Statement on Form N-4 (File No. 033-75988), as filed on August 5, 2004.

               (8.44) First Amendment effective April 1, 2005 to Service
                      Contract between Fidelity Distributors Corporation and ING Financial Advisers, Inc. dated June 1, 2002 and amended on June 20, 2003 - Incorporated by reference to Post-Effective Amendment No. 47 to Registration Statement on Form N-4 (File No. 033-75962), as filed on November 21, 2006.

               (8.45) Second Amendment effective April 1, 2006 to Service
                      Contract between Fidelity Distributors Corporation and ING Financial Advisers, Inc. dated June 1, 2002 and amended on June 20, 2003 - Incorporated by reference to Post-Effective Amendment No. 47 to Registration Statement on Form N-4 (File No. 033-75962), as filed on November 21, 2006.

               (8.46) Rule 22c-2 Agreement dated no later than April 16, 2007 and is effective as of October 16, 2007 between Fidelity Distributors Corporation, ING Life Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance Company and Systematized Benefits Administrators Inc. - Incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-4 (File No. 033-75962), as filed on June 15, 2007.

               (8.47) Fund Participation Agreement dated December 8, 1997 among
                      Janus Aspen Series, Aetna Life Insurance and Annuity Company and Janus Capital Corporation - Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4 (File No. 033-75992), as filed on December 31, 1997.

               (8.48) Amendment dated October 12, 1998 to Fund Participation
                      Agreement dated December 8, 1997 among Janus Aspen Series, Aetna Life Insurance and Annuity Company and Janus Capital Corporation - Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-4 (File No. 333-56297), as filed on December 14, 1998.

               (8.49) Second Amendment dated December 1, 1999 to Fund
                      Participation Agreement dated December 8, 1997 and amended on October 12, 1998 among Janus Aspen Series and Aetna Life Insurance and Annuity Company and Janus Capital Corporation - Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement on Form N-4 (File No. 333-01107), as filed on February 16, 2000.

               (8.50) Amendment dated August 1, 2000 to Fund Participation
                      Agreement dated December 8, 1997 and amended on October 12, 1998 and December 1, 1999 among Janus Aspen Series, Aetna Life Insurance and Annuity Company and Janus Capital Corporation - Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-4 (File No. 333-01107), as filed on August 14, 2000.

               (8.51) Letter Agreement dated December 7, 2001 between Janus and
                      Aetna Life Insurance and Annuity Company reflecting evidence of a new Fund Participation Agreement with the same terms as the current Fund Participation Agreement except with a new effective date of March 28, 2002 - Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 8, 2002.

               (8.52) Service Agreement effective December 8, 1997 between Janus
                      Capital Corporation and Aetna Life Insurance and Annuity Company - Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4 (File No. 033-75992), as filed on December 31, 1997.

               (8.53) First Amendment dated as of August 1, 2000 to Service
                      Agreement dated December 8, 1997 between Janus Capital Corporation and Aetna Life Insurance and Annuity Company - Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-4 (File No. 333-01107), as filed on August 14, 2000.

               (8.54) Distribution and Shareholder Services Agreement - Service
                      Shares of Janus Aspen Series (for Insurance Companies) dated August 1, 2000 between Janus Distributors, Inc. and Aetna Life Insurance and Annuity Company - Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-4 (File No. 333-01107), as filed on August 14, 2000.

               (8.55) Letter Agreement dated October 19, 2001 between Janus and
                      ALIAC reflecting evidence of a new Distribution and Shareholder Service Agreement with the same terms as the current Distribution and Shareholder Service Agreement except with a new effective date of March 28, 2002 - Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-4 (File No. 033-75962), as filed on April 8, 2002.

               (8.56) Rule 22c-2 Agreement dated April 16, 2007 and is effective as of October 16, 2007 between Janus Services LLC, Janus Distributors LLC, Janus Capital Management LLC, Janus Aspen Series, ING Life Insurance and Annuity Company, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York and

                      Security Life of Denver Insurance Company - Incorporated by reference to Post-Effective Amendment No. 46 to Registration Statement on Form N-4 (File No. 333-01107), as filed on February 15, 2008.

               (8.57) Fund Participation Agreement dated March 11, 1997 between
                      Aetna Life Insurance and Annuity Company and Oppenheimer Variable Annuity Account Funds and OppenheimerFunds, Inc.
                      - Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement on Form N-4 (File No. 033-34370), as filed on April 16, 1997.

               (8.58) First Amendment dated December 1, 1999 to Fund
                      Participation Agreement dated March 11, 1997 between Aetna Life Insurance and Annuity Company and Oppenheimer Variable Annuity Account Funds and OppenheimerFunds, Inc.
                      - Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement on Form N-4 (File No. 333-01107), as filed on February 16, 2000.

               (8.59) Second Amendment dated May 1, 2004 to Fund Participation
                      Agreement dated March 11, 1997 and amended December 1, 1999 between ING Life Insurance and Annuity Company, OppenheimerFunds, Inc. and Oppenheimer Variable Annuity Account Funds - Incorporated by reference to Post-Effective Amendment No. 39 to Registration Statement on Form N-4 (File No. 033-75988), as filed on April 10, 2007.

               (8.60) Service Agreement effective as of March 11, 1997 between
                      OppenheimerFunds, Inc. and Aetna Life Insurance and Annuity Company - Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement on Form N-4 (File No. 033-34370), as filed on April 16, 1997.

               (8.61) Rule 22c-2 Agreement dated no later than April 16, 2007 and is effective as of October 16, 2007 between Oppenheimer Funds Services, ING Life Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance Company and Systematized Benefits Administrators Inc. - Incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-4 (File No. 033-75962), as filed on June 15, 2007.

               (9)    Not applicable

               (10.1) Application (70059-96) - Incorporated by reference to
                      Post-Effective Amendment No. 3 to Registration Statement on Form S-6 (File No. 033-64277), as filed on February 25, 1998.

               (10.2) Application (70059-96ZNY) - Incorporated by reference to
                      Post-Effective Amendment No. 3 to Registration Statement on Form S-6 (File No. 033-64277), as filed on February 25, 1998.

               (10.3) Application Supplement (70268-97(3/98)) - Incorporated by
                      reference to Post-Effective Amendment No. 3 to Registration Statement on Form S-6 (File No. 033-64277), as filed on February 25, 1998.

               (11)   Opinion and Consent of Counsel

               (12)   Not Applicable

               (13)   Not Applicable

               (14)   Not Applicable

               (15) Actuarial Opinion and Consent. Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement on Form S-6 (File No. 33-76018) as filed on April 27, 2006.

               (16.1) Consent of Independent Registered Public Accounting Firm
                      (Atlanta)

               (16.2) Consent of Independent Registered Public Accounting Firm
                      (Fort Wayne)

               (17.1) Powers of Attorney

               (17.2) Certificate of Resolution Authorizing Signature by Power
                      of Attorney - Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-4 (File No. 033-75986), as filed on April 12, 1996.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Variable Life Account B of ING Life Insurance and Annuity Company, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to its Registration Statement on Form S-6 (File No. 033-76018) and has duly caused this Post-Effective Amendment No. 22 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and the seal of the Depositor to be hereunto affixed and attested, all in the Town of Windsor, and State of Connecticut, on this 30th day of April, 2009.

                                    VARIABLE LIFE ACCOUNT B
                                    OF ING LIFE INSURANCE AND ANNUITY COMPANY
                                       (REGISTRANT)

                                    By: ING LIFE INSURANCE AND ANNUITY COMPANY
                                           (DEPOSITOR)


                                    By: /s/ Richard T. Mason*
                                        ----------------------------------------
                                        Richard T. Mason
                                        President
                                        (principal executive officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 22 to the Registration Statement has been signed below by the following persons in the capacities indicated and on the date indicated.



SIGNATURE                              TITLE                                    DATE
------------------------------------   --------------------------------------   -----------


/s/ Richard T. Mason*                  President                                )
------------------------------------   (principal executive officer)            )
Richard T. Mason                                                                )
                                                                                )
                                                                                )
/s/ Bridget M. Healy*                  Director                                 )
------------------------------------                                            )
Bridget M. Healy                                                                )
                                                                                )
                                                                                )
/s/ Robert G. Leary*                   Director                                 )
------------------------------------                                            )
Robert G. Leary                                                                 )
                                                                                )
                                                                                )
/s/ Thomas J. McInerney*               Director and Chairman                    ) April
------------------------------------                                            ) 30, 2009
Thomas J. McInerney                                                             )



/s/ Catherine H. Smith*                Director and Senior Vice President       )
------------------------------------                                            )
Catherine H. Smith                                                              )
                                                                                )
                                                                                )
/s/ David A. Wheat*                    Director, Executive Vice President and   )
------------------------------------   Chief Financial Officer                  )
David A. Wheat                                                                  )
                                                                                )
                                                                                )
/s/ Steven T. Pierson*                 Senior Vice President and Chief          )
------------------------------------   Accounting Officer                       )
Steven T. Pierson                                                               )




By: /s/ J. Neil McMurdie
    --------------------------------
    J. Neil McMurdie
    *Attorney-in-Fact

                             VARIABLE LIFE ACCOUNT B
                                  EXHIBIT INDEX

EXHIBIT NO.   EXHIBIT
-----------   ---------------------------------------------------
99-B.11       Opinion and Consent of Counsel                        _______

99-B.16.1     Consent of Independent Auditors - Ernst & Young LLP
              (Atlanta)                                             _______

99-B.16.2     Consent of Independent Auditors - Ernst & Young LLP
              (Fort Wayne)                                          _______

99-B.17.1     Powers of Attorney                                    _______